                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06279
                                  ---------------------------------------------

                       Harris Associates Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

John R. Raitt                         Cameron S. Avery
Harris Associates L.P.                Bell, Boyd & Lloyd LLC
Two North La Salle Street, #500       Three First National Plaza, #3100
Chicago, Illinois 60602               Chicago, Illinois 60602
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (312) 621-0600
                                                   ----------------------------

Date of fiscal year end: 09/30/05
                        --------------------------
Date of reporting period: 09/30/05
                         -------------------------

ITEM 1. REPORTS TO SHAREHOLDERS.

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

ANNUAL REPORT

SEPTEMBER 30, 2005

[OAKMARK LOGO]

ADVISED BY HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

2005 ANNUAL REPORT

PRESIDENT'S LETTER                                                               1

SUMMARY INFORMATION                                                              2

FUND EXPENSES                                                                    4

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                               6

THE OAKMARK FUND
   Letter from the Portfolio Managers                                            8
   Schedule of Investments                                                       9

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                           13
   Schedule of Investments                                                      14

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                           16
   Schedule of Investments                                                      18

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                           24
   Global Diversification Chart                                                 26
   Schedule of Investments                                                      27

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS               32

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                           33
   International Diversification Chart                                          34
   Schedule of Investments                                                      35

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                           41
   International Diversification Chart                                          43
   Schedule of Investments                                                      44

FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                         50
   Statements of Operations                                                     52
   Statements of Changes in Net Assets                                          54
   Notes to Financial Statements                                                60

TRUSTEES AND OFFICERS                                                           79

OAKMARK PHILOSOPHY AND PROCESS                                                  82

THE OAKMARK GLOSSARY                                                            83

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

[PHOTO OF JOHN R. RAITT]

DEAR FELLOW SHAREHOLDERS,

The third quarter of 2005 was certainly newsworthy. Hurricanes, refinery outages, surging energy prices, continued tightening at the Federal Reserve, and an expanding budget deficit all captured attention and headlines. These events led to increased market volatility and significant shifts in stock market sector valuations. Even after such a volatile and emotional period, we remain focused on our primary task: generating investment returns that help our shareholders meet their long-term investment goals.

While world stock markets advanced in the third quarter, performance was uneven across our Funds and the stock market. Importantly, however, our Funds all posted gains for the fiscal year, which ended this quarter.

PATIENCE AND DISCIPLINE

A theme that we often repeat in these letters is that the consistent application of our value investing philosophy and a healthy measure of patience are important keys to our long-term investment success. Our process focuses on understanding intrinsic business value and finding growing companies with management intent on increasing shareholder value. We will only purchase these stocks when the business is priced at a substantial discount to value. This discipline limits the influence of emotion on our process and places current events like hurricanes and refinery outages in the proper context of their impact on long-term business value.

However, just being smart and getting great ideas into portfolios is not enough. There is an old Dutch proverb: "A handful of patience is worth a bushel of brains." Our process also requires that once stocks are in portfolios, we must wait patiently for the gap between the stock price and value to converge.

During the bull market of the late 1990s, traditional ("old-economy") companies frequently sold at very large discounts to value, as investors chased large-cap growth and internet stocks that attracted remarkably rich valuations. The valuation disparity between "hot" and "not-so-hot" stocks continued for a considerable period and even widened over time. The persistence of this disparity somehow gave it credibility with many investors. Its longevity also wore down many other investors whose impatience led them to abandon their discipline and "go with a strategy that is working." Eventually, the bubble burst, and disciplined, patient investors, including Oakmark shareholders, were rewarded.

More recently, and as Bill Nygren discusses in his commentary this quarter, we have noted compression in valuations between lower and higher quality companies over the past couple of years. We have purchased the shares of many high quality growth companies at average market valuation levels--bargain prices compared to our estimates of value. We believe that the gap between low and high quality companies will once again widen, and the stock prices of our better quality businesses will go up. The valuation compression has lasted longer than our logic would suggest it should. Rest assured however, we won't lose our patience.

MAINTAINING A DISCIPLINED INVESTMENT PLAN

We counsel our Fund investors that they should always make their investment decisions in the context of a realistic long-term plan. Developing a solid plan and sticking to it--even during difficult times--requires discipline and patience, and it is just as important for individual investors as it is for professionals. When dramatic changes such as those of the past few months occur, investors often react rashly and emotionally. However, these are the times when discipline and patience are needed the most.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.


/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

SUMMARY INFORMATION

                                                                                                         THE OAKMARK
                                      THE OAKMARK                        THE OAKMARK                  EQUITY AND INCOME
                                     FUND--CLASS I                    SELECT FUND--CLASS I              FUND--CLASS I
                                        (OAKMX)                             (OAKLX)                        (OAKBX)
---------------------------------------------------------------------------------------------------------------------------
PERFORMANCE FOR PERIOD
ENDED SEPTEMBER 30, 2005(1)
3 MONTHS*                               -0.46%                               0.42%                           5.83%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                   5.79%                               7.98%                          13.65%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
 RETURN FOR:

  3 YEAR                                13.65%                              16.00%                          15.97%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                 9.30%                              11.08%                          12.17%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                8.99%                                N/A                             N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                       15.58%                              18.78%                          14.06%
                                      (8/5/91)                           (11/1/96)                       (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY             Washington                         Washington                      Burlington
HOLDINGS AS OF               Mutual, Inc.              2.9%     Mutual, Inc.           14.5%    Resources Inc.          5.9%
SEPTEMBER 30, 2005(2)       McDonald's                         Yum! Brands, Inc.        7.4%   XTO Energy, Inc.         4.9%
                             Corporation               2.7%    H&R Block, Inc.          6.6%   Nestle SA                2.9%
                            Yum! Brands, Inc.          2.5%    First Data                      Caremark Rx, Inc.        2.7%
COMPANY AND % OF TOTAL      Viacom Inc.,                        Corporation             5.2%   General Dynamics
NET ASSETS                   Class B                   2.4%    Time Warner Inc.         4.9%    Corporation             2.5%
                            Time Warner Inc.           2.4%
----------------------------------------------------------------------------------------------------------------------------
SECTOR                      Consumer                           Consumer                        U.S. Government
ALLOCATION AS OF             Discretionary            44.4%     Discretionary          47.8%    Securities             31.2%
SEPTEMBER 30, 2005          Financials                14.2%    Financials              25.1%   Energy                  14.8%
                            Consumer Staples          12.3%    Information                     Consumer
                            Information                         Technology              9.8%    Discretionary          11.0%
SECTOR AND %                 Technology               10.8%    Health Care              7.9%   Consumer Staples        10.6%
OF MARKET VALUE             Industrials                8.7%    Energy                   4.7%   Industrials              9.5%
                            Health Care                6.1%    Industrials              4.7%   Health Care              7.3%
                            Energy                     3.5%                                    Financials               7.0%
                                                                                               Foreign Government
                                                                                                Securities              5.9%
                                                                                               Information
                                                                                                Technology              2.3%
                                                                                               Materials                0.4%
----------------------------------------------------------------------------------------------------------------------------

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

                                                                        THE OAKMARK                     THE OAKMARK
                                       THE OAKMARK                     INTERNATIONAL                    INTERNATIONAL
                                    GLOBAL FUND--CLASS I               FUND--CLASS I              SMALL CAP FUND--CLASS I
                                         (OAKGX)                           (OAKIX)                        (OAKEX)
----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE FOR PERIOD
ENDED SEPTEMBER 30, 2005(1)
3 MONTHS*                                   8.29%                            9.04%                          10.85%
----------------------------------------------------------------------------------------------------------------------------
1 YEAR                                     23.88%                           25.85%                          29.04%
----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
 RETURN FOR:

  3 YEAR                                   29.42%                           25.85%                          34.14%
----------------------------------------------------------------------------------------------------------------------------
  5 YEAR                                   18.62%                           11.27%                          18.85%
----------------------------------------------------------------------------------------------------------------------------
  10 YEAR                                    N/A                            11.62%                            N/A
----------------------------------------------------------------------------------------------------------------------------
  SINCE INCEPTION                          16.53%                           12.56%                          13.58%
                                         (8/4/99)                        (9/30/92)                       (11/1/95)
----------------------------------------------------------------------------------------------------------------------------
TOP FIVE EQUITY             Burlington                         GlaxoSmithKline plc      3.6%   Benfield Group Plc       3.6%
HOLDINGS AS OF               Resources Inc.            5.4%    Bayerische Motoren              Carpetright plc          3.2%
SEPTEMBER 30, 2005(2)       Nestle SA                  4.3%     Werke (BMW) AG          3.3%   Interpump
                            Euronext NV                4.2%    SK Telecom Co., Ltd.     3.2%    Group S.p.A.            3.1%
                            Diageo plc                 4.2%    Euronext NV              3.1%   Gurit-Heberlein AG       3.1%
COMPANY AND % OF TOTAL      Takeda                             Diageo plc               2.9%   JJB Sports plc           2.7%
NET ASSETS                   Pharmaceutical
                             Company Limited           4.0%
----------------------------------------------------------------------------------------------------------------------------
SECTOR                      Consumer                           Financials              25.6%   Industrials             25.0%
ALLOCATION AS OF             Discretionary            19.0%    Consumer                        Consumer
SEPTEMBER 30, 2005          Financials                15.2%     Discretionary          20.2%    Discretionary          20.7%
                            Health Care               15.0%    Consumer Staples        17.6%   Information
                            Consumer Staples          14.0%    Health Care             10.5%    Technology             18.3%
SECTOR AND %                Information                        Telecommunication               Financials              16.7%
OF MARKET VALUE              Technology               10.4%     Services                8.0%   Materials                7.2%
                            Industrials               10.2%    Materials                7.8%   Health Care              5.3%
                            Telecommunication                  Industrials              6.8%   Consumer Staples         5.1%
                             Services                  5.7%    Energy                   1.9%   Telecommunication
                            Energy                     5.6%    Information                      Services                1.7%
                            Materials                  4.9%     Technology              1.6%
----------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

ACTUAL EXPENSES

The following table provides information about actual account values and actual fund expenses for Class I of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from April 1, 2005, to September 30, 2005, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2005, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Certain accounts invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at www.oakmark.com for more information.

                                                                                                                 THE
                                                              THE                               THE            OAKMARK
                            THE              THE            OAKMARK            THE            OAKMARK       INTERNATIONAL
                          OAKMARK          OAKMARK        EQUITY AND         OAKMARK       INTERNATIONAL      SMALL CAP
                           FUND          SELECT FUND      INCOME FUND      GLOBAL FUND         FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
BEGINNING
ACCOUNT VALUE          $    1,000.00    $    1,000.00    $    1,000.00    $    1,000.00    $    1,000.00    $    1,000.00

ENDING
ACCOUNT VALUE          $      997.60    $    1,001.50    $    1,088.20    $    1,089.80    $    1,089.90    $    1,079.10

EXPENSES PAID
DURING PERIOD*         $        5.21    $        5.02    $        4.61    $        6.18    $        5.71    $        7.19

Annualized
Expense Ratio                   1.04%            1.00%            0.88%            1.18%            1.09%            1.38%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for Class I of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

                                                                                                                 THE
                                                              THE                               THE            OAKMARK
                            THE              THE            OAKMARK            THE            OAKMARK       INTERNATIONAL
                          OAKMARK          OAKMARK        EQUITY AND         OAKMARK       INTERNATIONAL      SMALL CAP
                           FUND          SELECT FUND      INCOME FUND      GLOBAL FUND         FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
BEGINNING
ACCOUNT VALUE          $    1,000.00    $    1,000.00    $    1,000.00    $    1,000.00    $    1,000.00    $    1,000.00

ENDING
ACCOUNT VALUE          $    1,019.90    $    1,020.05    $    1,020.66    $    1,019.15    $    1,019.60    $    1,018.15

EXPENSES PAID
DURING PERIOD*         $        5.27    $        5.06    $        4.46    $        5.97    $        5.52    $        6.98

ANNUALIZED
EXPENSE RATIO                   1.04%            1.00%            0.88%            1.18%            1.09%            1.38%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK AND OAKMARK SELECT FUNDS

AT OAKMARK, WE ARE LONG-TERM INVESTORS. WE ATTEMPT TO IDENTIFY GROWING BUSINESSES THAT ARE MANAGED TO BENEFIT THEIR SHAREHOLDERS. WE WILL PURCHASE STOCK IN THOSE BUSINESSES ONLY WHEN PRICED SUBSTANTIALLY BELOW OUR ESTIMATE OF INTRINSIC VALUE. AFTER PURCHASE, WE PATIENTLY WAIT FOR THE GAP BETWEEN STOCK PRICE AND INTRINSIC VALUE TO CLOSE.

[PHOTO OF WILLIAM C. NYGREN]

"An optimist stays up until midnight to see the new year in. A pessimist stays up to make sure the old year leaves."

Bill Vaughan

We've often said that Oakmark tends to be early. That observation even extends to our New Year's celebration. By having our fiscal year end on September 30 rather than December 31, we beat the rush for audits and save our shareholders a few dollars on fees. We also beat the rush for reflecting on the past year and thinking about how to approach the new one.

We look back on fiscal 2005 with mixed feelings. Our primary goal is, over time, to increase the wealth of our shareholders. Measured against that goal, any return that starts with a plus sign can be viewed as a success. We're pleased that both Funds achieved new all-time high prices last quarter. With the S&P 500(3) still priced about 20% below its 2000 peak, most competing funds cannot make that statement, which is an important reason to view our year as a success. Switching to the negatives, a couple of issues will cause us to "stay up to make sure the old year leaves." The S&P 500 increased more than either Fund did, not just in fiscal 2005 but also for the trailing three years. Further, the Funds have also lagged behind their value peers. Why did that happen?

We construct our portfolios based on each stock's merits, but two themes affected many of our decisions and hurt our returns. First, a year ago many commodity companies, including energy companies, were trading at low P/E(4) ratios and therefore looked cheap. We rejected most of those stocks because that cheapness vanished after adjusting earnings for our belief that the commodity prices necessary to balance long-term supply with demand were substantially below then-current commodity prices. Using oil as an example, a year ago the price was $50 per barrel, up from under $20 at the beginning of 2002. Typically, an extreme price spike sows the seeds for its own reversal. Consequently, we believed that energy producers and consumers would alter their behavior, eventually resulting in higher supply, lower demand, and a price significantly below $50 per barrel. Based on that assumption, which was reflected in the futures market, we felt that most energy stocks, as well as the stocks of most commodity producers were not selling at large discounts to their values. So we held few of those stocks. Instead of the price of oil declining, consistent with our long-term expectation, the price increased by another third last year, and energy stocks were large gainers. Because we invest based on long-term fundamentals, we continue to focus on the market clearing price, which we believe is significantly below $50 per barrel and we have decreased our holdings of the few energy stocks we own.

The second theme that hurt results was our belief that higher quality businesses deserve to sell at meaningfully higher multiples of earnings than lower quality businesses. Back in 1999 many stocks sold at low P/Es despite the overvalued market. In a quarterly letter a little over a year ago, I noted that in mid-1999 nearly 100 stocks in the S&P 500 were priced at less than half the S&P 500 P/E multiple, but in mid-2004 that number had fallen to just 20. In 1999, we believed that the market had generally overpriced high quality businesses. A year ago, we believed that the market had over-reacted by so tightly compressing the P/E dispersion. We found that large growth businesses, finally available at average prices, were the best new opportunities for investment. We anticipated that high quality names would eventually return to significant premiums and low quality names would return to significant discounts, creating a more normal P/E distribution. Instead, over the past year, multiples have compressed further. Now only 13 stocks in the S&P 500 sell at less than half the market multiple. One could argue that identifying superior businesses has become very difficult and, therefore, most stocks should sell at the same multiple. But we believe that some businesses still possess significant competitive advantages and deserve to sell at premiums. We also believe that momentum investors who previously bid up the price of large growth companies and technology stocks have now switched over to the below-average businesses that value investors used to own.

In investing, the line between "early" and "wrong" can be very fuzzy. I believe we are just early, but only time will tell on which side of that line we fall. As we begin fiscal 2006, we are clearly optimists excited by our expectations for the New Year. Though neither we nor any other mutual fund can make promises about future investment performance, there are four important promises we can make:

1. WE WILL CONTINUE TO APPLY A HIGH LEVEL OF EFFORT AND TALENT. In many endeavors consistent effort produces consistent results. So, naturally, when returns aren't stellar, investors tend to assume that we need to try harder. One e-mailer even suggested that I need to spend less time on the golf course and more time in the office! (I don't golf.) But in investing, there is no short-term correlation between effort and returns. This isn't to say that long-term investment success is uncorrelated with effort--far from it. We just don't know in what year we will harvest the seeds we plant today. Our Research Department is larger and more experienced than it was five or ten years ago, and its compensation structure continues to provide incentives for finding undervalued stocks. Further, our analysts are best described as "stock nuts"--meaning that the thrill they get from discovering great investment ideas is as important to them as their compensation is. As with our analysts, my passion for investing extends beyond normal office hours. My kids know that on weekends, if I'm at their sporting events or watching the Bears or Badgers football games on TV, I'm usually also reading VALUE LINE, BARRON'S, and now, the new weekend edition of THE WALL STREET JOURNAL.

2. WE WILL CONTINUE TO USE THE SAME INVESTMENT PHILOSOPHY. We invest in companies that we believe will grow and that are managed to maximize long-term per-share business value. We only buy stocks that are selling at large discounts to our estimates of value. Then we patiently wait for the gap between price and value to close. There are two ways this approach can fail. First, we can misjudge business fundamentals. Second, we can lose the patience our approach requires. Our lawyers may balk when I use the word "guarantee," but I can guarantee that we will make our share of mistakes analyzing individual companies. Our successful long-term track record includes more mistakes than I care to remember. Only by acknowledging our failings, eliminating them from our portfolios, and learning from our mistakes, can we limit the damage they cause. And what about the risk that we might lose patience and change investment philosophies? Surely that's a risk worth assessing. Many investment firms have changed their approach at just the wrong time resulting in substantial losses and missed opportunity. Instead of taking my word that we won't change, look at our history. The first Oakmark Fund report to shareholders in 1991 outlined our investment philosophy. Point number one was "Invest in securities selling significantly below their long-term underlying value." And prior to Oakmark, our company Harris Associates L.P., which will celebrate its 30th Anniversary next year, used that same philosophy for managing each of its accounts. Our insistence on investing based on long-term fundamental value may at times frustrate some shareholders, but wondering whether or not we'll stick to our knitting need not be a concern.

3. WE WILL CONTINUE TO COMMUNICATE CANDIDLY WITH YOU. Whether our results are good, bad, or in between, we'll always explain what happened and why we own the stocks we own. When we invest in companies we expect understandable, honest, and timely communication from them. You should expect the same from us. Much has been written about mutual fund investors actually achieving returns far below average because of their tendency to time purchases and sales poorly. We believe that investors who read our commentary will better understand our approach to investing, will have more rational expectations, and therefore will be less likely to have inopportune timing of their sales.

4. WE WILL CONTINUE TO INVEST OUR OWN MONEY SIDE-BY-SIDE WITH YOURS. One of the primary reasons we started The Oakmark Fund fourteen years ago was that we wanted to invest our own money in the same stocks that we were buying for our clients. Since then, every Fund launched by Oakmark was created because our investment professionals believed that potential returns were attractive for their own capital. In John Raitt's President's letter, once a year you will find an update of our total personal Oakmark holdings. You can observe that the dollar amount is both significant and growing. I have also disclosed that my personal investments in The Oakmark Fund and The Oakmark Select Fund account for the majority of my liquid net worth.

We're excited about the outlook for the market. We are highly motivated. Our investment philosophy is unchanged, and our economic incentives are aligned with yours. We believe our portfolios are well positioned to capitalize on today's opportunities and to continue growing your capital.

And in the Oakmark tradition of being early, please allow me to be the first to wish you a Happy New Year!

Best wishes,


/s/ Bill Nygren

WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]

[PHOTO OF KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

                  THE OAKMARK FUND (CLASS I)     S & P 500
8/5/91                 $         10,000          $  10,000
9/30/91                $         11,050          $  10,066
12/31/91               $         13,020          $  10,909
3/31/92                $         14,690          $  10,634
6/30/92                $         15,230          $  10,836
9/30/92                $         16,800          $  11,178
12/31/92               $         19,386          $  11,741
3/31/93                $         20,927          $  12,253
6/30/93                $         21,494          $  12,313
9/30/93                $         23,095          $  12,631
12/31/93               $         25,300          $  12,924
3/31/94                $         24,242          $  12,434
6/30/94                $         24,951          $  12,486
9/30/94                $         26,663          $  13,097
12/31/94               $         26,138          $  13,095
3/31/95                $         28,539          $  14,370
6/30/95                $         30,303          $  15,741
9/30/95                $         32,841          $  16,992
12/31/95               $         35,134          $  18,015
3/31/96                $         36,386          $  18,982
6/30/96                $         37,661          $  19,834
9/30/96                $         37,945          $  20,447
12/31/96               $         40,828          $  22,152
3/31/97                $         42,456          $  22,746
6/30/97                $         48,917          $  26,716
9/30/97                $         52,009          $  28,717
12/31/97               $         54,132          $  29,542
3/31/98                $         59,517          $  33,663
6/30/98                $         57,909          $  34,775
9/30/98                $         49,899          $  31,316
12/31/98               $         56,155          $  37,985
3/31/99                $         55,888          $  39,877
6/30/99                $         62,332          $  42,688
9/30/99                $         53,882          $  40,023
12/31/99               $         50,277          $  45,977
3/31/00                $         45,767          $  47,032
6/30/00                $         46,950          $  45,783
9/30/00                $         49,815          $  45,339
12/31/00               $         56,201          $  41,791
3/31/01                $         60,342          $  36,837
6/30/01                $         65,927          $  38,993
9/30/01                $         59,986          $  33,269
12/31/01               $         66,479          $  36,824
3/31/02                $         69,250          $  36,926
6/30/02                $         63,463          $  31,979
9/30/02                $         52,927          $  26,454
12/31/02               $         56,902          $  28,686
3/31/03                $         54,576          $  27,783
6/30/03                $         63,826          $  32,059
9/30/03                $         64,034          $  32,907
12/31/03               $         71,301          $  36,914
3/31/04                $         72,327          $  37,539
6/30/04                $         73,941          $  38,186
9/30/04                $         73,467          $  37,473
12/31/04               $         79,667          $  40,931
3/31/05                $         77,913          $  40,052
6/30/05                $         78,084          $  40,600
9/30/05                $         77,722          $  42,064

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                              (AS OF 09/30/05)
                                                                                       SINCE
                             TOTAL RETURN                                            INCEPTION
                            LAST 3 MONTHS*      1-YEAR       5-YEAR      10-YEAR      (8/5/91)
----------------------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)               -0.46%        5.79%        9.30%        8.99%       15.58%
S&P 500                               3.60%       12.25%       -1.49%        9.48%       10.67%
Dow Jones Average(5)                  3.46%        7.49%        1.98%       10.39%       11.70%
Lipper Large Cap
Value Index(6)                        3.80%       13.50%        1.96%        9.14%       10.52%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Fund had a disappointing quarter, basically unchanged while the S&P 500 gained 4%. Our underweighting in the very strong energy sector continues to penalize our results. We didn't suffer from big fundamental disappointments. In fact, five of our stocks were up by more than 20% (Burlington Resources, McDonalds, ConocoPhillips, Hewlett Packard and Texas Instruments), and none were down by that much. Most of our holdings, however, suffered very small price declines. As mentioned earlier, our portfolio continues to be under-represented in commodities, including energy, and it is heavily populated with high-quality businesses, especially for a value fund. We have positioned the portfolio so that we will do best when, as we expect, energy prices eventually decline and quality spreads return to normal.

During the quarter we sold our shares of ACCO Brands (spun-off from Fortune Brands) and eliminated Kraft Foods and Fannie Mae. Fortunately, Fannie was sold early enough in the quarter to avoid the late September decline, but it was still a significant loser for our fiscal year. We continue to believe mortgage guaranty is a very good business for Fannie, but we are no longer comfortable projecting that their biggest profit contributor, their mortgage portfolio, will retain its advantaged regulatory position. New names in the quarter included Discovery Holding, which spun-off from another holding, Liberty Media. Though Discovery is a smaller business than The Oakmark Fund generally buys, we judged that the current price made it too cheap to sell. New purchases included Tyco, InBev, and Intel. Our comments on Tyco and InBev are available on our website, www.oakmark.com.

INTEL CORP (INTC--$24)

Intel is the world's largest semiconductor chipmaker and one of the only chipmakers that has established consumer brand identity with its campaign, "Intel Inside." In the peak of the technology-driven market, Intel sold at $76, which was 65 times trailing earnings. We admired Intel, but couldn't justify owning the stock at that valuation. Now at one-third of the price, Intel sells at less than 16 times expected forward earnings. Intel's products are purchased primarily by the computing, communications and digital content industries--industries we believe will experience above-average growth. Like many of our recent purchases, we believe Intel is a superior business, deserving a superior P/E(4), but is now priced as if it were merely average.

Best wishes,


/s/ Bill Nygren                   /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA            KEVIN G. GRANT, CFA
Portfolio Manager                 Portfolio Manager
bnygren@oakmark.com               kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2005

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4%

APPAREL RETAIL--3.8%
  The Gap, Inc.                                                      7,066,700   $   123,172,581
  Limited Brands                                                     5,728,047       117,024,000
                                                                                 ---------------
                                                                                     240,196,581

BROADCASTING & CABLE TV--7.9%
  Liberty Media Corporation, Class A (a)                            16,199,400   $   130,405,170
  The DIRECTV Group, Inc. (a)                                        8,600,000       128,828,000
  Comcast Corporation, Special Class A (a)                           4,325,000       124,473,500
  EchoStar Communications Corporation, Class A                       3,275,000        96,841,750
  Discovery Holding Company, Class A (a)                             1,569,940        22,669,933
                                                                                 ---------------
                                                                                     503,218,353

DEPARTMENT STORES--2.0%
  Kohl's Corporation (a)                                             2,500,000   $   125,450,000

HOME IMPROVEMENT RETAIL--2.1%
  The Home Depot, Inc.                                               3,581,500   $   136,598,410

HOMEBUILDING--2.0%
  Pulte Homes, Inc.                                                  2,900,000   $   124,468,000

HOUSEHOLD APPLIANCES--1.9%
  The Black & Decker Corporation                                     1,500,000   $   123,135,000

HOUSEWARES & SPECIALTIES--2.0%
  Fortune Brands, Inc.                                               1,600,000   $   130,128,000

LEISURE PRODUCTS--1.0%
  Mattel, Inc.                                                       3,874,300   $    64,623,324

MOTORCYCLE MANUFACTURERS--2.0%
  Harley-Davidson, Inc.                                              2,600,000   $   125,944,000

MOVIES & ENTERTAINMENT--6.9%
  Viacom, Inc., Class B                                              4,579,490   $   151,168,965
  Time Warner, Inc.                                                  8,297,700       150,271,347
  The Walt Disney Company                                            5,750,000       138,747,500
                                                                                 ---------------
                                                                                     440,187,812
PUBLISHING--2.5%
  Gannett Co., Inc.                                                  1,534,500   $   105,619,635
  Knight-Ridder, Inc.                                                  916,000        53,750,880
                                                                                 ---------------
                                                                                     159,370,515
RESTAURANTS--5.2%
  McDonald's Corporation                                             5,200,000   $   174,148,000
  Yum! Brands, Inc.                                                  3,274,000       158,494,340
                                                                                 ---------------
                                                                                     332,642,340

NAME                                                               SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

SPECIALIZED CONSUMER SERVICES--2.2%
  H&R Block, Inc.                                                    5,958,600   $   142,887,228

BREWERS--3.3%
  Anheuser-Busch Companies, Inc.                                     3,100,000   $   133,424,000
  InBev NV (b)                                                       2,000,000        79,122,222
                                                                                 ---------------
                                                                                     212,546,222
DISTILLERS & VINTNERS--1.9%
  Diageo plc (c)                                                     2,121,000   $   123,039,210

HYPERMARKETS & SUPER CENTERS--2.0%
  Wal-Mart Stores, Inc.                                              2,900,000   $   127,078,000

PACKAGED FOODS & MEATS--3.1%
  General Mills, Inc.                                                2,406,000   $   115,969,200
  H.J. Heinz Company                                                 2,310,000        84,407,400
                                                                                 ---------------
                                                                                     200,376,600
SOFT DRINKS--1.1%
  Coca-Cola Enterprises, Inc.                                        3,500,000   $    68,250,000

INTEGRATED OIL & GAS--1.8%
  ConocoPhillips                                                     1,670,670   $   116,796,540

OIL & GAS EXPLORATION & PRODUCTION--1.5%
  Burlington Resources, Inc.                                         1,156,200   $    94,022,184

ASSET MANAGEMENT & CUSTODY BANKS--1.2%
  The Bank of New York Company, Inc.                                 2,500,000   $    73,525,000

DIVERSIFIED BANKS--1.9%
  U.S. Bancorp                                                       4,200,000   $   117,936,000

LIFE & HEALTH INSURANCE--1.8%
  AFLAC Incorporated                                                 2,567,000   $   116,285,100

OTHER DIVERSIFIED FINANCIAL SERVICES--4.0%
  Citigroup, Inc.                                                    2,900,000   $   132,008,000
  JP Morgan Chase & Co.                                              3,600,000       122,148,000
                                                                                 ---------------
                                                                                     254,156,000
THRIFTS & MORTGAGE FINANCE--4.5%
  Washington Mutual, Inc.                                            4,737,300   $   185,796,906
  MGIC Investment Corporation                                        1,590,600       102,116,520
                                                                                 ---------------
                                                                                     287,913,426
HEALTH CARE EQUIPMENT--2.0%
  Baxter International, Inc.                                         3,200,000   $   127,584,000

                                                                  SHARES HELD/
NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

PHARMACEUTICALS--3.7%
  Abbott Laboratories                                                2,787,300   $   118,181,520
  Bristol-Myers Squibb Company                                       4,850,000       116,691,000
                                                                                 ---------------
                                                                                     234,872,520
AEROSPACE & DEFENSE--3.4%
  Raytheon Company                                                   3,000,000   $   114,060,000
  Honeywell International, Inc.                                      2,650,000        99,375,000
                                                                                 ---------------
                                                                                     213,435,000
BUILDING PRODUCTS--2.1%
  Masco Corporation                                                  4,433,600   $   136,022,848

ENVIRONMENTAL & FACILITIES SERVICES--1.5%
  Waste Management, Inc.                                             3,374,300   $    96,538,723

INDUSTRIAL CONGLOMERATES--1.1%
  Tyco International Ltd.                                            2,558,000   $    71,240,300

COMPUTER HARDWARE--3.2%
  Hewlett-Packard Company                                            3,875,000   $   113,150,000
  Sun Microsystems, Inc. (a)                                        23,870,000        93,570,400
                                                                                 ---------------
                                                                                     206,720,400
DATA PROCESSING & OUTSOURCED SERVICES--3.3%
  First Data Corporation                                             3,350,000   $   134,000,000
  Automatic Data Processing, Inc.                                    1,800,000        77,472,000
                                                                                 ---------------
                                                                                     211,472,000
OFFICE ELECTRONICS--1.3%
  Xerox Corporation (a)                                              5,972,400   $    81,523,260

SEMICONDUCTORS--2.2%
  Intel Corp.                                                        3,000,000   $    73,950,000
  Texas Instruments Incorporated                                     2,000,000        67,800,000
                                                                                 ---------------
                                                                                     141,750,000

  TOTAL COMMON STOCKS (COST: $4,691,869,175)                                       5,961,932,896

SHORT TERM INVESTMENTS--4.5%

U.S. GOVERNMENT AGENCIES--1.6%
  Federal Home Loan Bank, 3.50% - 3.529%
    due 10/27/2005 - 11/10/2005                                  $ 100,000,000   $    99,678,113

  TOTAL U.S. GOVERNMENT AGENCIES (COST: $99,678,113)                                  99,678,113

NAME                                                                 PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.5% (CONT.)

U.S. GOVERNMENT BILLS--1.6%
  United States Treasury Bills, 3.125% - 3.22%
    due 10/6/2005 - 10/20/2005                                   $ 100,000,000   $    99,892,078

  TOTAL U.S. GOVERNMENT BILLS (COST: $99,893,327)                                     99,892,078

REPURCHASE AGREEMENTS--1.3%
  IBT Repurchase Agreement, 3.51% dated 9/30/2005 due
    10/3/2005, repurchase price $83,524,424, collateralized by
    Small Business Administration Bonds, with rates of 5.625%
    - 6.30%, with maturities from 11/25/2015 - 8/25/2030, and
    with an aggregate market value plus accrued interest of
    $87,675,000                                                  $  83,500,000   $    83,500,000

  IBT Repurchase Agreement, 2.75% dated 9/30/2005 due
    10/3/2005, repurchase price $2,763,755, collateralized by
    a Small Business Administration Bond, with a rate of
    6.875%, with a maturity date of 5/25/2023, and with a
    market value plus accrued interest of $2,901,278                 2,763,122         2,763,122
                                                                                 ---------------
  TOTAL REPURCHASE AGREEMENTS (COST: $86,263,122)                                     86,263,122

  TOTAL SHORT TERM INVESTMENTS (COST: $285,834,562)                                  285,833,313

  Total Investments (Cost $4,977,703,737)--97.9%                                 $ 6,247,766,209
  Other Assets In Excess Of Other Liabilities--2.1%                                  136,312,315
                                                                                 ---------------
  TOTAL NET ASSETS--100%                                                         $ 6,384,078,524
                                                                                 ===============

(a) Non-income producing security.
(b) Represents a foreign domiciled corporation.
(c) Represents an American Depository Receipt.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF WILLIAM C. NYGREN]

[PHOTO OF HENRY R. BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

                                                    THE OAKMARK
                                                    SELECT FUND
                                                     (CLASS I)    S & P 500
11/1/96                                              $  10,000    $  10,000
12/31/96                                             $  11,420    $  10,543
3/31/97                                              $  12,140    $  10,826
6/30/97                                              $  14,180    $  12,715
9/30/97                                              $  16,340    $  13,668
12/31/97                                             $  17,704    $  14,060
3/31/98                                              $  20,078    $  16,021
6/30/98                                              $  20,462    $  16,551
9/30/98                                              $  16,936    $  14,904
12/31/98                                             $  20,575    $  18,078
3/31/99                                              $  22,766    $  18,979
6/30/99                                              $  24,482    $  20,317
9/30/99                                              $  22,028    $  19,048
12/31/99                                             $  23,557    $  21,882
3/31/00                                              $  25,667    $  22,384
6/30/00                                              $  24,324    $  21,790
9/30/00                                              $  27,432    $  21,578
12/31/00                                             $  29,637    $  19,890
3/31/01                                              $  32,826    $  17,532
6/30/01                                              $  35,865    $  18,558
9/30/01                                              $  34,496    $  15,834
12/31/01                                             $  37,359    $  17,526
3/31/02                                              $  38,306    $  17,574
6/30/02                                              $  35,206    $  15,220
9/30/02                                              $  29,720    $  12,590
12/31/02                                             $  32,699    $  13,653
3/31/03                                              $  32,535    $  13,223
6/30/03                                              $  37,806    $  15,258
9/3/03                                               $  37,820    $  15,662
12/31/03                                             $  42,181    $  17,569
3/31/04                                              $  43,214    $  17,866
6/30/04                                              $  42,553    $  18,174
9/30/04                                              $  42,980    $  17,835
12/31/04                                             $  46,286    $  19,481
3/31/05                                              $  46,342    $  19,062
6/30/05                                              $  46,217    $  19,323
9/30/05                                              $  46,411    $  20,020

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                      (AS OF 09/30/05)
                                                                           SINCE
                                        TOTAL RETURN                     INCEPTION
                                       LAST 3 MONTHS*  1-YEAR   5-YEAR   (11/1/96)
----------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)                    0.42%   7.98%   11.08%      18.78%
S&P 500                                          3.60%  12.25%   -1.49%       8.09%
S&P MidCap 400(7)                                4.88%  22.16%    7.04%      14.26%
Lipper Mid Cap Value Index(8)                    4.25%  19.33%   10.53%      11.09%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund was up fractionally in the quarter compared to a 4% gain in the S&P 500. Our only portfolio addition was Discovery Holdings, which we received as a spin-off from Liberty Media. We did not eliminate any holdings. Last quarter we wrote about our biggest gainer, H&R Block. This quarter H&R Block was our biggest loser, giving back the prior quarter's gains. Neither of those price moves appeared to be a response to H&R Block's satisfactory long-term business results. Such short-term moves seem random, and that is one of many reasons why we focus on long-term fundamental value instead.

Burlington Resources, our best performer, increased by over 40% during the past quarter. For the full fiscal year, Burlington increased by more than 100%, making it also our top performer for the fiscal year. We bought Burlington four years ago because we thought the market was undervaluing Burlington's long-lived natural gas reserves and was not giving enough credit to a management team that we felt was intelligently investing its cash flow. Had we anticipated natural gas prices quadrupling we'd have owned a lot more! But, we are now unwilling to rely on the sustainability of current gas prices for our long-term Burlington valuation, so we have reduced our position, preventing Burlington from becoming oversized.

Our portfolio has recently lagged behind both the market and the funds we compete with, in our view, due to underweighting of cyclical businesses, including energy. We believe that higher quality businesses, which are priced similarly to cyclical businesses, present more opportunity. Typically when our performance lags, it is because we made several large fundamental errors. But, last year we had only one stock that declined by more than 10% (Chiron, which has been sold). We continue to anticipate that above-average growth for cyclical and commodity businesses will come to an end, and when that happens, appropriate quality spreads will be restored. We believe the portfolio is well-positioned for that environment.

Best wishes,


/s/ Bill C. Nygren              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA          HENRY R. BERGHOEF, CFA
Portfolio Manager               Portfolio Manager
bnygren@oakmark.com             berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2005

NAME                                                                                       SHARES HELD      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3%

APPAREL RETAIL--6.2%
    Limited Brands                                                                           9,580,981   $   195,739,442
    The Gap, Inc.                                                                           10,060,000       175,345,800
                                                                                                         ---------------
                                                                                                             371,085,242
BROADCASTING & CABLE TV--5.0%
    Liberty Media Corporation, Class A (a)                                                  28,000,000   $   225,400,000
    Discovery Holding Company, Class A (a)                                                   5,300,000        76,532,000
                                                                                                         ---------------
                                                                                                             301,932,000
LEISURE PRODUCTS--2.7%
    Mattel, Inc.                                                                             9,670,900   $   161,310,612

MOVIES & ENTERTAINMENT--9.0%
    Time Warner, Inc.                                                                       16,240,000   $   294,106,400
    Viacom, Inc., Class B                                                                    7,350,000       242,623,500
                                                                                                         ---------------
                                                                                                             536,729,900
PUBLISHING--2.6%
    Knight-Ridder, Inc.                                                                      2,606,500   $   152,949,420

RESTAURANTS--12.1%
    Yum! Brands, Inc.                                                                        9,207,000   $   445,710,870
    McDonald's Corporation                                                                   8,300,000       277,967,000
                                                                                                         ---------------
                                                                                                             723,677,870
SPECIALIZED CONSUMER SERVICES--6.6%
    H&R Block, Inc. (b)                                                                     16,519,600   $   396,140,008

OIL & GAS EXPLORATION & PRODUCTION--4.4%
    Burlington Resources, Inc.                                                               3,232,100   $   262,834,372

OTHER DIVERSIFIED FINANCIAL SERVICES--3.8%
    JP Morgan Chase & Co.                                                                    6,750,000   $   229,027,500

SPECIALIZED FINANCE--4.8%
    Moody's Corporation                                                                      5,647,200   $   288,458,976

THRIFTS & MORTGAGE FINANCE--14.5%
    Washington Mutual, Inc.                                                                 22,217,400   $   871,366,428

HEALTH CARE SERVICES--3.5%
    IMS Health Incorporated                                                                  8,303,441   $   208,997,610

PHARMACEUTICALS--3.8%
    Bristol-Myers Squibb Company                                                             9,490,200   $   228,334,212

DIVERSIFIED COMMERCIAL AND PROFESSIONAL SERVICES--4.3%
    The Dun & Bradstreet Corporation (a)(b)                                                  3,934,900   $   259,191,863

                                                                                          SHARES HELD/
NAME                                                                                         PAR VALUE      MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.3% (CONT.)

DATA PROCESSING & OUTSOURCED SERVICES--5.2%
    First Data Corporation                                                                   7,815,400   $   312,616,000

OFFICE ELECTRONICS--3.8%
    Xerox Corporation (a)                                                                   16,746,400   $   228,588,360

    TOTAL COMMON STOCKS (COST: $3,765,847,641)                                                             5,533,240,373

SHORT TERM INVESTMENTS--7.9%

U.S. GOVERNMENT AGENCIES--1.7%
    Federal Home Loan Bank, 3.50% - 3.63%
      due 10/27/2005 - 11/10/2005                                                       $  100,000,000   $    99,674,472

    TOTAL U.S. GOVERNMENT AGENCIES (COST: $99,674,472)                                                        99,674,472

U.S. GOVERNMENT BILLS--5.0%
    United States Treasury Bills, 3.125% - 3.45%
      due 10/6/2005 - 12/8/2005                                                         $  300,000,000   $   299,017,150

    TOTAL U.S. GOVERNMENT BILLS (COST: $298,901,750)                                                         299,017,150

REPURCHASE AGREEMENTS--1.2%
    IBT Repurchase Agreement, 3.51% dated 9/30/2005 due 10/3/2005, repurchase price $73,521,499, collateralized by Small Business Administration Bonds, with rates of 6.00% - 6.74%, with maturities from 3/25/2018 - 4/25/2030,
      and with an aggregate market value plus accrued interest of $77,175,000           $   73,500,000   $    73,500,000

    IBT Repurchase Agreement, 2.75% dated 9/30/2005 due 10/3/2005, repurchase price $1,536,213, collateralized by a Small Business Administration Bond, with a rate of 6.125%, with a maturity date of 1/25/2027, and with a
      market value plus accrued interest of $1,612,654                                       1,535,861         1,535,861
                                                                                                         ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $75,035,861)                                                           75,035,861

    TOTAL SHORT TERM INVESTMENTS (COST: $473,612,083)                                                        473,727,483

    Total Investments (Cost $4,239,459,724)--100.2%                                                      $ 6,006,967,856
    Other Liabilities In Excess Of Other Assets--(0.2)%                                                      (13,794,402)
                                                                                                         ---------------
    TOTAL NET ASSETS--100%                                                                               $ 5,993,173,454
                                                                                                         ===============

(a) Non-income producing security.
(b) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]

[PHOTO OF EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/05) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(9)

                                            AVERAGE ANNUAL TOTAL RETURNS
                                                  (AS OF 09/30/05)
                                                                             SINCE
                                TOTAL RETURN                               INCEPTION
                               LAST 3 MONTHS*      1-YEAR       5-YEAR     (11/1/95)
------------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME
FUND (CLASS I)                           5.83%       13.65%       12.17%       14.06%
Lipper Balanced Fund Index               2.92%       10.05%        2.89%        7.95%
S&P 500(3)                               3.60%       12.25%       -1.49%        9.60%
Lehman Govt./Corp. Bond(10)             -0.96%        2.58%        6.89%        6.49%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

RETROSPECTIVE

The Oakmark Equity and Income Fund recorded a return of 6% for the quarter ended September 30. This contrasts with the 3% result for the Lipper Balanced Fund Index, our primary standard of comparison. Positive rates of return always please us, as we know that many of our shareholders depend on earnings from the Fund to sustain their lifestyles. We are especially happy to earn positive returns in the summer quarter, however, as the securities markets have often found this particular period to be challenging. (More than half of the quarters in which the Fund has lost money have been summer quarters.) September 30 also ends the Fund's fiscal year. For the fiscal twelve months the Fund earned approximately 14% while the comparable Lipper Balanced Fund figure increased 10%.

Our firm's investment research department has adopted the practice of including a brief retrospective on our investment history with a stock when they review one of their stocks for our investment committee. Since we have found these reports to be a valuable investment tool, we thought that we should do the same for the Equity and Income Fund at the fiscal year-end. And, while the official tenth birthday for the Fund will not occur until the beginning of November, the September quarter was the 40th quarter in the Fund's history, so we will call this a ten-year retrospective. Through September 30, our annualized rate of return since inception has been 14%. Nine of ten fiscal years have produced positive returns, and the only negative outcome (the year ended 9/30/02) was a relatively small loss of 0.5%. This first decade has met our goal of providing equity-like returns (I.E. greater than 10%/year) while experiencing less volatility than an all-equity portfolio.

Though the past ten years have been replete with challenges, they have generally been a wonderful time to be a value investor. Your portfolio managers often whine and moan about the prevailing investment environment, but we know that we are blessed to do what we do and to do it at Harris Associates L.P., your Fund's adviser. We truly are honored to have you, the Fund shareholders, invest alongside us in The Oakmark Equity and Income Fund. We hope that we have the privilege of working together with you for many years into the future.

IT'S AN ILL WIND....

No doubt many writers have borrowed from Shakespeare's THE TEMPEST to begin an article that references the recent hurricanes in the Gulf of Mexico. Let us say at the outset that we deeply regret the terrible impact these storms have had on millions of lives. Nevertheless, an unusual aspect of investing is that tragic events do affect investment returns. These particular storms have enhanced the current value of several of the Fund's holdings.

As value investors, we try to create portfolios with favorable risk/reward characteristics. We attempt to purchase securities at a price that already fully discounts negative possibilities. This means that when unexpected favorable events occur, holdings have considerable upside potential. Our five holdings that are North American exploration and production companies (Burlington Resources, XTO Energy, St. Mary Land & Exploration, Encana, and Cabot Oil & Gas) experienced a price increase as a result of the recent hurricanes. The five companies have limited operations in the Gulf of Mexico; in fact, Encana sold its Gulf properties only six months ago. The disruption and destruction of Gulf production facilities and pipelines helped to drive the price of natural gas up 80% in the summer quarter, and while the five companies had pre-sold some of their next few years' production at lower prices, much of their gas will sell at the current high price level. Our holding in ConocoPhillips has also benefited, but for a different reason. ConocoPhillips is a major refiner of oil and, with many refineries off-line after the storms, unaffected facilities have become more valuable.

Over the four years that we have owned stocks of companies in this sector, clients have occasionally asked if we based our ownership on a forecast of rising commodity prices. In fact, our process asks the market to estimate the outlook for commodity prices. We assume that the futures markets for commodities provide a viable basis from which to establish valuations for resource company assets. When we initiated positions in Burlington Resources and XTO Energy in 2001, we used prevailing futures prices to determine that both companies traded at a discount to our estimate of liquidation value of their energy reserves. And, we were paying NOTHING for the operating companies, I.E. the talent and infrastructure that had discovered the gas and oil. Opportunities to obtain something for free always attract us. In this case we also obtained a favorably weighted distribution of surprise outcomes because the prices for gas and oil were low relative to production costs.

The situation is obviously different today. The near-term price for natural gas far exceeds the level needed to justify new investment intended to increase supply. The futures market understands this and has priced delivery of natural gas in 2009 at half the price that it assigns to current delivery. The next two winters could be difficult, however. While natural gas is abundant in many parts of the world, the ability to deliver this gas to North America is limited. Many liquefied natural gas (LNG) terminals have been proposed, but few are under construction. And while Canada has plentiful untapped supplies in the McKenzie Delta, the pipelines to deliver this gas have yet to complete the permitting process, and construction is not likely to be finished for several years. As a result, we currently base our valuations of U.S. natural gas producers on a forecast of high profitability for the next two years with a significant drop-off in 2008.

We have often written in these letters that we go wherever our understanding of value takes us. The recent hurricanes may have accelerated the process by which price and value come together for our exploration and production company holdings. The hurricanes may also provide new value opportunities for us as we expect many companies to report disappointing earnings in the second half of the year.


/s/ Clyde S. McGregor                /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA               EDWARD A. STUDZINSKI, CFA
Portfolio Manager                    Portfolio Manager
mcgregor@oakmark.com                 estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2005

NAME                                                                                          SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.1%

COMMON STOCKS--61.1%

APPAREL RETAIL--1.5%
    The TJX Companies, Inc.                                                                     7,240,000   $   148,275,200

BROADCASTING & CABLE TV--5.5%
    EchoStar Communications Corporation, Class A                                                8,218,420   $   243,018,679
    The E.W. Scripps Company, Class A                                                           2,500,000       124,925,000
    The DIRECTV Group, Inc. (a)                                                                 8,026,722       120,240,296
    Clear Channel Communications, Inc.                                                          1,500,000        49,335,000
                                                                                                            ---------------
                                                                                                                537,518,975
HOMEBUILDING--0.1%
    Pulte Homes, Inc.                                                                             200,000   $     8,584,000

LEISURE PRODUCTS--0.4%
    Brunswick Corp.                                                                             1,000,000   $    37,730,000

MOVIES & ENTERTAINMENT--1.3%
    Viacom, Inc., Class B                                                                       3,817,300   $   126,009,073

PUBLISHING--0.8%
    The Washington Post Company, Class B                                                          100,300   $    80,490,750

RESTAURANTS--1.0%
    McDonald's Corporation                                                                      3,000,000   $   100,470,000

BREWERS--0.4%
    InBev NV                                                                                    1,000,000   $    39,561,111

DISTILLERS & VINTNERS--2.4%
    Diageo plc (b)                                                                              4,100,000   $   237,841,000

HYPERMARKETS & SUPER CENTERS--1.4%
    Costco Wholesale Corporation                                                                3,200,000   $   137,888,000

PACKAGED FOODS & MEATS--4.0%
    Nestle SA (b)                                                                               3,900,000   $   285,511,200
    Dean Foods Company (a)                                                                      1,950,000        75,777,000
    Sanderson Farms, Inc.                                                                         550,000        20,438,000
    TreeHouse Foods, Inc. (a)                                                                     325,000         8,736,000
                                                                                                            ---------------
                                                                                                                390,462,200
PERSONAL PRODUCTS--0.8%
    Avon Products, Inc.                                                                         3,000,000   $    81,000,000

NAME                                                                                          SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.1% (CONT.)

TOBACCO--1.3%
    UST, Inc.                                                                                   3,000,000   $   125,580,000

INTEGRATED OIL & GAS--1.4%
    ConocoPhillips                                                                              2,000,000   $   139,820,000

OIL & GAS EXPLORATION & PRODUCTION--13.1%
    Burlington Resources, Inc.                                                                  7,056,000   $   573,793,920
    XTO Energy, Inc.                                                                           10,561,338       478,639,838
    EnCana Corp. (c)                                                                            2,000,000       116,620,000
    St. Mary Land & Exploration Company (d)                                                     2,900,000       106,140,000
    Cabot Oil & Gas Corporation                                                                   125,000         6,313,750
                                                                                                            ---------------
                                                                                                              1,281,507,508
INVESTMENT BANKING & BROKERAGE--1.8%
    Morgan Stanley                                                                              3,200,000   $   172,608,000

PROPERTY & CASUALTY INSURANCE--4.4%
    SAFECO Corporation                                                                          4,000,000   $   213,520,000
    MBIA, Inc.                                                                                  1,850,000       112,147,000
    The Progressive Corporation                                                                 1,050,000       110,008,500
                                                                                                            ---------------
                                                                                                                435,675,500
REAL ESTATE INVESTMENT TRUSTS--0.7%
    Plum Creek Timber Company, Inc.                                                             1,701,444   $    64,501,742

BIOTECHNOLOGY--2.2%
    MedImmune, Inc. (a)                                                                         6,000,000   $   201,900,000
    Techne Corporation (a)                                                                        176,471        10,055,318
                                                                                                            ---------------
                                                                                                                211,955,318
HEALTH CARE EQUIPMENT--2.3%
    Hospira, Inc. (a)                                                                           3,750,000   $   153,637,500
    Varian, Inc. (a)(d)                                                                         1,649,400        56,607,408
    CONMED Corporation (a)                                                                        570,100        15,894,388
                                                                                                            ---------------
                                                                                                                226,139,296
HEALTH CARE SERVICES--2.7%
    Caremark Rx, Inc. (a)                                                                       5,301,300   $   264,693,909

AEROSPACE & DEFENSE--6.7%
    General Dynamics Corporation                                                                2,060,300   $   246,308,865
    Raytheon Company                                                                            3,599,700       136,860,594
    Rockwell Collins, Inc.                                                                      2,105,700       101,747,424
    Alliant Techsystems, Inc. (a)                                                               1,325,000        98,911,250
    Honeywell International, Inc.                                                               1,889,500        70,856,250
                                                                                                            ---------------
                                                                                                                654,684,383

                                                                                             SHARES HELD/
NAME                                                                                            PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.1% (CONT.)

COMMERCIAL PRINTING--1.8%
    R.R. Donnelley & Sons Company                                                               4,909,500   $   181,995,165

HUMAN RESOURCE & EMPLOYMENT SERVICES--0.3%
    Watson Wyatt & Company Holdings                                                             1,236,100   $    33,312,895

INDUSTRIAL CONGLOMERATES--0.4%
    Tyco International Ltd.                                                                     1,500,000   $    41,775,000

APPLICATION SOFTWARE--0.5%
    Mentor Graphics Corporation (a)(d)                                                          3,640,000   $    31,304,000
    The Reynolds and Reynolds Company, Class A                                                    614,000        16,829,740
                                                                                                            ---------------
                                                                                                                 48,133,740
COMPUTER STORAGE & PERIPHERALS--0.5%
    Imation Corp.                                                                               1,215,000   $    52,087,050

DATA PROCESSING & OUTSOURCED SERVICES--1.0%
    Ceridian Corporation (a)                                                                    4,800,000   $    99,600,000

INTERNET SOFTWARE & SERVICES--0.2%
    Jupiter Telecommunications Co., Ltd. (a)(c)                                                    21,300   $    18,412,389

PAPER PRODUCTS--0.2%
    Schweitzer-Mauduit International, Inc.                                                        700,000   $    15,624,000

    TOTAL COMMON STOCKS (COST: $4,272,578,368)                                                                5,993,936,204

    TOTAL EQUITY AND EQUIVALENTS (COST: $4,272,578,368)                                                       5,993,936,204

FIXED INCOME--36.6%

CORPORATE BONDS--0.3%

PUBLISHING--0.1%
    PRIMEDIA, Inc., 8.00% due 5/15/2013                                                   $    10,000,000   $    10,075,000

PAPER PACKAGING--0.2%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (e)                                $    20,000,000   $    20,054,940

    TOTAL CORPORATE BONDS (COST: $30,250,100)                                                                    30,129,940

GOVERNMENT AND AGENCY SECURITIES--36.3%

CANADIAN GOVERNMENT BONDS--5.6%
    Canada Government, 3.25% due 12/1/2006                                              CAD   250,000,000   $   215,075,712
    Canada Government, 3.00% due 6/1/2007                                               CAD   250,000,000       214,038,975
    Canada Government, 3.00% due 12/1/2005                                              CAD   125,000,000       107,566,893
    Province of Alberta, 7.25% due 10/28/2005                                           CAD    10,000,000         8,625,217
                                                                                                            ---------------
                                                                                                                545,306,797

NAME                                                                                            PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME--36.6% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--36.3% (CONT.)

NORWEGIAN GOVERNMENT BONDS--0.2%
    Norway Government, 6.75% due 1/15/2007                                              NOK   100,000,000   $    16,042,316

SWEDISH GOVERNMENT BONDS--0.1%
    Kingdom of Sweden, 3.50% due 4/20/2006                                              SEK    50,000,000   $     6,514,587

U.S. GOVERNMENT NOTES--22.7%
    United States Treasury Notes, 4.125% due 8/15/2010                                    $   500,000,000   $   497,754,000
    United States Treasury Notes, 4.00% due 4/15/2010                                         500,000,000       495,449,000
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                                                       262,654,560       271,632,093
    United States Treasury Notes, 6.00% due 8/15/2009                                         250,000,000       265,869,250
    United States Treasury Notes, 4.125% due 8/15/2008                                        250,000,000       249,629,000
    United States Treasury Notes, 4.00% due 6/15/2009                                         250,000,000       248,281,250
    United States Treasury Notes, 4.25% due 8/15/2015                                         200,000,000       198,750,000
                                                                                                            ---------------
                                                                                                              2,227,364,593
U.S. GOVERNMENT AGENCIES--7.7%
    Fannie Mae, 5.25% due 4/15/2007                                                       $    50,000,000   $    50,629,500
    Federal Home Loan Mortgage Corporation,
      4.00% due 8/17/2007                                                                      50,000,000        49,697,800
    Federal Home Loan Bank, 4.125% due 4/18/2008                                               50,000,000        49,693,250
    Federal Home Loan Mortgage Corporation,
      3.75% due 11/15/2006                                                                     50,000,000        49,648,600
    Fannie Mae, 3.875% due 5/15/2007                                                           50,000,000        49,598,600
    Federal Home Loan Bank, 3.625% due 6/20/2007                                               50,000,000        49,420,700
    Federal Home Loan Bank, 3.875% due 8/22/2008                                               50,000,000        49,233,100
    Federal Home Loan Bank, 5.00% due 12/20/2011                                               34,555,000        34,363,565
    Fannie Mae, 4.25% due 7/15/2007                                                            25,000,000        24,936,725
    Fannie Mae, 4.25% due 5/15/2009                                                            25,000,000        24,798,675
    Federal Home Loan Mortgage Corporation,
      3.75% due 4/15/2007                                                                      25,000,000        24,776,700
    Federal Home Loan Bank, 2.875% due 9/15/2006                                               25,000,000        24,657,800
    Federal Home Loan Bank, 2.625% due 10/16/2006                                              25,000,000        24,562,075
    Federal Home Loan Bank, 2.75% due 12/15/2006                                               25,000,000        24,528,225
    Fannie Mae, 3.25% due 11/15/2007                                                           25,000,000        24,421,725
    Fannie Mae, 3.625% due 12/28/2009                                                          24,435,000        24,144,468
    Federal Home Loan Mortgage Corporation,
      3.625% due 3/24/2008                                                                     20,000,000        19,926,000
    Federal Home Loan Bank, 2.50% due 4/20/2009                                                20,000,000        19,817,100
    Fannie Mae, 2.60% due 4/28/2009                                                            18,800,000        18,626,138
    Fannie Mae, 3.50% due 2/8/2010                                                             15,315,000        15,265,150
    Fannie Mae, 4.25% due 2/19/2010                                                            12,888,000        12,666,687

NAME                                                                                            PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME--36.6% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--36.3% (CONT.)

U.S. GOVERNMENT AGENCIES--7.7% (CONT.)
    Fannie Mae, 3.125% due 11/30/2009                                                   $      12,697,000   $    12,605,886
    Federal Home Loan Mortgage Corporation,
      3.00% due 11/17/2006                                                                     10,000,000         9,851,520
    Fannie Mae, 3.00% due 10/6/2009                                                            10,000,000         9,849,340
    Fannie Mae, 3.375% due 3/3/2008                                                             9,300,000         9,247,994
    Fannie Mae, 3.50% due 10/14/2010                                                            7,550,000         7,477,301
    Federal Home Loan Bank, 4.00% due 8/17/2007                                                 7,500,000         7,447,665
    Federal Home Loan Bank, 3.00% due 12/30/2009                                                5,000,000         5,019,260
    Federal Home Loan Bank, 4.30% due 8/16/2010                                                 5,000,000         4,993,515
    Fannie Mae, 4.00% due 4/13/2009                                                             5,000,000         4,988,660
    Federal Home Loan Bank, 4.52% due 8/26/2009                                                 4,825,000         4,792,031
    Fannie Mae, 5.125% due 5/4/2012                                                             4,013,000         4,009,071
    Federal Home Loan Bank, 3.50% due 2/22/2007                                                 4,000,000         3,976,552
    Federal Home Loan Bank, 3.00% due 2/24/2010                                                 3,000,000         2,985,885
    Fannie Mae, 3.75% due 6/23/2009                                                             2,820,000         2,801,645
    Federal Home Loan Mortgage Corporation,
      3.125% due 9/15/2010                                                                      2,500,000         2,487,475
    Federal Home Loan Bank, 2.40% due 3/9/2009                                                  2,000,000         1,984,048
    Federal Home Loan Mortgage Corporation,
      3.00% due 1/13/2009                                                                       1,000,000           996,776
                                                                                                            ---------------
                                                                                                                760,927,207
    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $3,536,689,929)                                             3,556,155,500

    TOTAL FIXED INCOME (COST: $3,566,940,029)                                                                 3,586,285,440

NAME                                                                                            PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--1.9%

REPURCHASE AGREEMENTS--1.9%
    IBT Repurchase Agreement, 3.51% dated 9/30/2005
      due 10/3/2005, repurchase price $181,052,943, collateralized by Small
      Business Administration Bonds, with rates of 6.066% - 7.085%, with maturities from 2/25/2015 - 3/25/2030, and with an aggregate market value
      plus accrued interest of $190,050,000                                             $     181,000,000   $   181,000,000

    IBT Repurchase Agreement, 2.75% dated 9/30/2005 due 10/3/2005, repurchase price $2,367,289, collateralized by a Small Business Administration Bond, with a rate of 6.875%, with a maturity date of 5/25/2016, and with a
      market value plus accrued interest of $2,485,084                                          2,366,746         2,366,746
                                                                                                            ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $183,366,746)                                                            183,366,746

    TOTAL SHORT TERM INVESTMENTS (COST: $183,366,746)                                                           183,366,746

    Total Investments (Cost $8,022,885,143)--99.6%                                                          $ 9,763,588,390
    Other Assets In Excess Of Other Liabilities--0.4%                                                            41,631,433
                                                                                                            ---------------
    TOTAL NET ASSETS--100%                                                                                  $ 9,805,219,823
                                                                                                            ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a foreign domiciled corporation.
(d) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Key to abbreviations:
CAD: Canadian Dollar
NOK: Norwegian Krone
SEK: Swedish Krona

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

REPORT FROM CLYDE S. MCGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/05) AS COMPARED TO THE MSCI WORLD INDEX(11)

                                                    THE OAKMARK
                                                    GLOBAL FUND      MSCI WORLD
                                                     (CLASS I)         INDEX
8/4/99                                             $     10,000     $     10,000
9/30/99                                            $      9,180     $      9,883
12/31/99                                           $      9,981     $     11,550
3/31/00                                            $     10,061     $     11,668
6/30/00                                            $     10,381     $     11,255
9/30/00                                            $     10,922     $     10,689
12/31/00                                           $     11,562     $     10,028
3/31/01                                            $     11,480     $      8,739
6/30/01                                            $     13,289     $      8,959
9/30/01                                            $     11,071     $      7,676
12/31/01                                           $     13,880     $      8,335
3/31/02                                            $     15,387     $      8,364
6/30/02                                            $     14,372     $      7,601
9/30/02                                            $     11,828     $      6,204
12/31/02                                           $     13,587     $      6,678
3/31/03                                            $     12,153     $      6,340
6/30/03                                            $     16,225     $      7,420
9/30/03                                            $     17,774     $      7,779
12/31/03                                           $     20,242     $      8,889
3/31/04                                            $     21,029     $      9,121
6/30/04                                            $     21,323     $      9,201
9/30/04                                            $     20,714     $      9,109
12/31/04                                           $     23,407     $     10,197
3/31/05                                            $     23,546     $     10,084
6/30/05                                            $     23,696     $     10,126
9/30/05                                            $     25,660     $     10,833

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                      (AS OF 09/30/05)
                                                                           SINCE
                                        TOTAL RETURN                     INCEPTION
                                       LAST 3 MONTHS*  1-YEAR   5-YEAR    (8/4/99)
----------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)                    8.29%  23.88%   18.62%    16.53%
MSCI World                                       6.98%  18.93%    0.27%     1.30%
Lipper Global Fund Index(12)                     8.04%  20.60%    1.03%     3.58%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Global Fund appreciated 8% for the quarter, outperforming the MSCI World Index, which was up 7%. More importantly, over the past five years, The Oakmark Global Fund has returned 19% annualized, compared to an unchanged MSCI World Index and a 1% return for the Lipper Global Fund Index.

CHANGE IN CO-PORTFOLIO MANAGER

On October 1, 2005, Robert Taylor was named co-portfolio manager of The Oakmark Global Fund, replacing Michael Welsh. Michael is retiring from Harris Associates L.P., the Fund's adviser, in January 2006. We wish to extend our heartfelt thanks to Michael for his tremendous contribution to the Fund's success. We will miss him as a colleague, and we wish him and his family the best success in all future endeavors.

All of us at Harris Associates are very excited to have Rob join the Fund. With the firm since 1994, Rob has managed other global accounts since 2002, and serves as the Director of International Research. Rob received his BBA from the University of Wisconsin-Madison (1994) and is a CFA charterholder(R).

We will continue to manage The Oakmark Global Fund using the same value philosophy employed since its inception. We search for companies that are priced at a substantial discount to their true business value and are run by managers who think and act as owners. We base our investment decisions on our own intensive, fundamental research. Finally, the Fund is constructed stock-by-stock from the bottom-up, meaning industry and geographic weightings are simply a fall out of our stock selection.

PORTFOLIO COMPOSITION

We added Tyco International Ltd. to the portfolio this quarter. Tyco, with more than a $50 billion market capitalization, is a conglomerate with four major divisions: fire and security, electronics, healthcare, and engineered products. The company may be best known for the corporate governance problems of its previous management team, which left the company in 2002. Over the past three years, the new management team has improved operations, reduced debt, sold some non-core businesses, and made the company's accounting practices conservative and transparent. Many of Tyco's subsidiary companies have market-share-leading positions in growing industries. Our opportunity to purchase the stock developed when management reduced earnings guidance for the second half of 2005. Tyco generates more than $4 billion of free cash flow per year, affording management considerable operating flexibility. We would not be surprised to see management restructure the company over time, because of the minimal synergies between the four major divisions.

BMW, which manufactures and sells luxury cars and motorcycles worldwide, was also added to the Fund this quarter. Because of its premium brand and product innovation, the company's growth, operating margins, and returns have been some of the best in the industry. Unlike its U.S. competitors, BMW does not face excessive pension obligations and has a very healthy balance sheet. Given the strength of the brand, management does not have to rely on excessive price discounts to move volume. Through the first half of the year, deliveries were up almost 10%. Operational management has been strong, but now even capital management is improving, as evidenced by a recent 3% share repurchase that is authorized to extend to 10%. Today BMW sells for 10x earnings and less than 6x operating profit. The stock yields 2% and is trading at a significant discount to our estimate of intrinsic value.

We remain excited about the value and quality of the names in the Fund. Thank you for your continued confidence and support.


/s/ Clyde S. McGregor           /s/ Michael J. Welsh

CLYDE S. MCGREGOR, CFA          MICHAEL J. WELSH, CFA, CPA
Portfolio Manager               Portfolio Manager
mcgregor@oakmark.com            mwelsh@oakmark.com

THE OAKMARK GLOBAL FUND

[CHART]

GLOBAL DIVERSIFICATION--SEPTEMBER 30, 2005

                                                                     % OF FUND
                                                           EQUITY MARKET VALUE
 -----------------------------------------------------------------------------
- EUROPE                                                                  43.3%
    Switzerland                                                           12.8%
    Great Britain                                                         10.5%
  * Netherlands                                                            6.8%
  * France                                                                 5.2%
  * Ireland                                                                3.5%
  * Germany                                                                3.2%
  * Italy                                                                  1.3%

- UNITED STATES                                                           35.2%

- PACIFIC RIM                                                             18.9%
  Japan                                                                   11.5%
  Korea                                                                    4.1%
  Australia                                                                3.3%

- OTHER                                                                    1.5%
  Bermuda                                                                  1.5%

- LATIN AMERICA                                                            1.1%
  Mexico                                                                   1.1%

  * Euro currency countries comprise 20.0% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2005

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7%

APPAREL RETAIL--2.0%
    The TJX Companies, Inc.
      (United States)                          Discount Apparel & Home
                                                 Fashion Retailer                                 1,861,000   $      38,113,280

APPAREL, ACCESSORIES & LUXURY GOODS--0.4%
    Bulgari S.p.A. (Italy)                     Jewelry Manufacturer & Retailer                      740,000   $       8,314,661

AUTOMOBILE MANUFACTURERS--0.3%
    Bayerische Motoren
      Werke (BMW)
      AG (Germany)                             Luxury Automobile Manufacturer                       107,500   $       5,047,558

BROADCASTING & CABLE TV--2.2%
    Grupo Televisa S.A.
      (Mexico) (b)                             Television Production &
                                                 Broadcasting                                       278,700   $      19,985,577
    Liberty Media
      Corporation,
      Class A
      (United States) (a)                      Broadcast Services & Programming                   2,356,000          18,965,800
    Discovery Holding
      Company, Class A
      (United States) (a)                      Media Management &
                                                 Network Services                                   235,600           3,402,064
                                                                                                              -----------------
                                                                                                                     42,353,441
HOUSEHOLD APPLIANCES--2.7%
    Snap-on Incorporated
      (United States)                          Tool & Equipment Manufacturer                      1,431,000   $      51,687,720

MOTORCYCLE MANUFACTURERS--2.5%
    Harley-Davidson, Inc.
      (United States)                          Motorcycle Manufacturer                              987,000   $      47,810,280

MOVIES & ENTERTAINMENT--6.3%
    Viacom, Inc., Class B
      (United States)                          Worldwide Entertainment &
                                                 Publishing Company                               1,595,000   $      52,650,950
    Vivendi Universal SA
      (France)                                 Music, Games, Television,
                                                 Film, & Telecommunications                       1,430,500          46,704,446
    Time Warner, Inc.
      (United States)                          Filmed Entertainment &
                                                 Television Networks                              1,041,000          18,852,510
                                                                                                              -----------------
                                                                                                                    118,207,906

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

PUBLISHING--1.8%
    Tribune Company
      (United States)                          Publishing & Broadcast Services                    1,003,000   $      33,991,670

DISTILLERS & VINTNERS--4.2%
    Diageo plc (Great Britain)                 Beverages, Wines, &
                                                 Spirits Manufacturer                             5,517,500   $      79,340,878

HOUSEHOLD PRODUCTS--2.8%
    Henkel KGaA (Germany)                      Consumer Chemical Products
                                                 Manufacturer                                       632,000   $      53,955,826

PACKAGED FOODS & MEATS--5.6%
    Nestle SA (Switzerland)                    Food & Beverage Manufacturer                         281,000   $      82,286,266
    Cadbury Schweppes plc
      (Great Britain)                          Beverage & Confectionary
                                                 Manufacturer                                     2,423,000          24,453,808
                                                                                                              -----------------
                                                                                                                    106,740,074
SOFT DRINKS--0.8%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea)                        Soft Drinks, Juices & Sports
                                                 Drinks Manufacturer                                 15,120   $      14,373,780

OIL & GAS EXPLORATION & PRODUCTION--5.4%
    Burlington Resources,
      Inc. (United States)                     Oil & Natural Gas
                                                 Exploration & Production                         1,260,000   $     102,463,200

ASSET MANAGEMENT & CUSTODY BANKS--2.7%
    Julius Baer Holding
      AG-B (Switzerland)                       Asset Management                                     646,500   $      50,601,082

DIVERSIFIED BANKS--6.3%
    Bank of Ireland (Ireland)                  Commercial Bank                                    4,029,000   $      63,688,881
    Australia and New Zealand
      Banking Group
      Limited (Australia)                      Commercial Bank                                    2,260,000          41,368,848
    Banco Popolare di
      Verona e Novara
      Scrl (Italy)                             Commercial Bank                                      863,600          16,250,943
                                                                                                              -----------------
                                                                                                                    121,308,672
DIVERSIFIED CAPITAL MARKETS--0.4%
    Credit Suisse Group
      (Switzerland)                            Investment Services & Insurance                      190,700   $       8,442,812

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

INVESTMENT BANKING & BROKERAGE--0.8%
    Daiwa Securities
      Group, Inc. (Japan)                      Stock Broker                                       2,062,000   $      16,116,615

SPECIALIZED FINANCE--4.2%
    Euronext NV (Netherlands)                  Stock Exchange                                     1,814,000   $      79,853,916

HEALTH CARE SERVICES--2.4%
    Laboratory Corporation of
      America Holdings
      (United States) (a)                      Medical Laboratory &
                                                 Testing Services                                   920,000   $      44,813,200

HEALTH CARE SUPPLIES--1.0%
    Ansell Limited (Australia)                 Protective Rubber &
                                                 Plastics Products                                2,265,966   $      19,494,686

PHARMACEUTICALS--11.0%
    Takeda Pharmaceutical
      Company Limited
      (Japan)                                  Pharmaceuticals &
                                                 Food Supplements                                 1,281,000   $      76,305,767
    GlaxoSmithKline plc
      (Great Britain)                          Pharmaceuticals                                    2,614,200          66,512,170
    Novartis AG (Switzerland)                  Pharmaceuticals                                      899,600          45,631,632
    Santen Pharmaceutical
      Co., Ltd. (Japan)                        Pharmaceuticals                                      781,000          20,232,982
                                                                                                              -----------------
                                                                                                                    208,682,551
AEROSPACE & DEFENSE--0.9%
    Alliant Techsystems, Inc.
      (United States) (a)                      Propulsion Systems & Munitions                       239,087   $      17,847,845

DIVERSIFIED COMMERCIAL AND PROFESSIONAL
  SERVICES--3.8%
    Equifax Inc. (United States)               Credit Reporting & Collection                      1,367,000   $      47,762,980
    Meitec Corporation (Japan)                 Software Engineering Services                        760,000          24,309,821
                                                                                                              -----------------
                                                                                                                     72,072,801
ENVIRONMENTAL & FACILITIES SERVICES--2.1%
    Waste Management, Inc.
      (United States)                          Waste Management Services                          1,425,000   $      40,769,250

HUMAN RESOURCE & EMPLOYMENT SERVICES--1.1%
    Michael Page International
      plc (Great Britain)                      Recruitment Consultancy Services                   4,815,400   $      20,900,878

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.7% (CONT.)

INDUSTRIAL CONGLOMERATES--1.4%
    Tyco International Ltd.
      (Bermuda)                                Diversified Manufacturing & Services                 975,000   $      27,153,750

OFFICE SERVICES & SUPPLIES--0.4%
    United Stationers, Inc.
      (United States) (a)                      Business Products Distributor                        150,000   $       7,179,000

DATA PROCESSING & OUTSOURCED SERVICES--6.0%
    eFunds Corporation
      (United States) (a)                      Electronic Debit Payment Services                  2,237,100   $      42,124,593
    First Data Corporation
      (United States)                          Data Processing & Management                       1,004,750          40,190,000
    Ceridian Corporation
      (United States) (a)                      Data Management Services                           1,538,000          31,913,500
                                                                                                              -----------------
                                                                                                                    114,228,093
OFFICE ELECTRONICS--2.5%
    Neopost SA (France)                        Mailroom Equipment Supplier                          494,750   $      47,965,698

SEMICONDUCTORS--1.5%
    Rohm Company
      Limited (Japan)                          Integrated Circuits &
                                                 Semi-Conductor Devices
                                                 Manufacturer                                       321,000   $      27,861,391

DIVERSIFIED CHEMICALS--2.3%
    Akzo Nobel N.V.
      (Netherlands)                            Chemical Producer                                    992,300   $      43,264,446

SPECIALTY CHEMICALS--2.4%
    Lonza Group AG,
      Registered Shares
      (Switzerland)                            Industrial Organic Chemicals                         408,400   $      24,107,985
    Givaudan (Switzerland)                     Fragrance & Flavor Compound
                                                 Manufacturer                                        32,800          21,009,233
                                                                                                              -----------------
                                                                                                                     45,117,218
WIRELESS TELECOMMUNICATION SERVICES--5.5%
    SK Telecom Co.,
      Ltd. (Korea)                             Mobile Telecommunications                            300,000   $      58,217,537
    NTT DoCoMo, Inc.
      (Japan)                                  Mobile Telecommunications                             24,600          43,787,285
    SK Telecom Co., Ltd.
      (Korea) (b)                              Mobile Telecommunications                             55,000           1,201,200
                                                                                                              -----------------
                                                                                                                    103,206,022

    TOTAL COMMON STOCKS (COST: $1,358,187,848)                                                                    1,819,280,200

NAME                                                                                              PAR VALUE        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--3.4%

U.S. GOVERNMENT AGENCIES--1.0%
    Federal Home Loan Mortgage Corp., 3.64% due 10/18/2005                                $      10,000,000   $      10,009,100
    Federal Home Loan Bank, 3.55% due 10/7/2005                                                  10,000,000           9,994,084

    TOTAL U.S. GOVERNMENT AGENCIES (COST: $20,003,184)                                                               20,003,184

REPURCHASE AGREEMENTS--2.4%
    IBT Repurchase Agreement, 3.51% dated 9/30/2005 due 10/3/2005, repurchase price $44,012,870, collateralized by Small Business Administration Bonds, with rates of 5.875% - 6.375%, with maturities from 12/25/2015 -
      11/15/2030, and with an aggregate market value plus accrued interest of
      $46,200,000                                                                         $      44,000,000   $      44,000,000

    IBT Repurchase Agreement, 2.75% dated 9/30/2005 due 10/3/2005, repurchase price $1,471,493, collateralized by a Small Business Administration Bond, with a rate of 7.375%, with a maturity date of 4/25/2026, and with a
      market value plus accrued interest of $1,544,713                                            1,471,155           1,471,155
                                                                                                              -----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $45,471,155)                                                                  45,471,155

    TOTAL SHORT TERM INVESTMENTS (COST: $65,474,339)                                                                 65,474,339

    Total Investments (Cost $1,423,662,187)--99.1%                                                            $   1,884,754,539
    Other Assets In Excess Of Other Liabilities--0.9%                                                                16,750,531
                                                                                                              -----------------
    TOTAL NET ASSETS--100%                                                                                    $   1,901,505,070
                                                                                                              =================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

[PHOTO OF DAVID G. HERRO]

FELLOW SHAREHOLDERS,

The Oakmark International and Oakmark International Small Cap Funds had an acceptable fourth quarter with returns of 9% and 11% respectively. For the fiscal year, The Oakmark International Fund returned 26% and The Oakmark International Small Cap Fund returned 29%. This compares to the MSCI World ex U.S. Index(13) return of 27%. Most importantly, since the Funds' inceptions, they have posted annualized returns of 13% and 14% respectively. This compares very well to the MSCI World ex U.S. Index, which returned 8% relative to the International Fund and 7% relative to the International Small Cap Fund.

EUROPE, JAPAN AND THE BIG PICTURE

Last quarter we wrote about Europe's failure to embrace real economic reform. We argued that no country or region could afford to be complacent about competitiveness, especially in a challenging global economy. In September, an important election in Germany pitted a reform candidate against the relatively stale Gerhard Schroeder. Sadly, the results demonstrated that the electorate of Europe's largest economy isn't quite convinced that the status quo is all that bad. It was finally decided that Angela Merkel will be the new German chancellor, but with heavy involvement by outgoing chancellor, Gerhard Schroeder's opposition party. A few weeks after the German elections, Poland held its election with opposite results: it threw out the old communists for a free market government. Is there something Old Europe can learn from New?

More damning for Old Europe is that Japan recently faced the same choice, but, with a different result. Prime Minister Koizumi called a snap election because there was opposition to his plan to liberalize the Postal Savings Banks. Though it was quite a gamble, Koizumi and reform won big. Is Japan finally on the brink of fundamental change? This is certainly a possibility. But of course, economic reform is one issue; far more important are the events within corporate Japan itself. Unfortunately, the vast majority of corporate Japan still appears locked into a culture that places shareholder value behind numerous other objectives. The good news is that a select number of Japanese companies are changing. As a result of these changes and low valuations, we have been able to significantly increase our weightings in Japan, though we still remain underweighted there relative to the MSCI World ex U.S. Index.

MIKE WELSH

Before I end this report, I would like to wish my longtime partner, Mike Welsh, a fond farewell. Mike has chosen to retire from Harris Associates L.P. effective January 2006. Mike was the first person I hired back in September 1992 when The Oakmark International Fund started, and he was made a co-manager a few years later. He has been a solid contributor to the success of the Funds, most notably for his savvy stock recommendations in South Korea during the second half of the 1990s. We wish him well in the next chapter of his life.


/s/ David G. Herro

DAVID G. HERRO, CFA
PORTFOLIO MANAGER
dherro@oakmark.com

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(13)

                                       THE OAKMARK
                                      INTERNATIONAL   MSCI WORLD EX
                                      FUND (CLASS I)   U.S. INDEX
9/30/92                               $       10,000  $      10,000
12/31/92                              $       10,043  $       9,628
3/31/93                               $       11,890  $      10,766
6/30/93                               $       12,300  $      11,834
9/30/93                               $       13,387  $      12,562
12/31/93                              $       15,424  $      12,729
3/31/94                               $       15,257  $      13,133
6/30/94                               $       14,350  $      13,748
9/30/94                               $       15,278  $      13,830
12/31/94                              $       14,026  $      13,664
3/31/95                               $       13,563  $      13,924
6/30/95                               $       14,749  $      14,060
9/30/95                               $       15,507  $      14,631
12/31/95                              $       15,193  $      15,222
3/31/96                               $       17,021  $      15,681
6/30/96                               $       18,383  $      15,937
9/30/96                               $       18,347  $      15,950
12/31/96                              $       19,450  $      16,268
3/31/97                               $       20,963  $      16,016
6/30/97                               $       22,700  $      18,094
9/30/97                               $       23,283  $      18,027
12/31/97                              $       20,097  $      16,637
3/31/98                               $       22,994  $      19,083
6/30/98                               $       20,253  $      19,233
9/30/98                               $       16,322  $      16,404
12/31/98                              $       18,688  $      19,759
3/31/99                               $       21,258  $      20,070
6/30/99                               $       25,728  $      20,650
9/30/99                               $       23,896  $      21,535
12/31/99                              $       26,065  $      25,277
3/31/00                               $       26,012  $      25,416
6/30/00                               $       27,856  $      24,530
9/30/00                               $       27,306  $      22,663
12/31/00                              $       29,324  $      21,897
3/31/01                               $       26,763  $      18,825
6/30/01                               $       29,437  $      18,629
9/30/01                               $       23,728  $      16,062
12/31/01                              $       27,819  $      17,212
3/31/02                               $       31,006  $      17,310
6/30/02                               $       30,315  $      16,923
9/30/02                               $       23,365  $      13,603
12/31/02                              $       25,465  $      14,492
3/31/03                               $       22,481  $      13,402
6/30/03                               $       28,198  $      15,978
9/30/03                               $       30,368  $      17,269
12/31/03                              $       35,152  $      20,206
3/31/04                               $       36,419  $      21,063
6/30/04                               $       37,083  $      21,084
9/30/04                               $       37,024  $      21,124
12/31/04                              $       41,862  $      24,324
3/31/05                               $       42,753  $      24,341
6/30/05                               $       42,733  $      24,152
9/30/05                               $       46,597  $      26,789

                                                           AVERAGE ANNUAL TOTAL RETURNS
                                                                 (AS OF 09/30/05)
                                                                                     SINCE
                                        TOTAL RETURN                               INCEPTION
                                       LAST 3 MONTHS*  1-YEAR   5-YEAR   10-YEAR   (9/30/92)
--------------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)                                   9.04%  25.85%   11.27%    11.62%      12.56%
MSCI World ex U.S.                              10.92%  26.82%    3.37%     6.23%       7.87%
MSCI EAFE(14)                                   10.38%  25.79%    3.12%     5.83%       7.58%
Lipper International
Fund Index(15)                                  11.15%  26.32%    3.51%     7.43%       8.87%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund performed satisfactorily over the past twelve months, returning 26%. This compares with 27% for the MSCI World ex U.S. Index and 26% for the Lipper International Fund Index. Most importantly, since inception, The Oakmark International Fund has returned annually 13%, as compared to the MSCI World ex U.S. Index, which returned 8%, and the Lipper International Fund Index, which returned 9%.

IMPACT PLAYERS

European exchange operator Euronext was not only the top contributing stock of the quarter, but also year to date. As you may recall, both Euronext and another holding, Deutsche Boerse, expressed interest in bidding for The London Stock Exchange. When shareholders prevented Deutsche Boerse from bidding, it ended the possibility of a value-destructive bidding war, and shares of Euronext and Deutsche Boerse rose strongly.

Corporate activity also propelled the share price of long-term holding Aegis Plc. Aegis is the world's last large, independent media-buying company, and it has been the interest of French businessman Vincent Bollore who, as of this writing, has amassed an 11% stake. One of our Fund's holdings, Publicis, has also expressed interest in the company.

On the negative side, UK-based jewelry retailer Signet Plc has been the worst contributing stock of the quarter and second worst year to date. As a result of the extremely weak UK retail environment, the stock is down just under 8% in sterling terms for the year. We remain extremely confident that Signet will continue to build shareholder value over time in both sales and profitability, particularly because it continues to outperform its peers in the U.S. market, which provides two-thirds of its total sales. We have been adding to our holding as a result of the recent price weakness.

NEW ADDITIONS

During the quarter, we added three new names: global brewer InBev, and media stocks TF1 (Societe Television Francaise 1), a French television station operator, and Johnston Press, a Scottish based owner of regional newspapers. In addition to--and even in spite of--the Fund's relatively healthy annual return, we have been able to identify good new ideas and havE plenty of prospects on our research list. As long-term international equity investors, we are still finding acceptable investment opportunities, and we remain enthused about future prospects.


/s/David G. Herro              /s/ Michael J. Welsh

DAVID G. HERRO, CFA            MICHAEL J. WELSH, CFA, CPA
Portfolio Manager              Portfolio Manager
dherro@oakmark.com             mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

[CHART]

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2005

                                                        % OF FUND
                                              EQUITY MARKET VALUE
 ----------------------------------------------------------------
- EUROPE                                                     72.1%
    Great Britain                                            25.2%
    Switzerland                                              15.1%
  * France                                                    9.3%
  * Germany                                                   8.2%
  * Netherlands                                               8.2%
  * Italy                                                     3.1%
  * Ireland                                                   2.9%
  * Belgium                                                   0.1%

- PACIFIC RIM                                                26.4%
  Japan                                                      14.0%
  Korea                                                       8.0%
  Australia                                                   2.4%
  Singapore                                                   1.3%
  Hong Kong                                                   0.7%

- LATIN AMERICA                                               1.0%
  Mexico                                                      1.0%

- OTHER                                                       0.5%
  Israel                                                      0.5%

  * Euro currency countries comprise 31.8% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2005

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5%

ADVERTISING--3.9%
    Publicis Groupe (France)                   Advertising & Media Services                       3,965,400   $     126,225,058
    Aegis Group plc
      (Great Britain)                          Media Services                                    44,006,600         108,703,343
                                                                                                              -----------------
                                                                                                                    234,928,401
APPAREL RETAIL--0.7%
    Giordano International
      Limited (Hong Kong)                      Pacific Rim Clothing Retailer &
                                                 Manufacturer                                    61,424,300   $      42,362,405

APPAREL, ACCESSORIES & LUXURY GOODS--1.9%
    Swatch Group AG, Bearer
      Shares (Switzerland)                     Watch Manufacturer                                   823,000   $     113,379,100
    Swatch Group AG,
      Registered Shares
      (Switzerland)                            Watch Manufacturer                                    24,700             698,489
                                                                                                              -----------------
                                                                                                                    114,077,589
AUTOMOBILE MANUFACTURERS--5.2%
    Bayerische Motoren Werke
      (BMW) AG (Germany)                       Luxury Automobile Manufacturer                     4,220,700   $     198,178,858
    Honda Motor Co.,
      Ltd. (Japan)                             Automobile & Motorcycle
                                                 Manufacturer                                     2,025,000         114,556,990
                                                                                                              -----------------
                                                                                                                    312,735,848
BROADCASTING & CABLE TV--2.4%
    British Sky Broadcasting
      Group plc (Great Britain)                Television Production &
                                                 Broadcasting                                     8,813,000   $      87,155,829
    Grupo Televisa S.A.
      (Mexico) (b)                             Television Production &
                                                 Broadcasting                                       763,000          54,714,730
    Societe Television
      Francaise 1 (France)                     Television Production &
                                                 Broadcasting                                       282,600           7,497,476
                                                                                                              -----------------
                                                                                                                    149,368,035
CONSUMER ELECTRONICS--0.8%
    Koninklijke (Royal) Philips
      Electronics N.V.
      (Netherlands)                            Electronics Manufacturer                           1,787,000   $      47,495,656

MOVIES & ENTERTAINMENT--1.5%
    Vivendi Universal
      SA (France)                              Music, Games, Television,
                                                 Film, & Telecommunications                       2,789,300   $      91,067,956

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

PUBLISHING--0.3%
    Johnston Press plc
      (Great Britain)                          Newspaper Publisher                                1,805,000   $      15,828,168

SPECIALTY STORES--1.9%
    Signet Group plc
      (Great Britain)                          Jewelry Retailer                                  63,619,000   $     115,055,598

TEXTILES--0.3%
    Chargeurs SA (France) (c)                  Wool, Textile Production & Trading                   790,182   $      20,802,323

BREWERS--1.7%
    Heineken Holding NV
      (Netherlands)                            Brewer                                             2,594,600   $      76,508,301
    Heineken NV (Netherlands)                  Brewer                                               497,500          15,973,775
    InBev NV (Belgium)                         Brewer                                               132,000           5,222,067
                                                                                                              -----------------
                                                                                                                     97,704,143
DISTILLERS & VINTNERS--3.4%
    Diageo plc (Great Britain)                 Beverages, Wines, & Spirits
                                                 Manufacturer                                    12,023,000   $     172,889,057
    Pernod-Ricard SA (France)                  Wines, Spirits, & Fruit Juice
                                                 Manufacturer                                       157,000          27,724,393
                                                                                                              -----------------
                                                                                                                    200,613,450
HOUSEHOLD PRODUCTS--3.0%
    Henkel KGaA (Germany)                      Consumer Chemical Products
                                                 Manufacturer                                     1,228,200   $     104,855,293
    Uni-Charm Corporation
      (Japan)                                  Toiletry Product Manufacturer                      1,550,000          66,925,144
    KAO Corp. (Japan)                          Household & Chemical Products
                                                 Manufacturer                                       575,000          14,161,563
                                                                                                              -----------------
                                                                                                                    185,942,000
PACKAGED FOODS & MEATS--4.9%
    Nestle SA (Switzerland)                    Food & Beverage Manufacturer                         575,100   $     168,408,654
    Cadbury Schweppes plc
      (Great Britain)                          Beverage & Confectionary
                                                 Manufacturer                                    12,390,400         125,048,476
                                                                                                              -----------------
                                                                                                                    293,457,130
PERSONAL PRODUCTS--1.4%
    L'Oreal SA (France)                        Health & Beauty Aid Manufacturer                   1,077,000   $      83,440,947

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

SOFT DRINKS--1.3%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (c)                    Soft Drinks, Juices & Sports
                                                 Drinks Manufacturer                                 84,327   $      80,165,198

TOBACCO--0.9%
    KT&G Corporation (Korea)                   Tobacco Products Manufacturer                      1,242,600   $      53,824,169

INTEGRATED OIL & GAS--1.8%
    BP p.l.c. (Great Britain)                  Oil & Natural Gas Exploration &
                                                 Production                                       6,294,100   $      74,794,263
    Total SA (France)                          Oil & Natural Gas Exploration &
                                                 Production                                         126,000          34,397,611
                                                                                                              -----------------
                                                                                                                    109,191,874
DIVERSIFIED BANKS--14.6%
    Bank of Ireland (Ireland)                  Commercial Bank                                   10,462,900   $     165,393,495
    Australia and New Zealand
      Banking Group
      Limited (Australia)                      Commercial Bank                                    7,348,800         134,518,314
    Kookmin Bank (Korea)                       Commercial Banking                                 2,159,700         127,284,667
    Lloyds TSB Group plc
      (Great Britain)                          Commercial Bank                                   12,952,600         106,726,160
    BNP Paribas SA (France)                    Commercial Banking                                 1,156,000          87,893,946
    UniCredito Italiano
      S.p.A. (Italy)                           Banking Services                                  13,556,700          76,349,145
    United Overseas Bank
      Limited, Foreign
      Shares (Singapore)                       Commercial Banking                                 8,395,368          69,957,265
    Banco Popolare di
      Verona e Novara
      Scrl (Italy)                             Commercial Bank                                    2,938,400          55,293,852
    Sanpaolo IMI S.p.A. (Italy)                Banking Services                                   2,947,000          45,805,672
                                                                                                              -----------------
                                                                                                                    869,222,516
DIVERSIFIED CAPITAL MARKETS--1.9%
    Credit Suisse Group
      (Switzerland)                            Investment Services & Insurance                    2,609,000   $     115,507,591

INVESTMENT BANKING & BROKERAGE--2.0%
    Daiwa Securities
      Group, Inc. (Japan)                      Stock Broker                                      15,043,000   $     117,576,252

REAL ESTATE MANAGEMENT & DEVELOPMENT--0.0%
    United Overseas Land
      Limited (Singapore)                      Real Estate Investor                                 839,536   $       1,160,992

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

REINSURANCE--0.4%
    Hannover Rueckversicherung
      AG (Germany)                             Reinsurance                                          626,400   $      21,686,269

SPECIALIZED FINANCE--5.5%
    Euronext NV (Netherlands)                  Stock Exchange                                     4,167,000   $     183,435,099
    Deutsche Boerse
      AG (Germany)                             Electronic Trading Systems                         1,485,900         142,002,931
                                                                                                              -----------------
                                                                                                                    325,438,030
PHARMACEUTICALS--9.9%
    GlaxoSmithKline plc
      (Great Britain)                          Pharmaceuticals                                    8,470,000   $     215,499,229
    Takeda Pharmaceutical
      Company
      Limited (Japan)                          Pharmaceuticals &
                                                 Food Supplements                                 2,876,800         171,363,334
    Novartis AG (Switzerland)                  Pharmaceuticals                                    3,089,000         156,687,541
    Sanofi-Aventis (France)                    Pharmaceuticals                                      588,508          48,636,876
                                                                                                              -----------------
                                                                                                                    592,186,980
DIVERSIFIED COMMERCIAL AND PROFESSIONAL
  SERVICES--1.3%
    Meitec Corporation
      (Japan) (c)                              Software Engineering Services                      2,483,800   $      79,448,332

ENVIRONMENTAL & FACILITIES SERVICES--0.2%
    Rentokil Initial plc
      (Great Britain)                          Global Business Services                           3,400,000   $       9,913,281

HUMAN RESOURCE & EMPLOYMENT SERVICES--1.7%
    Michael Page International
      plc (Great Britain) (c)                  Recruitment Consultancy Services                  24,271,000   $     105,346,431

INDUSTRIAL MACHINERY--1.3%
    Enodis plc
      (Great Britain) (a)(c)                   Food Processing Equipment                         33,585,320   $      76,146,451

MARINE PORTS & SERVICES--1.9%
    Associated British Ports
      Holdings plc
      (Great Britain)                          Port Operator                                     12,131,399   $     112,427,874

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
    Orbotech, Ltd. (Israel) (a)                Optical Inspection Systems                         1,237,700   $      30,967,254

SEMICONDUCTORS--1.0%
    Rohm Company Limited
      (Japan)                                  Integrated Circuits & Semi-
                                                 Conductor Devices Manufacturer                     705,000   $      61,190,906

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.5% (CONT.)

DIVERSIFIED CHEMICALS--2.3%
    Akzo Nobel N.V.
      (Netherlands)                            Chemical Producer                                  3,182,200   $     138,744,451

FERTILIZERS & AGRICULTURAL CHEMICALS--1.6%
    Syngenta AG
      (Switzerland) (a)                        Crop Protection Products                             932,400   $      97,616,535

SPECIALTY CHEMICALS--3.4%
    Lonza Group AG,
      Registered Shares
      (Switzerland)                            Industrial Organic Chemicals                       1,797,700   $     106,118,818
    Givaudan (Switzerland)                     Fragrance & Flavor
                                                 Compound Manufacturer                              151,100          96,783,388
                                                                                                              -----------------
                                                                                                                    202,902,206
WIRELESS TELECOMMUNICATION SERVICES--7.7%
    SK Telecom Co., Ltd. (Korea)               Mobile Telecommunications                            981,700   $     190,507,187
    NTT DoCoMo, Inc. (Japan)                   Mobile Telecommunications                             93,050         165,626,294
    Vodafone Group Plc
      (Great Britain)                          Mobile Telecommunications                         32,142,800          83,651,316
    Vodafone Group Plc
      (Great Britain) (b)                      Mobile Telecommunications                            606,000          15,737,820
    SK Telecom Co., Ltd.
      (Korea) (b)                              Mobile Telecommunications                             43,500             950,040
                                                                                                              -----------------
                                                                                                                    456,472,657

    TOTAL COMMON STOCKS (COST: $4,141,768,525)                                                                    5,662,015,898

NAME                                                                                              PAR VALUE        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.0%

U.S. GOVERNMENT AGENCIES--0.9%
    Federal Home Loan Bank, 3.55% - 3.62%
      due 10/7/2005 - 11/2/2005                                                           $      40,000,000   $      39,923,811
    Federal Home Loan Mortgage Corp., 3.64% due 10/18/2005                                       20,000,000          19,965,622
                                                                                                              -----------------
    TOTAL U.S. GOVERNMENT AGENCIES (COST: $59,889,433)                                                               59,889,433

REPURCHASE AGREEMENTS--3.1%
    IBT Repurchase Agreement, 3.51% dated 9/30/2005 due 10/3/2005, repurchase price $176,551,626, collateralized by Small Business Administration Bonds, with rates of 5.875% - 7.125%, with maturities from 9/25/2015 - 9/25/2030,
      and with an aggregate market value plus accrued interest of $185,325,000            $     176,500,000   $     176,500,000

    IBT Repurchase Agreement, 2.75% dated 9/30/2005 due 10/3/2005, repurchase price $2,791,391, collateralized by a Small Business Administration Bond, with a rate of 6.645%, with a maturity date of 6/25/2024, and with a
      market value plus accrued interest of $2,930,289                                            2,790,752           2,790,752
                                                                                                              -----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $179,290,752)                                                                179,290,752

    TOTAL SHORT TERM INVESTMENTS (COST: $239,180,185)                                                               239,180,185

    Total Investments (Cost $4,380,948,710)--98.5%                                                            $   5,901,196,083
    Foreign Currencies (Cost $521,777)--0.0%                                                                  $         522,325
    Other Assets In Excess Of Other Liabilities--1.5%                                                                88,531,106
                                                                                                              -----------------
    TOTAL NET ASSETS--100%                                                                                    $   5,990,249,514
                                                                                                              =================

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND CHAD M. CLARK, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF CHAD M. CLARK]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(13)

                                        THE OAKMARK
                                       INTERNATIONAL
                                         SMALL CAP    MSCI WORLD EX
                                      FUND (CLASS I)   U.S. INDEX
11/1/95                               $       10,000  $      10,000
12/31/95                              $        9,630  $      10,684
3/31/96                               $       10,970  $      11,006
6/30/96                               $       11,570  $      11,186
9/30/96                               $       11,590  $      11,195
12/31/96                              $       12,038  $      11,418
3/31/97                               $       12,080  $      11,241
6/30/97                               $       13,181  $      12,699
9/30/97                               $       12,672  $      12,652
12/31/97                              $        9,642  $      11,677
3/31/98                               $       11,429  $      13,394
6/30/98                               $        9,892  $      13,499
9/30/98                               $        8,211  $      11,513
12/31/98                              $       10,529  $      13,868
3/31/99                               $       13,118  $      14,086
6/30/99                               $       15,317  $      14,493
9/30/99                               $       15,439  $      15,114
12/31/99                              $       16,190  $      17,741
3/31/00                               $       15,387  $      17,839
6/30/00                               $       15,529  $      17,217
9/30/00                               $       14,908  $      15,906
12/31/00                              $       14,756  $      15,369
3/31/01                               $       15,232  $      13,213
6/30/01                               $       15,777  $      13,075
9/30/01                               $       13,987  $      11,273
12/31/01                              $       16,671  $      12,080
3/31/02                               $       18,370  $      12,149
6/30/02                               $       18,831  $      11,877
9/30/02                               $       14,641  $       9,547
12/31/02                              $       15,818  $      10,172
3/31/03                               $       13,882  $       9,406
6/30/03                               $       17,933  $      11,215
9/30/03                               $       20,465  $      12,121
12/31/03                              $       24,109  $      14,182
3/31/04                               $       25,685  $      14,783
6/30/04                               $       26,436  $      14,798
9/30/04                               $       27,411  $      14,826
12/31/04                              $       31,087  $      17,072
3/31/05                               $       32,779  $      17,084
6/30/05                               $       31,910  $      16,951
9/30/05                               $       35,371  $      18,803

                                                       AVERAGE ANNUAL TOTAL RETURNS
                                                             (AS OF 09/30/05)
                                                                            SINCE
                                        TOTAL RETURN                      INCEPTION
                                       LAST 3 MONTHS*   1-YEAR   5-YEAR   (11/1/95)
-----------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)                        10.85%   29.04%   18.85%      13.58%
MSCI World ex U.S.                              10.92%   26.82%    3.37%       6.57%
Lipper International
Small Cap Average(16)                           10.12%   29.20%   11.39%      13.42%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 11% for the quarter, performing in line with the benchmark indices. More importantly, however, for the past twelve months and since inception your Fund is up 29% and 14% respectively, outpacing the MSCI World ex U.S. Index with returns of 27% and 7%.

Performance in the quarter was broadly based, with approximately 9 of every 10 positions moving higher. Gurit-Heberlein, a Swiss mini-conglomerate, was the largest contributor. On August 30, the group announced it would split and separately list its healthcare activities, which include a dental supplies operation and a small medical equipment business. We had always employed a blended valuation on this company, incorporating the relative attractiveness of the group's healthcare activities versus its industrial operations. The break-up will help crystallize the value of each division, with the market preemptively driving up the stock in anticipation of the event.

Julius Baer was not only the second largest contributor to performance in the quarter, but it was the leading contributor to the Fund for the calendar year. You may recall the March 2005 shareholder letter, which discussed how Baer had adjusted its shareholding structure so that the family and minority shareholders would have equal voting rights. This change, coupled with strong operating performance, propelled the stock in the first half of the year. Recently, Baer announced a transformational acquisition, almost doubling the group's assets under management and fully utilizing all its excess capital. The acquisition price, post-synergies, looks very compelling, and after meeting the new management in Boston in September, we're very comfortable with the strategic direction and leadership of the newly formed group.

As at the tail end of 2004, bid activity in our small-cap universe has increased. Allco Equity Partners purchased 17% of Baycorp in July and tendered for 50% of the shares at A$3.50. (The stock had been trading below A$3.00 at the time.) After speaking with the key investment professionals at Allco, we became increasingly concerned that they were not committed to long-term value creation but were more interested in a quick return following some financial re-engineering. Though their approach was unsuccessful, Allco's interest has led

Baycorp to become more active in managing its balance sheet. As such, Baycorp announced, along with its first-half results, a large special dividend and share repurchase. The market reacted strongly to these moves, driving the shares some 10% above Allco's bid. Matichon, a Thai newspaper group and long-time Fund holding, also received an acquisition offer in the quarter.

Our hedges had a small impact in the quarter, with the U.S. dollar gaining a bit more ground after staging a strong recovery last quarter. As a result of the dollar's recent overall strength and its return to a more normal purchasing power level, we have lowered our British Pound and Swiss Franc hedges to approximately 30% of the underlying position.

PORTFOLIO COMPOSITION

We sold the last shares of Mexican airport operator Grupo Aeroportuario del Sureste S.A. de C.V. (Asur) during September. Asur appreciated approximately 170% (an annualized return of almost 23%) since we bought the position in September 2000. As you recall, we began buying Asur because of its attractive valuation, under-exploited retail opportunities, and strong management group (led by one of our other positions at the time Copenhagen Airports). When the events of September 11, 2001 caused airline volumes and Asur's share price to plummet, we aggressively built Asur to one of the Fund's largest positions. As the industry and passenger volumes normalized over the past three years, operating profits have more than doubled, and management returned over $3/share in dividends (close to 10% of our sell price) to shareholders. The Asur example epitomizes our investment philosophy. Our disciplined, long-term investment approach allowed us to look beyond the temporary dislocations caused by the tragic events of 9/11, and our fundamental, bottom-up analysis of Asur's competitive position and its management team gave us confidence that the group could effectively navigate the industry's difficult circumstances. Our patience and conviction were handsomely rewarded. As always, we will continue to look for more of these situations for our shareholders.

In addition to Asur and Matichon, we divested three other stocks in the quarter, Sopra, DIS and Ducati. We established meaningful positions in Spanish pay-TV provider Sogecable, UK real estate services firm Countrywide, and UK bank-note printer De La Rue.

Geographically, our portfolio weightings remain very similar to last quarter with Europe and the UK representing over 70% of investments and the majority of the balance, excluding cash, in the Pacific Rim.

Despite the performance of the portfolio over the past three years, there is no dearth of small cap ideas. We remain excited about the opportunities we're finding outside the portfolio, and we continue to like the portfolio's quality and price attractiveness. Thank you for your continued confidence.


/s/ David G. Herro                            /s/ Chad M. Clark

DAVID G. HERRO, CFA                           CHAD M. CLARK, CFA
Portfolio Manager                             Portfolio Manager
dherro@oakmark.com                            cclark@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

[CHART]

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2005

                                      % OF FUND
                            EQUITY MARKET VALUE
 ----------------------------------------------
- EUROPE                                   70.7%
   Great Britain                           24.1%
   Switzerland                             14.9%
 * Germany                                  7.5%
 * France                                   6.7%
 * Spain                                    5.3%
 * Italy                                    4.3%
   Sweden                                   2.5%
 * Finland                                  2.0%
   Turkey                                   1.8%
   Denmark                                  1.3%
 * Greece                                   0.3%

- PACIFIC RIM                              27.9%
   Japan                                   11.9%
   Korea                                    6.7%
   Australia                                4.2%
   New Zealand                              1.9%
   Hong Kong                                1.7%
   Malaysia                                 1.0%
   Philippines                              0.4%
   Singapore                                0.1%

- OTHER                                     1.4%
   Israel                                   1.4%

 * Euro currency countries comprise 26.1% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2005

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9%

ADVERTISING--1.9%
    Asatsu-DK, Inc. (Japan)                    Advertising Services Provider                        459,700   $      14,339,675
    G2R, Inc. (Korea)                          Advertising & Marketing Services                     281,770           4,590,407
                                                                                                              -----------------
                                                                                                                     18,930,082

APPAREL RETAIL--5.3%
    JJB Sports plc
      (Great Britain)                          Sportswear & Sports Equipment Retailer             9,170,000   $      27,383,885
    Matalan plc
      (Great Britain)                          Clothing Retailer                                  8,545,000          26,158,245
                                                                                                              -----------------
                                                                                                                     53,542,130

APPAREL, ACCESSORIES & LUXURY GOODS--0.9%
    Bulgari S.p.A. (Italy)                     Jewelry Manufacturer & Retailer                      784,900   $       8,819,159

BROADCASTING & CABLE TV--3.7%
    Sogecable SA (Spain) (a)                   Cable Television Services                            529,500   $      20,673,908
    Media Prima Berhad
      (Malaysia) (a)                           Film Producer & Sports Promoter                   21,748,000           9,232,369
    M6 Metropole
      Television (France)                      Television Entertainment Channel Owner
                                                 & Operator                                         297,700           7,518,747
                                                                                                              -----------------
                                                                                                                     37,425,024

HOME IMPROVEMENT RETAIL--3.2%
    Carpetright plc
      (Great Britain)                          Carpet Retailer                                    2,054,000   $      31,891,883

PHOTOGRAPHIC PRODUCTS--1.5%
    Vitec Group plc
      (Great Britain) (b)                      Photo Equipment & Supplies                         2,383,907   $      14,931,888

PUBLISHING--3.0%
    Daekyo Co., Ltd. (Korea)                   Educational Information Service Provider             219,500   $      16,617,633
    Tamedia AG (Switzerland)                   TV Broadcasting & Publishing                         143,661          13,331,030
                                                                                                              -----------------
                                                                                                                     29,948,663

BREWERS--0.9%
    Kook Soon Dang
      Brewery Co., Ltd.
      (Korea)                                  Wine & Spirits Manufacturer                          578,641   $       8,844,585

DISTILLERS & VINTNERS--1.5%
    Baron De Ley,
      S.A. (Spain) (a)                         Beverages, Wines, & Spirits Manufacturer             305,637   $      15,026,915

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

PACKAGED FOODS & MEATS--2.5%
    Lotte Confectionery
      Co., Ltd. (Korea)                        Candy & Snacks Manufacturer                           15,334   $      15,723,412
    Robert Wiseman
      Dairies plc
     (Great Britain)                           Milk Processor & Distributor                         959,000           4,809,679
    Alaska Milk Corporation
     (Philippines) (b)                         Milk Producer                                     56,360,000           3,518,102
                                                                                                              -----------------
                                                                                                                     24,051,193

ASSET MANAGEMENT & CUSTODY BANKS--4.4%
    Julius Baer Holding
      AG-B (Switzerland)                       Asset Management                                     338,000   $      26,455,013
    MLP AG (Germany)                           Asset Management                                     869,500          18,176,479
                                                                                                              -----------------
                                                                                                                     44,631,492

INSURANCE BROKERS--3.5%
    Benfield Group Ltd.
      (Great Britain)                          Reinsurance Service Provider                       6,507,000   $      35,763,162

MULTI-SECTOR HOLDINGS--2.4%
    Pargesa Holding AG,
      Class B (Switzerland)                    Diversified Operations                               290,900   $      24,589,113

OTHER DIVERSIFIED FINANCIAL SERVICES--2.3%
    Ichiyoshi Securities
      Co., Ltd. (Japan)                        Stock Broker                                       2,079,700   $      23,566,940

REAL ESTATE MANAGEMENT & DEVELOPMENT--1.1%
    Countrywide PLC
      (Great Britain)                          Real Estate Service Provider                       1,626,000   $      11,167,249

REGIONAL BANKS--1.6%
    Pusan Bank (Korea)                         Commercial Banking                                 1,033,500   $      11,241,231
    Daegu Bank (Korea)                         Commercial Banking                                   386,400           4,702,712
                                                                                                              -----------------
                                                                                                                     15,943,943

SPECIALIZED FINANCE--0.3%
    Athens Stock
      Exchange S.A. (Greece)                   Exchange Services                                    293,000   $       2,712,058

HEALTH CARE SUPPLIES--2.7%
    Ansell Limited (Australia)                 Protective Rubber & Plastics Products              1,733,684   $      14,915,327
    Coloplast A/S, Class B
      (Denmark)                                Healthcare Products & Services Provider              203,000          12,361,000
                                                                                                              -----------------
                                                                                                                     27,276,327

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

PHARMACEUTICALS--2.3%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                        Pharmaceuticals                                      896,000   $      23,212,231

AIR FREIGHT & LOGISTICS--1.8%
    Mainfreight Limited
      (New Zealand) (b)                        Logistics Services                                 7,475,285   $      18,141,769

COMMERCIAL PRINTING--1.1%
    De La Rue Plc
      (Great Britain)                          Commercial Printing                                1,566,190   $      10,611,401

CONSTRUCTION & ENGINEERING--0.2%
    Tae Young Corp. (Korea)                    Heavy Construction                                    58,620   $       2,134,701

CONSTRUCTION & FARM MACHINERY &
  HEAVY TRUCKS--0.2%
    Vossloh AG (Germany)                       Railroad Equipment Manufacturer                       29,000   $       1,525,513

DIVERSIFIED COMMERCIAL AND PROFESSIONAL
  SERVICES--2.3%
    Prosegur, Compania de
      Seguridad SA (Spain)                     Security & Transportation Services                   552,800   $      14,353,651
    Intrum Justitia AB
      (Sweden) (a)                             Diversified Financial Services                     1,039,243           9,352,825
                                                                                                              -----------------
                                                                                                                     23,706,476

ELECTRICAL COMPONENTS & EQUIPMENT--2.1%
    Pfeiffer Vacuum
      Technology AG
      (Germany)                                Vacuum Pump Manufacturer                             321,640   $      16,041,836
    Carbone Lorraine SA
      (France)                                 Electrical Systems Manufacturer                      106,245           4,923,495
                                                                                                              -----------------
                                                                                                                     20,965,331

INDUSTRIAL CONGLOMERATES--3.0%
    Dogan Sirketler
      Grubu Holdings A.S
      (Turkey) (a)                             Diversified Holding Company                        6,258,511   $      17,476,421
    Rheinmetall AG (Germany)                   Automotive Pump Manufacturer                         185,600          12,271,037
    Haw Par Corporation
      Limited (Singapore)                      Diversified Operations                               285,687             877,946
                                                                                                              -----------------
                                                                                                                     30,625,404

NAME                                           DESCRIPTION                                      SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

INDUSTRIAL MACHINERY--12.5%
    Interpump Group
      S.p.A. (Italy) (b)                       Pump & Piston Manufacturer                         4,709,000   $      31,648,912
    Halma plc (Great Britain)                  Electronic Instrument Producer                     9,965,000          25,933,813
    Schindler Holding AG
      (Switzerland)                            Elevator & Escalator Manufacturer                     64,200          25,546,069
    Saurer AG (Switzerland) (a)                Textile Equipment Manufacturer                       298,853          20,204,472
    Alfa Laval AB (Sweden)                     Filtration & Separation Equipment                    695,500          12,653,123
    LISI (France)                              Industrial Fastener Manufacturer                     127,600           8,467,015
    Munters AB (Sweden)                        Cooling & Moisture Control Systems                    77,400           1,827,568
                                                                                                              -----------------
                                                                                                                    126,280,972

OFFICE SERVICES & SUPPLIES--0.2%
    Domino Printing Sciences
      plc (Great Britain)                      Printing Equipment                                   500,000   $       2,401,790

COMPUTER HARDWARE--2.2%
    Wincor Nixdorf AG
      (Germany)                                Banking Machine Manufacturer                         234,800   $      22,580,246

COMPUTER STORAGE & PERIPHERALS--1.1%
    Lectra (France) (b)                        Manufacturing Process Systems                      2,186,404   $      11,065,043

DATA PROCESSING & OUTSOURCED SERVICES--2.5%
    Baycorp Advantage
      Limited (Australia)                      Credit Reference Services                          9,412,800   $      24,911,625

ELECTRONIC EQUIPMENT MANUFACTURERS--5.1%
    Mabuchi Motor
      Co., Ltd. (Japan)                        Digital Camera Motors Manufacturer                   406,000   $      20,034,366
    Vaisala Oyj, Class A
      (Finland)                                Atmospheric Observation Equipment                    627,000          18,541,431
    Orbotech, Ltd. (Israel) (a)                Optical Inspection Systems                           536,500          13,423,230
                                                                                                              -----------------
                                                                                                                     51,999,027

HOME ENTERTAINMENT SOFTWARE--1.2%
    Square Enix Co.,
      Ltd. (Japan)                             Entertainment Software                               447,900   $      12,392,880

IT CONSULTING & OTHER SERVICES--2.9%
    Morse plc (Great Britain) (b)              Business & Technology Solutions                   12,474,000   $      18,927,848
    Alten (France) (a)                         Systems Consulting & Engineering                     319,619          10,327,672
                                                                                                              -----------------
                                                                                                                     29,255,520

OFFICE ELECTRONICS--2.1%
    Neopost SA (France)                        Mailroom Equipment Supplier                          220,700   $      21,396,725

INDUSTRIAL GASES--1.9%
    Taiyo Ink Mfg. Co.,
      Ltd. (Japan)                             Manufacturer of Resist Inks                          533,700   $      19,375,636

                                                                                               SHARES HELD/
NAME                                           DESCRIPTION                                        PAR VALUE        MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

SPECIALTY CHEMICALS--4.9%
    Gurit-Heberlein AG
      (Switzerland) (b)                        Chemical Producer                                     32,875   $      31,115,994
    Croda International plc
      (Great Britain)                          Chemical Producer                                  2,359,600          17,839,647
                                                                                                              -----------------
                                                                                                                     48,955,641

ALTERNATIVE CARRIERS--1.6%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                              Satellite Operator                                 8,460,000   $      16,031,505

    TOTAL COMMON STOCKS (COST: $718,742,935)                                                                        946,631,242

SHORT TERM INVESTMENTS--4.1%

U.S. GOVERNMENT AGENCIES--2.0%
    Federal Home Loan Bank, 3.55% due 10/7/2005                                           $      10,000,000   $      10,021,801
    Federal Home Loan Mortgage Corp., 3.64% due 10/18/2005                                       10,000,000           9,982,811

    TOTAL U.S. GOVERNMENT AGENCIES (COST: $20,004,612)                                                               20,004,612

REPURCHASE AGREEMENTS--2.1%
    IBT Repurchase Agreement, 3.51% dated 9/30/2005
      due 10/3/2005, repurchase price $19,005,558, collateralized by Small
      Business Administration Bonds, with rates of 5.875% - 7.125%, with maturities from 2/25/2016 - 3/25/2029, and with an aggregate market
      value plus accrued interest of $19,950,000                                          $      19,000,000   $      19,000,000

    IBT Repurchase Agreement, 2.75% dated 9/30/2005
      due 10/3/2005, repurchase price $1,765,982, collateralized by a Small
      Business Administration Bond, with a rate of 6.375%, with a maturity date
      of 7/25/2027, and with a market value plus accrued interest of $1,853,856                   1,765,577           1,765,577
                                                                                                              -----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $20,765,577)                                                                  20,765,577

    TOTAL SHORT TERM INVESTMENTS (COST: $40,770,189)                                                                 40,770,189

    Total Investments (Cost $759,513,124)--98.0%                                                              $     987,401,431
    Foreign Currencies (Cost $887,565)--0.1%                                                                  $         888,059
    Other Assets In Excess Of Other Liabilities--1.9%                                                                19,521,947
                                                                                                              -----------------
    TOTAL NET ASSETS--100%                                                                                    $   1,007,811,437
                                                                                                              =================

(a) Non-income producing security.
(b) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

[OAKMARK LOGO]

                 (This page has been intentionally left blank.)

THE OAKMARK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2005

                                                                                                                   THE OAKMARK
                                                                                             THE OAKMARK              SELECT
                                                                                                FUND                   FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value                          (a)         $     6,247,766,209   $     5,351,635,985
   Investments in affiliated securities, at value                            (b)                           0           655,331,871
   Cash                                                                                                    0                     0
   Foreign currency, at value                                                (c)                           0                     0
   Receivable for:
      Securities sold                                                                            130,769,653            13,964,665
      Fund shares sold                                                                             5,808,374             5,257,798
      Dividends and interest                                                                       9,598,608             3,506,017
      Forward foreign currency contracts                                                                   0                     0
      Tax reclaim                                                                                          0                     0
                                                                                         -------------------   -------------------
   Total receivables                                                                             146,176,635            22,728,480
   Other assets                                                                                          566                   502
                                                                                         -------------------   -------------------
   Total assets                                                                          $     6,393,943,410   $     6,029,696,838

LIABILITIES AND NET ASSETS
   Payable for:
      Securities purchased                                                                                 0            29,307,691
      Fund shares redeemed                                                                         7,274,535             5,126,995
      Due to Adviser                                                                                 168,077               171,286
      Due to transfer agent                                                                          281,133               156,149
      Trustee fees                                                                                    27,792                25,730
      Deferred trustee compensation                                                                  875,039               780,752
      Other                                                                                        1,238,310               954,781
                                                                                         -------------------   -------------------
   Total liabilities                                                                               9,864,886            36,523,384
                                                                                         -------------------   -------------------
   Net assets applicable to fund shares outstanding                                      $     6,384,078,524   $     5,993,173,454
                                                                                         ===================   ===================
ANALYSIS OF NET ASSETS
   Paid in capital                                                                       $     5,108,749,649   $     3,854,993,030
   Accumulated undistributed net realized gain (loss) of investments, forward
      contracts, options, short sales and foreign currency transactions                          (45,540,989)          342,905,352
   Net unrealized appreciation (depreciation) of investments and foreign currencies            1,270,062,472         1,767,508,132
   Net unrealized appreciation (depreciation)--other                                                       0                     0
   Accumulated undistributed net investment income                                                50,807,392            27,766,940
                                                                                         -------------------   -------------------
   Net assets applicable to Fund shares outstanding                                      $     6,384,078,524   $     5,993,173,454
                                                                                         ===================   ===================
PRICE OF SHARES
   Net asset value per share: Class I                                                    $             40.75   $             33.44
                                                                                         ===================   ===================
     Class I--Net assets                                                                 $     6,340,390,696   $     5,907,957,469
     Class I--Shares outstanding (Unlimited shares authorized)                                   155,573,344           176,694,912

   Net asset value per share: Class II                                                   $             40.51   $             33.24
                                                                                         ===================   ===================
     Class II--Net assets                                                                $        43,687,828   $        85,215,985
     Class II--Shares outstanding (Unlimited shares authorized)                                    1,078,382             2,563,740

(a)  Identified cost of investments in unaffiliated securities                           $     4,977,703,737   $     4,008,679,541
(b)  Identified cost of investments in affiliated securities                                               0           230,780,183
(c)  Identified cost of foreign currency                                                                   0                     0

                                                                                             THE OAKMARK           THE OAKMARK
                                                                                              EQUITY AND             GLOBAL
                                                                                             INCOME FUND              FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value                          (a)         $     9,569,536,982   $     1,884,754,539
   Investments in affiliated securities, at value                            (b)                 194,051,408                     0
   Cash                                                                                               29,514                     0
   Foreign currency, at value                                                (c)                           0                     0
   Receivable for:
      Securities sold                                                                            302,392,708             7,035,389
      Fund shares sold                                                                            18,440,025             3,801,357
      Dividends and interest                                                                      48,224,601             4,681,370
      Forward foreign currency contracts                                                                   0             6,067,634
      Tax reclaim                                                                                     15,000             1,346,065
                                                                                         -------------------   -------------------
   Total receivables                                                                             369,072,334            22,931,815
   Other assets                                                                                      113,222                   301
                                                                                         -------------------   -------------------
   Total assets                                                                          $    10,132,803,460   $     1,907,686,655

LIABILITIES AND NET ASSETS
   Payable for:
      Securities purchased                                                                       320,800,035             5,012,915
      Fund shares redeemed                                                                         3,670,174               297,149
      Due to Adviser                                                                                 188,830                47,072
      Due to transfer agent                                                                          184,831                55,616
      Trustee fees                                                                                    32,990                15,654
      Deferred trustee compensation                                                                  537,845               325,407
      Other                                                                                        2,168,932               427,772
                                                                                         -------------------   -------------------
   Total liabilities                                                                             327,583,637             6,181,585
                                                                                         -------------------   -------------------
   Net assets applicable to fund shares outstanding                                      $     9,805,219,823   $     1,901,505,070
                                                                                         ===================   ===================
ANALYSIS OF NET ASSETS
   Paid in capital                                                                       $     7,870,951,599   $     1,367,028,529
   Accumulated undistributed net realized gain (loss) of investments, forward
      contracts, options, short sales and foreign currency transactions                           88,295,438            53,550,204
   Net unrealized appreciation (depreciation) of investments and foreign currencies            1,740,760,163           467,157,902
   Net unrealized appreciation (depreciation)--other                                                 229,644              (123,769)
   Accumulated undistributed net investment income                                               104,982,979            13,892,204
                                                                                         -------------------   -------------------
   Net assets applicable to Fund shares outstanding                                      $     9,805,219,823   $     1,901,505,070
                                                                                         ===================   ===================
PRICE OF SHARES
   Net asset value per share: Class I                                                    $             25.41   $             23.91
                                                                                         ===================   ===================
     Class I--Net assets                                                                 $     9,223,210,742   $     1,842,901,079
     Class I--Shares outstanding (Unlimited shares authorized)                                   362,970,816            77,063,096

   Net asset value per share: Class II                                                   $             25.29   $             23.63
                                                                                         ===================   ===================
     Class II--Net assets                                                                $       582,009,081   $        58,603,991
     Class II--Shares outstanding (Unlimited shares authorized)                                   23,013,007             2,479,837

(a)  Identified cost of investments in unaffiliated securities                           $     7,889,653,765   $     1,423,662,187
(b)  Identified cost of investments in affiliated securities                                     133,231,378                     0
(c)  Identified cost of foreign currency                                                                   0                     0

                                                                                             THE OAKMARK           THE OAKMARK
                                                                                            INTERNATIONAL         INTERNATIONAL
                                                                                                 FUND            SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value                          (a)         $     5,539,287,348   $       858,051,875
   Investments in affiliated securities, at value                            (b)                 361,908,735           129,349,556
   Cash                                                                                                    0                     0
   Foreign currency, at value                                                (c)                     522,325               888,059
   Receivable for:
      Securities sold                                                                              3,791,538             6,505,953
      Fund shares sold                                                                            12,223,607             1,564,098
      Dividends and interest                                                                      14,022,703             1,162,423
      Forward foreign currency contracts                                                          81,438,357            14,340,909
      Tax reclaim                                                                                  4,505,938               750,033
                                                                                         -------------------   -------------------
   Total receivables                                                                             115,982,143            24,323,416
   Other assets                                                                                          462                   268
                                                                                         -------------------   -------------------
   Total assets                                                                          $     6,017,701,013   $     1,012,613,174

LIABILITIES AND NET ASSETS
   Payable for:
      Securities purchased                                                                        22,917,739             3,831,665
      Fund shares redeemed                                                                         2,273,904               361,220
      Due to Adviser                                                                                 146,172                31,096
      Due to transfer agent                                                                          111,757                21,719
      Trustee fees                                                                                    24,174                13,784
      Deferred trustee compensation                                                                  544,119               325,672
      Other                                                                                        1,433,634               216,581
                                                                                         -------------------   -------------------
   Total liabilities                                                                              27,451,499             4,801,737
                                                                                         -------------------   -------------------
   Net assets applicable to fund shares outstanding                                      $     5,990,249,514   $     1,007,811,437
                                                                                         ===================   ===================
ANALYSIS OF NET ASSETS
   Paid in capital                                                                       $     4,092,102,121   $       606,405,040
   Accumulated undistributed net realized gain (loss) of investments, forward
      contracts, options, short sales and foreign currency transactions                          225,733,166           153,280,590
   Net unrealized appreciation (depreciation) of investments and foreign currencies            1,601,657,107           242,240,875
   Net unrealized appreciation (depreciation)--other                                                (375,389)              (48,701)
   Accumulated undistributed net investment income                                                71,132,509             5,933,633
                                                                                         -------------------   -------------------
   Net assets applicable to Fund shares outstanding                                      $     5,990,249,514   $     1,007,811,437
                                                                                         ===================   ===================
PRICE OF SHARES
   Net asset value per share: Class I                                                    $             23.52   $             22.79
                                                                                         ===================   ===================
     Class I--Net assets                                                                 $     5,627,391,248   $     1,007,212,401
     Class I--Shares outstanding (Unlimited shares authorized)                                   239,302,658            44,187,473

   Net asset value per share: Class II                                                   $             23.36   $             22.77
                                                                                         ===================   ===================
     Class II--Net assets                                                                $       362,858,266   $           599,036
     Class II--Shares outstanding (Unlimited shares authorized)                                   15,535,254                26,310

(a)  Identified cost of investments in unaffiliated securities                           $     4,172,204,723   $       657,325,484
(b)  Identified cost of investments in affiliated securities                                     208,743,987           102,187,640
(c)  Identified cost of foreign currency                                                             521,777               887,565

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FUNDS

STATEMENTS OF OPERATIONS--YEAR ENDED SEPTEMBER 30, 2005

                                                                                                                   THE OAKMARK
                                                                                             THE OAKMARK              SELECT
                                                                                                FUND                   FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                                                $       114,096,122    $        89,979,644
   Dividends from affiliated securities                                                                    0              7,546,558
   Interest income                                                                                11,842,334             12,361,275
   Securities lending income                                                                               0                      0
   Other income                                                                                      117,458                 26,808
   Foreign taxes withheld                                                                            (36,654)                     0
                                                                                         -------------------    -------------------
      Total investment income                                                                    126,019,260            109,914,285

EXPENSES:
   Investment advisory fee                                                                        59,184,688             49,906,327
   Transfer and dividend disbursing agent fees                                                     3,095,228              1,672,303
   Other shareholder servicing fees                                                                5,941,799              4,695,005
   Service Fee--Class II                                                                             133,501                223,839
   Reports to shareholders                                                                         1,601,023              1,034,680
   Custody and accounting fees                                                                       729,901                605,255
   Registration and blue sky expenses                                                                100,813                 84,239
   Trustee fees                                                                                      160,528                146,012
   Deferred trustee compensation                                                                     100,899                 91,365
   Legal fees                                                                                        142,629                127,106
   Audit fees                                                                                         63,161                 55,458
   Other                                                                                             350,399                304,249
                                                                                         -------------------    -------------------
      Total expenses                                                                              71,604,569             58,945,838
      Expense offset arrangements                                                                       (681)                     0
                                                                                         -------------------    -------------------
   Net expenses                                                                                   71,603,888             58,945,838

NET INVESTMENT INCOME:                                                                            54,415,372             50,968,447

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                                                  215,570,116            235,198,898
   Net realized gain on affiliated securities                                      (a)                     0            129,874,069
   Net realized gain on options written                                                                    0                      0
   Net realized gain on short sales                                                                7,071,050                      0
   Net realized gain (loss) on foreign currency transactions                                          (8,888)                     0
   Net change in unrealized appreciation (depreciation) of
      investments and foreign currencies                                                         106,334,519             19,063,862
   Net change in appreciation (depreciation)--other                                                        0                      0

Net realized and unrealized gain on
   investments and foreign currency transactions:                                                328,966,797            384,136,829
                                                                                         -------------------    -------------------

Net increase in net assets resulting from operations                                     $       383,382,169    $       435,105,276
                                                                                         ===================    ===================
(a)  Foreign tax expense                                                                                  --                     --

                                                                                             THE OAKMARK           THE OAKMARK
                                                                                              EQUITY AND             GLOBAL
                                                                                             INCOME FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                                                $        71,460,737    $        34,014,927
   Dividends from affiliated securities                                                              217,500                      0
   Interest income                                                                               128,114,707              1,311,539
   Securities lending income                                                                         113,954                202,031
   Other income                                                                                       37,196                    255
   Foreign taxes withheld                                                                           (127,981)            (2,591,116)
                                                                                         -------------------    -------------------
      Total investment income                                                                    199,816,113             32,937,636

EXPENSES:
   Investment advisory fee                                                                        63,670,347             16,115,537
   Transfer and dividend disbursing agent fees                                                     2,041,484                570,770
   Other shareholder servicing fees                                                                9,586,150              1,309,694
   Service Fee--Class II                                                                           1,430,331                 99,174
   Reports to shareholders                                                                         1,556,305                303,556
   Custody and accounting fees                                                                     1,032,660                879,136
   Registration and blue sky expenses                                                                138,694                 86,412
   Trustee fees                                                                                      185,937                 88,237
   Deferred trustee compensation                                                                     115,753                 54,695
   Legal fees                                                                                        164,973                 77,301
   Audit fees                                                                                         71,513                 34,240
   Other                                                                                             412,720                148,511
                                                                                         -------------------    -------------------
      Total expenses                                                                              80,406,867             19,767,263
      Expense offset arrangements                                                                        (44)                    (7)
                                                                                         -------------------    -------------------
   Net expenses                                                                                   80,406,823             19,767,256

NET INVESTMENT INCOME:                                                                           119,409,290             13,170,380

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                                                  113,073,114             55,983,090
   Net realized gain on affiliated securities                                      (a)                     0                      0
   Net realized gain on options written                                                              521,987                      0
   Net realized gain on short sales                                                                        0                      0
   Net realized gain (loss) on foreign currency transactions                                         349,069              2,655,497
   Net change in unrealized appreciation (depreciation) of
      investments and foreign currencies                                                         912,480,570            268,798,583
   Net change in appreciation (depreciation)--other                                                  102,972               (200,695)

Net realized and unrealized gain on
   investments and foreign currency transactions:                                              1,026,527,712            327,236,475
                                                                                         -------------------    -------------------
Net increase in net assets resulting from operations                                     $     1,145,937,002    $       340,406,855
                                                                                         ===================    ===================
(a)  Foreign tax expense                                                                                  --                     --

                                                                                             THE OAKMARK           THE OAKMARK
                                                                                            INTERNATIONAL         INTERNATIONAL
                                                                                                 FUND            SMALL CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                                                $       125,912,254    $        17,997,137
   Dividends from affiliated securities                                                            5,027,752              4,059,494
   Interest income                                                                                 5,308,890              1,070,264
   Securities lending income                                                                       1,884,644                      0
   Other income                                                                                            0                    370
   Foreign taxes withheld                                                                        (11,731,519)            (2,018,294)
                                                                                         -------------------    -------------------
      Total investment income                                                                    126,402,021             21,108,971

EXPENSES:
   Investment advisory fee                                                                        47,254,405             10,432,050
   Transfer and dividend disbursing agent fees                                                     1,196,349                237,242
   Other shareholder servicing fees                                                                4,197,105                572,875
   Service Fee--Class II                                                                             788,882                    670
   Reports to shareholders                                                                           763,144                130,580
   Custody and accounting fees                                                                     3,682,854                770,638
   Registration and blue sky expenses                                                                109,735                 53,573
   Trustee fees                                                                                      135,739                 78,309
   Deferred trustee compensation                                                                      83,799                 48,576
   Legal fees                                                                                        118,981                 68,867
   Audit fees                                                                                         53,240                 30,314
   Other                                                                                             276,505                122,870
                                                                                         -------------------    -------------------
      Total expenses                                                                              58,660,738             12,546,564
      Expense offset arrangements                                                                        (26)                   (32)
                                                                                         -------------------    -------------------
   Net expenses                                                                                   58,660,712             12,546,532

NET INVESTMENT INCOME:                                                                            67,741,309              8,562,439

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                                                  229,716,380            162,137,095
   Net realized gain on affiliated securities                                      (a)             2,232,733              1,484,033
   Net realized gain on options written                                                                    0                      0
   Net realized gain on short sales                                                                        0                      0
   Net realized gain (loss) on foreign currency transactions                                      12,385,971                362,424
   Net change in unrealized appreciation (depreciation) of
      investments and foreign currencies                                                         848,532,506             47,885,993
   Net change in appreciation (depreciation)--other                                                 (671,292)               (85,458)

Net realized and unrealized gain on
   investments and foreign currency transactions:                                              1,092,196,298            211,784,087
                                                                                         -------------------    -------------------
Net increase in net assets resulting from operations                                     $     1,159,937,607    $       220,346,526
                                                                                         ===================    ===================
(a)  Foreign tax expense                                                                                  --                436,314

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2005

                                                                                THE OAKMARK FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                            $       54,415,372    $       27,165,278
   Net realized gain on investments                                        222,641,166            64,812,715
   Net realized gain (loss) on foreign currency transactions                    (8,888)                    0
   Net change in unrealized appreciation (depreciation) of
     investments                                                           106,334,519           636,919,637
                                                                    ------------------    ------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                              383,382,169           728,897,630

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                          (29,018,121)          (20,505,874)
   Net investment income--Class II                                            (112,443)              (37,100)
                                                                    ------------------    ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (29,130,564)          (20,542,974)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                    1,362,078,314         1,919,971,722
   Proceeds from shares sold--Class II                                      24,293,697            36,194,109
   Reinvestment of distributions--Class I                                   26,428,576            18,843,547
   Reinvestment of distributions--Class II                                      63,924                 8,676
   Payments for shares redeemed, net of fees--Class I                   (1,874,276,130)         (939,233,385)
   Payments for shares redeemed, net of fees--Class II                     (34,990,942)           (9,099,878)
   Redemption fees--Class I                                                    334,756               340,142
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                   (496,067,805)        1,027,024,933
                                                                    ------------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (141,816,200)        1,735,379,589
   NET ASSETS:
   Beginning of period                                                   6,525,894,724         4,790,515,135
                                                                    ------------------    ------------------
   End of period                                                    $    6,384,078,524    $    6,525,894,724
                                                                    ==================    ==================
   Undistributed net investment income                              $       50,807,392    $       25,531,472
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              33,399,717            50,926,355
   Shares issued in reinvestment of dividends                                  648,872               534,720
   Less shares redeemed                                                    (45,831,912)          (24,984,586)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           (11,783,323)           26,476,489
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                 602,472               968,163
   Shares issued in reinvestment of dividends                                    1,576                   247
   Less shares redeemed                                                       (874,201)             (247,309)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              (270,153)              721,101
                                                                    ==================    ==================

                                                                             THE OAKMARK SELECT FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                            $       50,968,447    $       28,041,071
   Net realized gain on investments                                        365,072,967           156,155,071
   Net change in unrealized appreciation (depreciation) of
     investments                                                            19,063,862           511,522,774
                                                                    ------------------    ------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                              435,105,276           695,718,916

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                          (41,681,659)          (18,710,631)
   Net investment income--Class II                                            (456,984)             (118,882)
                                                                    ------------------    ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (42,138,643)          (18,829,513)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                    1,213,430,549           807,786,818
   Proceeds from shares sold--Class II                                      25,716,965            33,570,613
   Reinvestment of distributions--Class I                                   39,145,855            17,456,336
   Reinvestment of distributions--Class II                                     205,309                58,212
   Payments for shares redeemed, net of fees--Class I                   (1,193,862,714)       (1,019,983,750)
   Payments for shares redeemed, net of fees--Class II                     (45,645,335)          (40,937,360)
   Redemption fees--Class I                                                    183,103               105,547
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     39,173,732          (201,943,584)
                                                                    ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                                               432,140,365           474,945,819
   NET ASSETS:
   Beginning of period                                                   5,561,033,089         5,086,087,270
                                                                    ------------------    ------------------
   End of period                                                    $    5,993,173,454    $    5,561,033,089
                                                                    ==================    ==================
   Undistributed net investment income                              $       27,766,940    $       18,937,136
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              36,498,372            26,433,387
   Shares issued in reinvestment of dividends                                1,205,230               595,510
   Less shares redeemed                                                    (36,106,003)          (33,158,816)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             1,597,599            (6,129,919)
                                                                    ==================    ==================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                 781,192             1,102,241
   Shares issued in reinvestment of dividends                                    6,346                 1,944
   Less shares redeemed                                                     (1,385,275)           (1,342,449)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              (597,737)             (238,264)
                                                                    ==================    ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2005

                                                                                  THE OAKMARK
                                                                             EQUITY AND INCOME FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                            $      119,409,290    $       50,126,070
   Net realized gain on investments                                        113,595,101           269,099,021
   Net realized gain (loss) on foreign currency transactions                   349,069               227,056
   Net change in unrealized appreciation (depreciation) of
     investments                                                           912,480,570           416,194,976
   Net change in unrealized appreciation
     (depreciation)--other                                                     102,972                39,804
                                                                    ------------------    ------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                            1,145,937,002           735,686,927

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                          (67,147,479)          (30,409,117)
   Net investment income--Class II                                          (3,563,528)           (1,530,815)
   Net realized gain--Class I                                             (196,511,764)                    0
   Net realized gain--Class II                                             (13,715,030)                    0
                                                                    ------------------    ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                    (280,937,801)          (31,939,932)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                    1,820,363,521         3,583,813,621
   Proceeds from shares sold--Class II                                     312,413,005           277,231,468
   Reinvestment of distributions--Class I                                  254,487,605            29,355,530
   Reinvestment of distributions--Class II                                   7,740,318               514,106
   Payments for shares redeemed, net of fees--Class I                   (1,238,425,257)         (836,471,290)
   Payments for shares redeemed, net of fees--Class II                    (273,110,583)          (86,816,396)
   Redemption fees--Class I                                                    194,331               534,637
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                    883,662,940         2,968,161,676
                                                                    ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                                             1,748,662,141         3,671,908,671
   NET ASSETS:
   Beginning of period                                                   8,056,557,682         4,384,649,011
                                                                    ------------------    ------------------
   End of period                                                    $    9,805,219,823    $    8,056,557,682
                                                                    ==================    ==================
   Undistributed net investment income                              $      104,982,979    $       47,199,612
                                                                    ==================    ==================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              76,592,615           159,855,520
   Shares issued in reinvestment of dividends                               10,997,735             1,399,884
   Less shares redeemed                                                    (52,314,769)          (37,388,817)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                            35,275,581           123,866,587
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                              13,294,303            12,464,461
   Shares issued in reinvestment of dividends                                  335,369                24,563
   Less shares redeemed                                                    (11,403,546)           (3,887,834)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             2,226,126             8,601,190
                                                                    ==================    ==================

                                                                                  THE OAKMARK
                                                                                  GLOBAL FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                            $       13,170,380    $        5,884,687
   Net realized gain on investments                                         55,983,090            23,552,579
   Net realized gain (loss) on foreign currency transactions                 2,655,497              (199,643)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                    268,798,583           116,594,459
   Net change in unrealized appreciation
     (depreciation)--other                                                    (200,695)              102,037
                                                                    ------------------    ------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                              340,406,855           145,934,119

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                           (7,092,334)              (54,303)
   Net investment income--Class II                                            (103,658)                    0
   Net realized gain--Class I                                              (25,218,974)           (2,851,872)
   Net realized gain--Class II                                                (520,696)              (25,574)
                                                                    ------------------    ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (32,935,662)           (2,931,749)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                      414,769,896           782,660,249
   Proceeds from shares sold--Class II                                      29,165,244            21,752,122
   Reinvestment of distributions--Class I                                   30,609,171             2,804,200
   Reinvestment of distributions--Class II                                     557,171                20,731
   Payments for shares redeemed, net of fees--Class I                     (238,881,611)         (296,067,961)
   Payments for shares redeemed, net of fees--Class II                      (3,289,295)           (4,061,520)
   Redemption fees--Class I                                                     81,661               314,014
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                    233,012,237           507,421,835
                                                                    ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                                               540,483,430           650,424,205
   NET ASSETS:
   Beginning of period                                                   1,361,021,640           710,597,435
                                                                    ------------------    ------------------
   End of period                                                    $    1,901,505,070    $    1,361,021,640
                                                                    ==================    ==================
   Undistributed net investment income                              $       13,892,204    $        5,262,319
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              18,829,404            41,298,499
   Shares issued in reinvestment of dividends                                1,443,149               155,616
   Less shares redeemed                                                    (10,924,262)          (15,250,479)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             9,348,291            26,203,636
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                               1,339,114             1,131,427
   Shares issued in reinvestment of dividends                                   26,519                 1,160
   Less shares redeemed                                                       (151,324)             (211,953)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             1,214,309               920,634
                                                                    ==================    ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                   THE OAKMARK
                                                                               INTERNATIONAL FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                            $       67,741,309    $       53,715,892
   Net realized gain on investments                                        231,949,113           217,536,088
   Net realized gain (loss) on foreign currency transactions                12,385,971              (603,088)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                    848,532,506           401,911,292
   Net change in unrealized appreciation
     (depreciation)--other                                                    (671,292)              168,158
                                                                    ------------------    ------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                            1,159,937,607           672,728,342

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                          (57,688,379)          (20,084,750)
   Net investment income--Class II                                          (3,146,570)             (570,848)
   Net realized gain--Class I                                              (11,785,113)                    0
   Net realized gain--Class II                                                (790,281)                    0
                                                                    ------------------    ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (73,410,343)          (20,655,598)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                    1,220,262,175         1,465,810,386
   Proceeds from shares sold--Class II                                     191,988,151           183,258,922
   Reinvestment of distributions--Class I                                   63,036,515            18,162,578
   Reinvestment of distributions--Class II                                   2,198,011               279,537
   Payments for shares redeemed, net of fees--Class I                     (713,216,070)         (744,490,290)
   Payments for shares redeemed, net of fees--Class II                    (156,918,221)          (79,196,627)
   Redemption fees--Class I                                                    261,391               367,912
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                    607,611,952           844,192,418
                                                                    ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                                             1,694,139,216         1,496,265,162
   NET ASSETS:
   Beginning of period                                                   4,296,110,298         2,799,845,136
                                                                    ------------------    ------------------
   End of period                                                    $    5,990,249,514    $    4,296,110,298
                                                                    ==================    ==================
   Undistributed net investment income                              $       71,132,509    $       51,739,373
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                              56,890,583            81,784,418
   Shares issued in reinvestment of dividends                                3,074,952             1,091,501
   Less shares redeemed                                                    (33,360,212)          (40,952,323)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                            26,605,323            41,923,596
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                               8,978,667            10,166,362
   Shares issued in reinvestment of dividends                                  107,693                16,860
   Less shares redeemed                                                     (7,296,822)           (4,345,978)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             1,789,538             5,837,244
                                                                    ==================    ==================

                                                                            THE OAKMARK INTERNATIONAL
                                                                                 SMALL CAP FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED            YEAR ENDED
                                                                    SEPTEMBER 30, 2005    SEPTEMBER 30, 2004
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                            $        8,562,439    $        4,554,775
   Net realized gain on investments                                        163,621,128            43,497,450
   Net realized gain (loss) on foreign currency transactions                   362,424               (41,546)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                     47,885,993           124,228,709
   Net change in unrealized appreciation
     (depreciation)--other                                                     (85,458)              (23,302)
                                                                    ------------------    ------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                              220,346,526           172,216,086

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                          (11,222,305)           (4,209,195)
   Net investment income--Class II                                              (6,999)               (2,982)
   Net realized gain--Class I                                              (15,538,999)                    0
   Net realized gain--Class II                                                 (10,001)                    0
                                                                    ------------------    ------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                     (26,778,304)           (4,212,177)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                      180,090,052           188,831,597
   Proceeds from shares sold--Class II                                         112,795                54,188
   Reinvestment of distributions--Class I                                   24,846,478             3,863,970
   Reinvestment of distributions--Class II                                      10,284                 1,508
   Payments for shares redeemed, net of fees--Class I                     (125,328,062)         (104,507,785)
   Payments for shares redeemed, net of fees--Class II                        (110,335)             (171,984)
   Redemption fees--Class I                                                     38,178               263,993
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                     79,659,390            88,335,487
                                                                    ------------------    ------------------

TOTAL INCREASE IN NET ASSETS                                               273,227,612           256,339,396
   NET ASSETS:
   Beginning of period                                                     734,583,825           478,244,429
                                                                    ------------------    ------------------
   End of period                                                    $    1,007,811,437    $      734,583,825
                                                                    ==================    ==================
   Undistributed net investment income                              $        3,732,145    $        3,819,316
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                               8,779,360            11,434,258
   Shares issued in reinvestment of dividends                                1,298,823               260,200
   Less shares redeemed                                                     (6,084,980)           (6,274,556)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                             3,993,203             5,419,902
                                                                    ==================    ==================
FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   5,611                 3,350
   Shares issued in reinvestment of dividends                                      537                   102
   Less shares redeemed                                                         (5,127)              (10,276)
                                                                    ------------------    ------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                 1,021                (6,824)
                                                                    ==================    ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

          THE OAKMARK FUNDS

          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an investment company under the Investment Company Act of 1940. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Income, realized and unrealized capital gains and losses and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

REDEMPTION FEES--

Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds and retained by Class I shareholders of the Fund. The "first-in, first-out" (FIFO) method is used to determine the holding period.

SECURITY VALUATION--

The Funds' share prices or net asset values ("NAV") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Domestic equity securities traded on securities exchanges and over-the-counter securities are valued at the last sales price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Foreign equity securities traded on securities exchanges shall be valued at, depending on local convention or regulation, the last sales price, last bid or asked price, the mean between the last bid and asked prices, an official closing price, or shall be based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis, which approximates market value. Options are valued at the last reported sales price on the day of valuation, or lacking any reported sales that day, at the mean of the most recent bid and asked quotations, or if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair values, determined by or under the direction of the pricing committee established by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The pricing committee will evaluate movements in the U.S markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model. At September 30, 2005, the Funds held no securities for which quotations were not readily available, and no securities that were believed to be affected by a significant event prior to the computation of the NAV.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from securities.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end resulting from changes in exchange rates.

At September 30, 2005, net unrealized appreciation (depreciation) - other included the following components:

                                             EQUITY AND                                           INT'L
                                               INCOME           GLOBAL       INTERNATIONAL      SMALL CAP
-----------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation)
   on dividends and dividend reclaims
   receivable                              $     285,396    $    (139,609)   $    (431,911)   $     (41,660)

Unrealized appreciation (depreciation)
   on open securities purchases and
   sales                                         (55,752)          15,840           56,522           (7,041)
                                           -------------    -------------    -------------    -------------
   Net Unrealized appreciation
      (depreciation) - Other               $     229,644    $    (123,769)   $    (375,389)   $     (48,701)
                                           =============    =============    =============    =============

FORWARD FOREIGN CURRENCY CONTRACTS--

The Funds' currency transactions are limited to transaction hedging and portfolio hedging. The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. At September 30, 2005, Global, International and Int'l Small Cap held the following outstanding forward foreign currency contracts:

THE OAKMARK GLOBAL FUND

                                                                                                           NET
                                                                                                        UNREALIZED
                                               CONTRACT           SETTLEMENT          VALUATION        APPRECIATION
                                                AMOUNT               DATE           AT 9/30/2005      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:
British Pound
Sterling                                        20,800,000         4/18/06        $   36,663,793     $       (280,433)
Swiss Franc                                     73,000,000         11/16/05       $   56,615,535     $      6,348,067
                                                                                  --------------     ----------------
                                                                   Total          $   93,279,328     $      6,067,634
                                                                                  ==============     ================

THE OAKMARK INTERNATIONAL FUND

                                                                                                           NET
                                                                                                        UNREALIZED
                                               CONTRACT           SETTLEMENT        VALUATION AT       APPRECIATION
                                                AMOUNT               DATE             9/30/2005       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY BOUGHT:
Swiss Franc                                     302,000,000        11/16/05       $    234,217,691   $     (2,747,275)
Swiss Franc                                      91,000,000        11/17/05            70,581,921           (827,032)
                                                                                  ----------------   ----------------
                                                                                  $    304,799,612   $     (3,574,307)
                                                                                  ================   ================
FOREIGN CURRENCY SOLD:
British Pound
Sterling                                         65,000,000        11/28/05       $    114,588,786   $      5,323,214
British Pound
Sterling                                         64,500,000        12/7/05             113,696,644          8,879,156
British Pound
Sterling                                         42,600,000        12/9/05              75,091,758          6,282,762
Swiss Franc                                     302,000,000        11/16/05            234,217,691         26,261,868
Swiss Franc                                     174,000,000        11/17/05            134,958,839         15,495,117
Swiss Franc                                     129,400,000        11/22/05            100,411,412         12,532,640
Swiss Franc                                      88,700,000        12/7/05              68,923,182         10,237,907
                                                                                  ----------------   ----------------
                                                                                  $    841,888,312   $     85,012,664
                                                                                  ================   ================
                                                                    Total         $  1,146,687,924   $     81,438,357
                                                                                  ================   ================

THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                                           NET
                                                                                                        UNREALIZED
                                               CONTRACT           SETTLEMENT        VALUATION AT       APPRECIATION
                                                AMOUNT               DATE             9/30/2005       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY BOUGHT:
Swiss Franc                                      53,500,000        11/16/05       $     41,492,207   $       (486,686)
Swiss Franc                                      17,700,000        11/17/05       $     13,728,572           (160,862)
                                                                                  ----------------   ----------------
                                                                                  $     55,220,779   $       (647,548)
                                                                                  ================   ================
FOREIGN CURRENCY SOLD:
British Pound
Sterling                                          4,700,000        11/28/05       $      8,285,651   $        384,909
British Pound
Sterling                                          4,600,000        12/7/05        $      8,108,598            633,242
British Pound
Sterling                                          1,100,000        12/9/05        $      1,938,989            162,231
British Pound
Sterling                                         13,600,000        1/18/06        $     23,969,333          1,353,867
British Pound
Sterling                                         11,000,000        5/17/06        $     19,393,433            824,567
Swiss Franc                                      53,500,000        11/16/05       $     41,492,207          4,652,351
Swiss Franc                                      30,800,000        11/17/05       $     23,889,266          2,742,814
Swiss Franc                                      23,700,000        11/22/05       $     18,390,653          2,295,391
Swiss Franc                                      16,800,000        12/7/05        $     13,054,222          1,939,085
                                                                                  ----------------   ----------------
                                                                                  $    158,522,352   $     14,988,457
                                                                                  ================   ================
                                                                     Total        $    213,743,131   $     14,340,909
                                                                                  ================   ================

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS--

Income, dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Tax and book differences are primarily related to foreign currency transactions, deferral of certain losses and character of capital loss carryforwards.

SHORT SALES--

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale. At September 30, 2005, the Funds had no short sales outstanding.

ACCOUNTING FOR OPTIONS--

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Funds do not give rise to counterparty credit risk, as they obligate the Funds, not their counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor their obligation under the contract.

At September 30, 2005, the Funds had no outstanding options.

COMMITTED LINE OF CREDIT--

The Trust has an unsecured committed line of credit with Investors Bank & Trust Company ("IBT") in the amount of $450 million. Borrowings under that arrangement bear interest at 0.45% above the Federal Funds Effective Rate. There were no borrowings during the year ended September 30, 2005.

EXPENSE OFFSET ARRANGEMENT--

IBT serves as custodian of the Funds. IBT's fee may be reduced by credits which are an earnings allowance calculated on the average daily cash balances each Fund maintains with IBT. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations.

REPURCHASE AGREEMENTS--

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security in the future at a specified price.

Each Fund, through IBT, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 105% of the repurchase price, including interest. Harris Associates L.P. ("the Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 105% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

SECURITY LENDING--

Each Fund, except Oakmark Fund, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time, and the counterparty shall return the securities within five business days or less. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.

At September 30, 2005, the Funds had no securities on loan.

RESTRICTED SECURITIES--

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the security valuation procedures for the debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates. These securities are priced using market quotations and there are no unrestricted securities with the same maturity dates and yields for the issuer.

At September 30, 2005, the Oakmark Equity & Income Fund held the following restricted securities:

                               SECURITY           ACQUISITION   CARRYING              MARKET     PERCENTAGE OF
          QUANTITY               NAME                DATE        VALUE      COST      VALUE        NET ASSETS
        ------------------------------------------------------------------------------------------------------
        $   3,000,000   Sealed Air Corporation,
                        144A, 5.625% due
                        7/15/2013                   6/27/2003   100.2747   100.68    3,008,241            0.03%
            5,000,000   Sealed Air Corporation,
                        144A, 5.625% due
                        7/15/2013                   8/20/2003   100.2747    96.41    5,013,735            0.05%
              300,000   Sealed Air Corporation,
                        144A, 5.625% due
                        7/15/2013                   8/21/2003   100.2747    96.79      300,824            0.00%
           11,700,000   Sealed Air Corporation,
                        144A 5.625% due
                        7/15/2013                    4/6/2004   100.2747   103.31   11,732,140            0.12%
                                                                                    --------------------------
                                                                                    20,054,940            0.20%

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

      FUND                ADVISORY FEES                        FUND               ADVISORY FEES
      ---------------------------------------------------------------------------------------------------------------
      Oakmark             1.00% up to $2 billion;              Equity and Income  0.75% up to $5 billion;
                          0.90% on the next $1 billion;                           0.70% on the next $2.5 billion;
                          0.80% on the next $2 billion;                           0.675% on the next $2.5 billion;
                          0.75% on the next $2.5 billion;                         0.65% on the next $2.5 billion; and
                          0.70% on the next $2.5 billion; and                     0.60% over $12.5 billion
                          0.65% over 10 billion

      FUND                ADVISORY FEES                        FUND               ADVISORY FEES
      ---------------------------------------------------------------------------------------------------------------
      Select              1.00% up to $1 billion;              Global             1.00% up to $2 billion;
                          0.95% on the next $500 million;                         0.95% on the next $2 billion; and
                          0.90% on the next $500 million;                         0.90% over $4 billion
                          0.85% on the next $500 million;
                          0.80% on the next $2.5 billion;      International      1.00% up to $2 billion;
                          0.75% on the next $5 billion; and                       0.95% on the next $1 billion;
                          0.725% over 10 billion                                  0.85% on the next $2 billion;
                                                                                  0.825% on the next $2.5 billion; and
                                                                                  0.815% over $7.5 billion

                                                               Int'l Small Cap    1.25% up to $500 million;
                                                                                  1.10% on the next $1 billion; and
                                                                                  1.05% over $1.5 billion

The Adviser is contractually obligated to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of the Fund Class through January 31, 2006.

      FUND                                                       CLASS I            CLASS II
      ---------------------------------------------------------------------------------------------------------------
      Oakmark                                                     1.50%               1.75%
      Select                                                      1.50                1.75
      Equity & Income                                             1.00                1.25
      Global                                                      1.75                2.00
      International                                               2.00                2.25
      Int'l Small Cap                                             2.00                2.25

For the year ended September 30, 2005, the Funds incurred brokerage commissions, including commissions paid to an affiliate of the Adviser, as follows:

      FUND                                                     TOTAL COMMISSIONS  COMMISSIONS PAID TO AFFILIATES
      ----------------------------------------------------------------------------------------------------------
      Oakmark                                                     $  2,551,688            $   144,892
      Select                                                         3,713,661                 59,518
      Equity and Income                                              4,903,984                 41,253
      Global                                                         1,102,771                  1,251
      International                                                  4,543,752                      0
      Int'l Small Cap                                                1,861,293                      0

On June 10, 2005, Harris Associates Securities L.P., an affiliate of the Adviser, exited the broker-dealer business. Therefore, the Funds have conducted no further trading with an affiliated broker-dealer since that date.

IXIS Asset Management Services Co., an affiliate of the Adviser, provided transfer agent services to the Funds. The fees are based on the number of open accounts and the reimbursement of out-of-pocket expenses. For the year ended September 30, 2005, the Funds incurred the following transfer and dividend disbursing agent expenses:

                                                                                      TRANSFER AND DIVIDEND
      FUND                                                                            DISBURSING AGENT FEES
      ----------------------------------------------------------------------------------------------------------
      Oakmark                                                                            $  3,095,228
      Select                                                                                1,672,303
      Equity and Income                                                                     2,041,484
      Global                                                                                  570,770
      International                                                                         1,196,349
      Int'l Small Cap                                                                         237,242

Effective October 1, 2005, IXIS Asset Management Services Co. exited the transfer agent business, and the Funds have retained Boston Financial Data Services to serve in that capacity.

The Adviser has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to the Funds. These services would be provided by the Funds if the shares were held in accounts registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of these fees pursuant to a separate agreement with the Adviser. The agreement with the Adviser calls for the Funds to pay a portion of the intermediary fees (which generally are a percentage of total net assets) to represent that portion the Funds would have paid the transfer agent had those shares been registered directly with the transfer agent instead of registered with the intermediary accounts. The Adviser pays the remainder of the charges, representing the portion that is attributed to shareholder servicing and distribution. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred for a participant is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits under the plan are payable upon retirement. The interested trustees are not compensated by the Funds. The fees incurred by the Funds are reflected as deferred trustee compensation in the Statement of Operations.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                                       COST OF INVESTMENTS                                                     NET UNREALIZED
                                       FOR FEDERAL INCOME      GROSS UNREALIZED       GROSS UNREALIZED          APPRECIATION
      FUND                                TAX PURPOSES           APPRECIATION          (DEPRECIATION)          (DEPRECIATION)
      --------------------------------------------------------------------------------------------------------------------------
      Oakmark                         $      4,983,940,183   $      1,339,316,873   $        (75,490,847)   $      1,263,826,026
      Select                                 4,248,694,655          1,831,570,164            (73,296,963)          1,758,273,201
      Equity and Income                      8,021,768,906          1,836,557,867            (94,738,383)          1,741,819,484
      Global                                 1,423,828,007            476,015,241            (15,088,709)            460,926,532
      International                          4,386,853,120          1,522,244,755             (7,901,792)          1,514,342,963
      Int'l Small Cap                          769,442,408            247,054,073            (29,095,050)            217,959,023

As of September 30, 2005, Oakmark had a net capital loss carryover of $39,304,543 available to offset future realized gains and thereby potentially reduce future taxable gains distributions. This capital loss carryover will expire in 2012 if not utilized. For the year ended September 30, 2005, Oakmark has elected to defer to October 1, 2005, post October 2004 currency losses of $8,888.

For the year ended September 30, 2005, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) disclosed below were as follows:

                                          UNDISTRIBUTED       UNDISTRIBUTED LONG-    TOTAL DISTRIBUTABLE
      FUND                               ORDINARY INCOME           TERM GAIN              EARNINGS
      --------------------------------------------------------------------------------------------------
      Oakmark                         $         51,676,253   $                  0   $         51,676,253
      Select                                    28,490,162            352,140,283            380,630,445
      Equity and Income                        104,391,437             88,295,438            192,686,875
      Global                                    26,698,746             47,269,213             73,967,959
      International                            159,141,708            225,560,651            384,702,359
      Int'l Small Cap                           40,336,370            143,444,028            183,780,398

During the years ended September 30, 2005, and September 30, 2004, the tax character of distributions paid was as follows:

                                                      YEAR ENDED                                    YEAR ENDED
                                                  SEPTEMBER 30, 2005                            SEPTEMBER 30, 2004
                                      -----------------------------------------------------------------------------------------
                                       DISTRIBUTIONS PAID     DISTRIBUTIONS PAID     DISTRIBUTIONS PAID     DISTRIBUTIONS PAID
                                          FROM ORDINARY         FROM LONG-TERM          FROM ORDINARY         FROM LONG-TERM
      FUND                                    INCOME             CAPITAL GAIN               INCOME             CAPITAL GAIN
      -------------------------------------------------------------------------------------------------------------------------
      Oakmark                         $         29,130,564   $                  0   $         20,542,974   $                  0
      Select                                    42,138,643                      0             18,829,513                      0
      Equity and Income                         70,711,007            210,226,794             31,939,932                      0
      Global                                     7,195,992             25,739,670                 54,303              2,877,446
      International                             60,834,949             12,575,394             20,655,598                      0
      Int'l Small Cap                           11,229,304             15,549,000              4,212,177                      0

4. INVESTMENT TRANSACTIONS

For the year ended September 30, 2005, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                              EQUITY &                                    INT'L
                                 OAKMARK         SELECT        INCOME        GLOBAL     INTERNATIONAL   SMALL CAP
         ---------------------------------------------------------------------------------------------------------
         Purchases             $    986,049  $   1,170,876  $   2,929,493  $   434,854  $   1,265,359  $   443,143
         Proceeds from sales      1,391,645      1,131,707      2,086,234      262,870        709,336      394,594

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the year ended September 30, 2005 were $7,348,222 and $7,260,102 respectively for Equity and Income.

Transactions in written options during the year ended September 30, 2005, were as follows:

                                                                                     EQUITY AND INCOME
                                                                                ---------------------------
                                                                                  NUMBER OF      PREMIUMS
                                                                                  CONTRACTS      RECEIVED
         --------------------------------------------------------------------------------------------------
         Options outstanding at September 30, 2004                                    13,000   $    948,977
         Options expired                                                              (6,500)      (521,987)
         Options exercised                                                            (6,500)      (426,990)
                                                                                ------------   ------------
         Options outstanding at September 30, 2005                                         0   $          0
                                                                                ============   ============

5. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is one in which a Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the year ended September 30, 2005, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                      SHARES HELD                                               MARKET VALUE
                                     SEPTEMBER 30,  PURCHASES     PROCEEDS        DIVIDEND     SEPTEMBER 30,
         AFFILIATES                      2005         (COST)        SALES          INCOME           2005
         ----------------------------------------------------------------------------------------------------
         H&R Block, Inc.                16,519,600  $       0  $    9,870,356  $    7,546,558  $  396,140,008
         The Dun & Bradstreet
            Corporation +                3,934,900          0               0               0     259,191,863
         Toys 'R' Us*+                           0          0     275,921,973               0               0
                                                    ---------  --------------  --------------  --------------
         TOTALS                                     $       0  $  285,792,329  $    7,546,558  $  655,331,871

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK EQUITY AND INCOME FUND

                                      SHARES HELD                                                  MARKET VALUE
                                     SEPTEMBER 30,    PURCHASES        SALES          INCOME       SEPTEMBER 30,
         AFFILIATES                      2005           (COST)       PROCEEDS        DIVIDEND          2005
         -------------------------------------------------------------------------------------------------------
         Mentor Graphics
            Corporation +                3,640,000  $          0  $            0  $            0  $   31,304,000
         St. Mary Land &
            Exploration Company**        2,900,000             0               0         217,500     106,140,000
         Varian, Inc. +                  1,649,400             0               0               0      56,607,408
                                                    ------------  --------------  --------------  --------------
         TOTALS                                     $          0  $            0  $      217,500  $  194,051,408

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                      SHARES HELD                                                  MARKET VALUE
                                     SEPTEMBER 30,    PURCHASES        SALES         DIVIDEND      SEPTEMBER 30,
         AFFILIATES                      2005           (COST)       PROCEEDS         INCOME           2005
         -------------------------------------------------------------------------------------------------------
         Chargeurs SA                      790,182  $          0  $            0  $    1,161,190  $   20,802,323
         Enodis plc +                   33,585,320             0               0               0      76,146,451
         Lotte Chilsung Beverage
            Co., Ltd.                       84,327       864,017               0         160,154      80,165,198
         Meitec Corporation              2,483,800    14,989,812               0       1,699,742      79,448,332
         Michael Page International
            plc                         24,271,000     8,603,467       7,975,624       2,006,666     105,346,431
                                                    ------------  --------------  --------------  --------------
         TOTALS                                     $ 24,457,296  $    7,975,624  $    5,027,752  $  361,908,735

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INT'L SMALL CAP FUND

                                      SHARES HELD                                                   MARKET VALUE
                                     SEPTEMBER 30,    PURCHASES        SALES          DIVIDEND     SEPTEMBER 30,
         AFFILIATES                      2005           (COST)       PROCEEDS          INCOME          2005
         -------------------------------------------------------------------------------------------------------
         Alaska Milk Corporation        56,360,000  $    363,857  $            0  $      295,773  $    3,518,102
         Gurit-Heberlein AG                 32,875             0       2,865,773         704,160      31,115,994
         Interpump Group S.p.A.          4,709,000     8,215,796       4,022,707         833,650      31,648,912
         Lectra                          2,186,404     3,134,871               0         303,491      11,065,043
         Mainfreight Limited             7,475,285             0       2,647,090         432,893      18,141,769
         Matichon Public Company
            Limited, Foreign Shares*             0             0       5,534,397         154,488               0
         Morse plc                      12,474,000     5,570,686               0         695,343      18,927,848
         Royal Doulton plc * +                   0             0       5,020,783               0               0
         Vitec Group plc                 2,383,907     2,686,298               0         639,696      14,931,888
                                                    ------------  --------------  --------------  --------------
         TOTALS                                     $ 19,971,508  $   20,090,750  $    4,059,494  $  129,349,556

*   Position in issuer liquidated during the 12 months.
** Due to a decrease in shares outstanding, the company became an affiliated issuer.
+   Non-income producing security.

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       38.68     $       33.85     $       28.08     $       32.01     $       26.95
Income From Investment Operations:
   Net Investment Income                              0.34              0.16              0.13              0.12              0.07
   Net Gains or Losses on Investments
     (both realized and unrealized)                   1.90              4.81              5.75             (3.85)             5.38
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  2.24              4.97              5.88             (3.73)             5.45
Less Distributions:
   Dividends (from net investment income)            (0.17)            (0.14)            (0.11)            (0.20)            (0.39)
   Distributions (from capital gains)                 0.00              0.00              0.00              0.00              0.00
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.17)            (0.14)            (0.11)            (0.20)            (0.39)
                                             -------------     -------------     -------------     -------------     -------------
   Redemption Fee Per Share                           0.00(a)           0.00(a)             --                --                --
Net Asset Value, End of Period               $       40.75     $       38.68     $       33.85     $       28.08     $       32.01
                                             =============     =============     =============     =============     =============
Total Return                                          5.79%            14.73%            20.99%           (11.77)%           20.42%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $     6,340.4     $     6,474.0     $     4,769.4     $     3,300.9     $     3,109.1
   Ratio of Expenses to Average Net Assets            1.03%*            1.05%             1.14%             1.17%             1.15%
   Ratio of Net Investment Income to
     Average Net Assets                               0.79%             0.47%             0.48%             0.38%             0.73%
   Portfolio Turnover Rate                              16%               19%               21%               44%               57%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                    APRIL 5, 2001
                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        THROUGH
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                  2005             2004              2003              2002            2001 (b)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       38.45     $       33.68     $       28.04     $       31.97    $       32.09
Income From Investment Operations:
   Net Investment Income                              0.26              0.04(c)           0.05              0.16             0.05
   Net Gains or Losses on Investments
     (both realized and unrealized)                   1.87              4.78              5.69             (3.92)           (0.17)
                                             -------------     -------------     -------------     -------------    -------------
   Total From Investment Operations:                  2.13              4.82              5.74             (3.76)           (0.12)
Less Distributions:
   Dividends (from net investment income)            (0.07)            (0.05)            (0.10)            (0.17)            0.00
   Distributions (from capital gains)                 0.00              0.00              0.00              0.00             0.00
                                             -------------     -------------     -------------     -------------    -------------
   Total Distributions                               (0.07)            (0.05)            (0.10)            (0.17)            0.00
                                             -------------     -------------     -------------     -------------    -------------
Net Asset Value, End of Period               $       40.51     $       38.45     $       33.68     $       28.04    $       31.97
                                             =============     =============     =============     =============    =============
Total Return                                          5.55%            14.32%            20.52%           (11.85)%          (0.37)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $        43.7     $        51.9     $        21.1     $         7.7    $         0.1
   Ratio of Expenses to Average Net Assets            1.26%*            1.40%             1.53%             1.44%            1.32%**
   Ratio of Net Investment Income to
     Average Net Assets                               0.58%             0.11%             0.06%             0.35%            0.46%**
   Portfolio Turnover Rate                              16%               19%               21%               44%              57%

*   The ratio excludes expense offset arrangement.
**  Data has been annualized.
(a) Amounts round to less than $0.01 per share.
(b) The date on which Class II shares were first sold to the public was April 5, 2001.
(c) Computed using average shares outstanding throughout the period.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       31.20     $       27.55     $       21.67     $       25.20     $       21.45
Income From Investment Operations:
   Net Investment Income                              0.29              0.15(a)           0.05              0.02              0.03
   Net Gains or Losses on Investments
     (both realized and unrealized)                   2.19              3.60              5.85             (3.50)             5.17
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  2.48              3.75              5.90             (3.48)             5.20
Less Distributions:
   Dividends (from net investment income)            (0.24)            (0.10)            (0.02)            (0.05)            (0.09)
   Distributions (from capital gains)                 0.00              0.00              0.00              0.00             (1.36)
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.24)            (0.10)            (0.02)            (0.05)            (1.45)
                                             -------------     -------------     -------------     -------------     -------------
   Redemption Fee Per Share                           0.00(b)           0.00(b)             --                --                --
Net Asset Value, End of Period               $       33.44     $       31.20     $       27.55     $       21.67     $       25.20
                                             =============     =============     =============     =============     =============
Total Return                                          7.98%            13.64%            27.25%           (13.85)%           25.75%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $     5,908.0     $     5,463.0     $     4,993.0     $     3,717.6     $     4,161.4
   Ratio of Expenses to Average Net Assets            1.00%             1.00%             1.02%             1.07%             1.08%
   Ratio of Net Investment Income to
     Average Net Assets                               0.87%             0.50%             0.23%             0.09%             0.26%
   Portfolio Turnover Rate                              21%               14%               20%               32%               21%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                 2005              2004              2003              2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       31.00     $       27.37     $       21.56     $       25.10    $       21.40
Income From Investment Operations:
   Net Investment Income (Loss)                       0.21              0.09(a)           0.00(b)          (0.04)            0.00(b)
   Net Gains or Losses on Investments
     (both realized and unrealized)                   2.18              3.58              5.81             (3.50)            5.10
                                             -------------     -------------     -------------     -------------    -------------
   Total From Investment Operations:                  2.39              3.67              5.81             (3.54)            5.10
Less Distributions:
   Dividends (from net investment income)            (0.15)            (0.04)             0.00              0.00            (0.06)
   Distributions (from capital gains)                 0.00              0.00              0.00              0.00            (1.34)
                                             -------------     -------------     -------------     -------------    -------------
   Total Distributions                               (0.15)            (0.04)             0.00              0.00            (1.40)
                                             -------------     -------------     -------------     -------------    -------------
Net Asset Value, End of Period               $       33.24     $       31.00     $       27.37     $       21.56    $       25.10
                                             =============     =============     =============     =============    =============
Total Return                                          7.72%            13.40%            26.95%           (14.10)%          25.28%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $        85.2     $        98.0     $        93.1     $        64.4    $        35.4
   Ratio of Expenses to Average Net Assets            1.25%             1.21%             1.29%             1.36%            1.40%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                            0.65%             0.29%            (0.04)%           (0.19)%          (0.08)%
   Portfolio Turnover Rate                              21%               14%               20%               32%              21%

(a) Computed using average shares outstanding throughout the period.
(b) Amounts round to less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       23.12     $       20.30     $       17.18     $       17.45     $       16.50
Income From Investment Operations:
   Net Investment Income                              0.31              0.15              0.17              0.33(a)           0.08
   Net Gains or Losses on Securities
     (both realized and unrealized)                   2.77              2.81              3.19             (0.40)             2.11
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  3.08              2.96              3.36             (0.07)             2.19
Less Distributions:
   Dividends (from net investment income)            (0.20)            (0.14)            (0.24)            (0.16)            (0.24)
   Distributions (from capital gains)                (0.59)             0.00              0.00             (0.04)            (1.00)
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.79)            (0.14)            (0.24)            (0.20)            (1.24)
                                             -------------     -------------     -------------     -------------     -------------
   Redemption fee per share                           0.00(b)           0.00(b)             --                --                --
Net Asset Value, End of Period               $       25.41     $       23.12     $       20.30     $       17.18     $       17.45
                                             =============     =============     =============     =============     =============
Total Return                                         13.65%            14.64%            19.75%            (0.47)%           14.40%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $     9,223.2     $     7,577.9     $     4,138.0     $     2,241.9     $       620.1
   Ratio of Expenses to Average Net Assets            0.89%*            0.92%             0.93%             0.96%             0.98%
   Ratio of Net Investment Income to
     Average Net Assets                               1.36%             0.78%             1.07%             1.71%             2.07%
   Portfolio Turnover Rate                             112%               72%               48%               73%              124%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       23.03     $       20.24     $       17.15     $       17.40     $       16.49
Income From Investment Operations:
   Net Investment Income                              0.28              0.11              0.16              0.30(a)           0.07
   Net Gains or Losses on Securities
     (both realized and unrealized)                   2.72              2.79              3.15             (0.40)             2.08
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  3.00              2.90              3.31             (0.10)             2.15
Less Distributions:
   Dividends (from net investment income)            (0.15)            (0.11)            (0.22)            (0.11)            (0.24)
   Distributions (from capital gains)                (0.59)             0.00              0.00             (0.04)            (1.00)
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.74)            (0.11)            (0.22)            (0.15)            (1.24)
                                             -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of Period               $       25.29     $       23.03     $       20.24     $       17.15     $       17.40
                                             =============     =============     =============     =============     =============
Total Return                                         13.34%            14.36%            19.46%            (0.60)%           14.07%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $       582.0     $       478.7     $       246.6     $       118.7     $         3.3
   Ratio of Expenses to Average Net Assets            1.14%*            1.17%             1.17%             1.20%             1.23%
   Ratio of Net Investment Income
     to Average Net Assets                            1.11%             0.53%             0.84%             1.50%             1.95%
   Portfolio Turnover Rate                             112%               72%               48%               73%              124%

*   The ratio excludes expense offset arrangement.
(a) Computed using average shares outstanding throughout the period.
(b) Amounts round to less than $0.01 per share.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED         YEAR ENDED
                                           SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,
                                               2005             2004             2003              2002                2001
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $       19.73    $       16.98    $       11.30     $       10.83       $       10.91
Income From Investment Operations:
   Net Investment Income                            0.17             0.09             0.01              0.00(a)(b)          0.03
   Net Gains or Losses on Investments
     (both realized and unrealized)                 4.48             2.71             5.67              0.76(c)             0.12
                                           -------------    -------------    -------------     -------------       -------------
   Total From Investment Operations:                4.65             2.80             5.68              0.76                0.15
Less Distributions:
   Dividends (from net investment income)          (0.10)            0.00(a)          0.00              0.00               (0.17)
   Distributions (from capital gains)              (0.37)           (0.05)            0.00             (0.29)              (0.06)
                                           -------------    -------------    -------------     -------------       -------------
   Total Distributions                             (0.47)           (0.05)            0.00             (0.29)              (0.23)
                                           -------------    -------------    -------------     -------------       -------------
   Redemption Fee Per Share                         0.00(a)          0.00(a)            --                --                  --
Net Asset Value, End of Period             $       23.91    $       19.73    $       16.98     $       11.30       $       10.83
                                           =============    =============    =============     =============       =============
Total Return                                       23.88%           16.54%           50.27%             6.84%               1.37%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)       $     1,842.9    $     1,336.3    $       704.8     $       175.6       $        48.2
   Ratio of Expenses to Average Net Assets          1.20%*           1.26%            1.28%             1.55%               1.75%(e)
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                          0.81%            0.47%            0.00%(d)         (0.01)%              0.00(e)
   Portfolio Turnover Rate                            17%              16%              42%               86%                114%

*   The ratio excludes expense offset arrangement.
(a) Amounts round to less than $0.01 per share.
(b) Computed using average shares outstanding throughout the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.
(d) Amount rounds to less than 0.01%.
(e) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                 SEPTEMBER 30,
                                                                     2001
------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                   1.80%
Ratio of Net Income (Loss) to Average Net Assets                         (0.05)%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                       OCTOBER 10, 2001
                                                  YEAR ENDED         YEAR ENDED        YEAR ENDED          THROUGH
                                                SEPTEMBER 30,      SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,
                                                    2005               2004              2003              2002 (a)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $       19.53      $       16.84     $       11.24     $          11.25
Income From Investment Operations:
   Net Investment Income (Loss)                          0.11               0.05              0.02                (0.03)
   Net Gains or Losses on Investments
     (both realized and unrealized)                      4.43               2.69              5.58                 0.31(b)
                                                -------------      -------------     -------------     ----------------
   Total From Investment Operations:                     4.54               2.74              5.60                 0.28
Less Distributions:
   Dividends (from net investment income)               (0.07)              0.00              0.00                 0.00
   Distributions (from capital gains)                   (0.37)             (0.05)             0.00                (0.29)
                                                -------------      -------------     -------------     ----------------
   Total Distributions                                  (0.44)             (0.05)             0.00                (0.29)
                                                -------------      -------------     -------------     ----------------
Net Asset Value, End of Period                  $       23.63      $       19.53     $       16.84     $          11.24
                                                =============      =============     =============     ================
Total Return                                            23.53%             16.32%            49.82%                2.31%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $        58.6      $        24.7     $         5.8     $            0.6
   Ratio of Expenses to Average Net Assets               1.45%*             1.50%             1.46%                1.86%**
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                               0.63%              0.37%            (0.01)%              (0.26)%**
   Portfolio Turnover Rate                                 17%                16%               42%                  86%

*   The ratio excludes expense offset arrangement.
**  Data has been annualized.
(a) The date on which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       18.98     $       15.67     $       12.17     $       12.51     $       15.40
Income From Investment Operations:
   Net Investment Income                              0.27              0.24              0.11              0.14              0.20
   Net Gains or Losses on Investments
     (both realized and unrealized)                   4.59              3.18              3.52             (0.31)            (2.07)
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  4.86              3.42              3.63             (0.17)            (1.87)
Less Distributions:
   Dividends (from net investment income)            (0.27)            (0.11)            (0.13)            (0.17)            (0.51)
   Distributions (from capital gains)                (0.05)             0.00              0.00              0.00             (0.51)
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.32)            (0.11)            (0.13)            (0.17)            (1.02)
                                             -------------     -------------     -------------     -------------     -------------
   Redemption Fee Per Share                           0.00(a)           0.00(a)             --                --                --
Net Asset Value, End of Period               $       23.52     $       18.98     $       15.67     $       12.17     $       12.51
                                             =============     =============     =============     =============     =============
Total Return                                         25.85%            21.92%            29.97%            (1.53)%          (13.10)%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)         $     5,627.4     $     4,036.9     $     2,676.6     $     1,393.8     $       738.5
   Ratio of Expenses to Average Net Assets            1.11%*            1.20%             1.25%             1.31%             1.30%
   Ratio of Net Investment Income
     to Average Net Assets                            1.32%             1.40%             1.03%             1.34%             1.40%
   Portfolio Turnover Rate                              14%               21%               34%               24%               58%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       18.86     $       15.58     $       12.13     $       12.47     $       15.37
Income From Investment Operations:
   Net Investment Income                              0.22              0.18              0.08              0.15              0.17
   Net Gains or Losses on Investments
     (both realized and unrealized)                   4.55              3.16              3.48             (0.37)            (2.10)
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  4.77              3.34              3.56             (0.22)            (1.93)
Less Distributions:
   Dividends (from net investment income)            (0.22)            (0.06)            (0.11)            (0.12)            (0.49)
   Distributions (from capital gains)                (0.05)             0.00              0.00              0.00             (0.48)
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.27)            (0.06)            (0.11)            (0.12)            (0.97)
Net Asset Value, End of Period               $       23.36     $       18.86     $       15.58     $       12.13     $       12.47
                                             =============     =============     =============     =============     =============
Total Return                                         25.50%            21.52%            29.52%            (1.76)%          (13.44)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $       362.9     $       259.2     $       123.2     $        48.5     $         1.9
   Ratio of Expenses to Average Net Assets            1.38%*            1.53%             1.67%             1.58%             1.64%
   Ratio of Net Investment Income
     to Average Net Assets                            1.08%             1.18%             0.69%             1.33%             0.62%
   Portfolio Turnover Rate                              14%               21%               34%               24%               58%

*   The ratio excludes expense offset arrangement.
(a) Amounts round to less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                             SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                 2005              2004              2003              2002              2001
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       18.26     $       13.74     $       10.17     $       10.00     $       11.51
Income From Investment Operations:
   Net Investment Income                              0.20              0.11              0.11              0.11              0.13
   Net Gains or Losses on Securities
     (both realized and unrealized)                   4.98              4.52              3.82              0.36(a)          (0.81)
                                             -------------     -------------     -------------     -------------     -------------
   Total From Investment Operations:                  5.18              4.63              3.93              0.47             (0.68)
Less Distributions:
   Dividends (from net investment income)            (0.27)            (0.12)            (0.09)            (0.16)            (0.34)
   Distributions (from capital gains)                (0.38)             0.00             (0.27)            (0.14)            (0.49)
                                             -------------     -------------     -------------     -------------     -------------
   Total Distributions                               (0.65)            (0.12)            (0.36)            (0.30)            (0.83)
                                             -------------     -------------     -------------     -------------     -------------
   Redemption fee per share                           0.00(d)           0.01                --                --                --
Net Asset Value, End of Period               $       22.79     $       18.26     $       13.74     $       10.17     $       10.00
                                             =============     =============     =============     =============     =============
Total Return                                         29.04%            33.94%            39.78%             4.68%            (6.18)%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)         $     1,007.2     $       734.1     $       477.8     $       357.7     $       118.9
   Ratio of Expenses to Average Net Assets            1.41%*            1.49%             1.57%             1.64%             1.74%
   Ratio of Net Investment Income
     to Average Net Assets                            0.96%             0.72%             0.99%             1.28%             1.83%
   Portfolio Turnover Rate                              47%               29%               30%               42%               49%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  JANUARY 8, 2001
                                              YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED         THROUGH
                                            SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                2005              2004             2003              2002             2001 (b)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $       18.25     $       13.69    $       10.14     $        9.97     $        10.73
Income From Investment Operations:
   Net Investment Income                             0.18              0.13             0.08              0.13(c)            0.15
   Net Gains or Losses on Securities
     (both realized and unrealized)                  4.98              4.52             3.81              0.30(a)           (0.91)
                                            -------------     -------------    -------------     -------------     --------------
   Total From Investment Operations:                 5.16              4.65             3.89              0.43              (0.76)
Less Distributions:
   Dividends (from net investment income)           (0.26)            (0.09)           (0.07)            (0.12)              0.00
   Distributions (from capital gains)               (0.38)             0.00            (0.27)            (0.14)              0.00
                                            -------------     -------------    -------------     -------------     --------------
   Total Distributions                              (0.64)            (0.09)           (0.34)            (0.26)              0.00
Net Asset Value, End of Period              $       22.77     $       18.25    $       13.69     $       10.14     $         9.97
                                            =============     =============    =============     =============     ==============
Total Return                                        28.94%            34.11%           39.39%             4.25%             (7.08)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)     $         0.6     $         0.5    $         0.4     $         0.3     $          0.0
   Ratio of Expenses to Average Net Assets           1.49%*            1.39%            1.81%             1.87%              1.97%**
   Ratio of Net Investment Income
     to Average Net Assets                           0.87%             0.75%            0.72%             1.06%              1.76%**
   Portfolio Turnover Rate                             47%               29%              30%               42%                49%

*   The ratio excludes expense offset arrangement.
**  Data has been annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating net asset value per share of the class.
(b) The date on which Class II shares were first sold to the public was January 8, 2001.
(c) Computed using average shares outstanding throughout the period.
(d) Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF HARRIS ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES, INCLUDING THE SCHEDULES OF INVESTMENTS, OF HARRIS ASSOCIATES INVESTMENT TRUST COMPRISING THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (COLLECTIVELY, THE "FUNDS"), AS OF SEPTEMBER 30, 2005, THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENTS OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR EACH OF THE FOUR YEARS IN THE PERIOD THEN ENDED. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE FUNDS' MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS. THE FUNDS' FINANCIAL HIGHLIGHTS FOR THE PERIODS ENDED PRIOR TO SEPTEMBER 30, 2002 WERE AUDITED BY OTHER AUDITORS WHO HAVE CEASED OPERATIONS. THOSE AUDITORS EXPRESSED AN UNQUALIFIED OPINION ON THOSE FINANCIAL HIGHLIGHTS IN THEIR REPORT DATED OCTOBER 26, 2001.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH STANDARDS OF THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD (UNITED STATES). THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. THE FUNDS ARE NOT REQUIRED TO HAVE, NOR WERE WE ENGAGED TO PERFORM, AN AUDIT OF THEIR INTERNAL CONTROL OVER FINANCIAL REPORTING. OUR AUDITS INCLUDED CONSIDERATION OF INTERNAL CONTROL OVER FINANCIAL REPORTING AS A BASIS FOR DESIGNING AUDIT PROCEDURES THAT ARE APPROPRIATE IN THE CIRCUMSTANCES, BUT NOT FOR THE PURPOSE OF EXPRESSING AN OPINION ON THE EFFECTIVENESS OF THE FUND'S INTERNAL CONTROL OVER FINANCIAL REPORTING. ACCORDINGLY, WE EXPRESS NO SUCH OPINION. AN AUDIT ALSO INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2005, BY CORRESPONDENCE WITH THE FUNDS' CUSTODIAN AND BROKERS; WHERE REPLIES WERE NOT RECEIVED FROM BROKERS, WE PERFORMED OTHER AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITION OF EACH OF THE FUNDS AS OF SEPTEMBER 30, 2005, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN THEIR NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED AND THEIR FINANCIAL HIGHLIGHTS FOR EACH OF THE FOUR YEARS IN THE PERIOD THEN ENDED, IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA.


/s/ Deloitte & Touche LLP

Chicago, Illinois
October 28, 2005

FEDERAL TAX INFORMATION (UNAUDITED)

Global, International and Int'l Small Cap paid qualifying foreign taxes of $2,209,871, $9,401,715 and $1,636,023 and earned $29,252,069, $130,940,006 and
$22,056,631 foreign source income during the year ended September 30, 2005, respectively. Pursuant to Section 853 of the Internal Revenue Code, Global, International and Int'l Small Cap designated $0.03, $0.04 and $0.04 per share as foreign taxes paid and $0.37, $0.51 and $0.50 per share as income earned from foreign sources for the year ended September 30, 2005, respectively.

Qualified dividend income ("QDI") received by the Funds through September 30, 2005, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

   FUND                                                              QDI
   ---------------------------------------------------------------------
   Oakmark                                                $  113,800,323
   Select                                                     97,526,202
   Equity and Income                                          71,293,556
   Global                                                     31,065,999
   International                                             102,838,696
   Int'l Small Cap                                            21,728,618

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended September 30, 2005, qualified for the dividends received deduction, as follows:

   FUND
   ---------------------------------------------------------------------
   Oakmark                                                           100%
   Select                                                            100%
   Equity and Income                                                  54%
   Global                                                             34%

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the Funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the Funds (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the investments of the Funds and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY AND INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

  1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  4. The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  5. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

  6. The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

  7. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

  8. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  9. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

 10. Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

 11. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

 12. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

 13. The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

 14. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

 15. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

 16. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FUNDS

TRUSTEES AND OFFICERS

The board of trustees has overall responsibility for the conduct of the affairs of Harris Associates Investment Trust ("Trust"), and its six series, The Oakmark Funds. Each trustee serves until the next annual meeting of shareholders and until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. Each trustee must retire at the end of the calendar year in which the trustee attains the age of 72. The board of trustees may fill any vacancy on the board provided that after such appointment, at least two-thirds of the trustees have been elected by the shareholders. No person shall be appointed or elected to serve as a trustee after attaining the age of
65. The shareholders may remove a trustee by a vote of two-thirds of the outstanding shares of the Trust at any meeting of shareholders called for the purpose of removing such trustee.

The board of trustees elects or appoints the officers of the Trust. The president, any vice president, treasurer and secretary serves until the election and qualification of his or her successor, or until he or she dies, resigns, or is removed or disqualified. Each other officer shall serve at the pleasure of the board of trustees. The board of trustees may remove any officer at any time, with or without cause, by the vote of a majority of the trustees then in office.

The names and ages of the trustees and officers, the position each holds with the Trust, the date each was first elected to office, their principal business occupations during the last five years and other directorships held are shown below.

NAME AND AGE AT SEPTEMBER 30, 2005, POSITIONS HELD WITH THE TRUST, DATE FIRST
     ELECTED OR APPOINTED TO OFFICE, PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS. OTHER DIRECTORSHIPS HELD.

TRUSTEES WHO ARE "INTERESTED PERSONS"*

Peter S. Voss, 58, Trustee, 1995
     Chairman and Chief Executive Officer, IXIS Asset Management Group; President and Chief Executive Officer, IXIS Asset Management North America, L.P., formerly named CDC IXIS Asset Management North America, L.P. (investment management); Chairman of the Management Board, IXIS Asset Management; Director, Harris Associates, Inc. ("HAI"). Chairman, AEW Real Estate Income Fund (closed-end investment company); Chairman and Chief Executive Officer, CDC Nvest Funds (open-end investment company--14 portfolios).

John R. Raitt, 50, Trustee and President, 2003
     President and Chief Executive Officer, HAI, Harris Associates L.P. ("HALP") and Harris Associates Securities L.P. ("HASLP") since 2003; Chief Operating Officer, HALP 2001-2002; Director of Research, HALP, prior thereto. None.

TRUSTEES WHO ARE NOT "INTERESTED PERSONS"

Gary N. Wilner, M.D., 64, Trustee and Chairman of the Board of Trustees, 1993
     Retired, since 2004; Senior Attending Physician, Evanston Hospital; Medical Director--Cardiopulmonary Wellness Program, Evanston Hospital Corporation, prior thereto. Director, North American Scientific, Inc. (developer of radioisotopic products for the treatment and diagnosis of disease).

Michael J. Friduss, 63, Trustee, 1995
     Principal, MJ Friduss & Associates, Inc. (telecommunications consultants). None.

Thomas H. Hayden, 54, Trustee, 1995
     President, Greenhouse Communications (advertising agency), since 2004; Executive Vice President, Campbell Mithun, (advertising and marketing communication agency), prior thereto. None.

Christine M. Maki, 44, Trustee, 1995
     Vice President--Tax, Hyatt Corporation (hotel management). None.

Allan J. Reich, 57, Trustee, 1993
     Partner, Seyfarth Shaw LLP (law firm), since 2003; Vice Chairman of the law firm D'Ancona & Pflaum LLC, prior thereto. None.

Marv R. Rotter, 59, Trustee, 1995
     Retired since 2004; Senior Advisor to Chief Executive Officer, AXA Advisors, LLC (formerly named Rotter & Associates) prior thereto. None.

Burton W. Ruder, 61, Trustee, 1995
     President, The Academy Financial Group (venture capital investment and transaction financing firm); Manager, Cedar Green Associates (real estate management firm). None.

OFFICERS OF THE TRUST

Henry R. Berghoef, 56, Vice President and Portfolio Manager (The Oakmark Select
     Fund), 2000
     Director of Domestic Research, HALP, since 2003; Associate Director of Research, 2001-2002; Portfolio Manager and Analyst, HALP. None.

Chad M. Clark, 33, Vice President and Portfolio Manager (The Oakmark
     International Small Cap Fund), 2005
     Portfolio Manager, HALP, since 2001; International Analyst, HALP. None.

Kevin G. Grant, 41, Vice President and Portfolio Manager (The Oakmark Fund),
     2000
     Portfolio Manager and Analyst, HALP. None.

David G. Herro, 44, Vice President and Portfolio Manager (The Oakmark
     International Fund and The Oakmark International Small Cap Fund), 1992 Chief Investment Officer of International Equity, since 2003; Portfolio Manager and Analyst, HALP. None.

John J. Kane, 34, Treasurer, 2005
     Assistant Treasurer, 1999-2005; Manager--Mutual Fund and Institutional Services, HALP. None.

Robert M. Levy, 55, Executive Vice President, 2004
     Chairman, HAI; Chief Investment Officer, HALP, since 2001; President and Chief Executive Officer, HAI, HALP and HASLP, 1997-2002; Portfolio Manager, HALP. None.

Clyde S. McGregor, 52, Vice President and Portfolio Manager (The Oakmark Equity and Income Fund and The Oakmark Global Fund), 1995
     Portfolio Manager, HALP. None.

William C. Nygren, 46, Vice President and Portfolio Manager (The Oakmark Fund and The Oakmark Select Fund), 1996
     Portfolio Manager and Analyst, HALP. None.

Vineeta D. Raketich, 34, Vice President, 2003
     Manager, International Operations and Client Relations, HALP, since 2003; Supervisor, Mutual Fund and Institutional Services, HALP, prior thereto. None.

Janet L. Reali, 54, Vice President and Secretary, 2001
     Vice President, General Counsel and Secretary, HAI, HALP and HASLP, since 2001; Senior Executive Vice President, General Counsel and Secretary, Everen Capital Corp. and Everen Securities, Inc. (broker/dealer), 1995-1999. None.

Ann W. Regan, 57, Vice President and Assistant Secretary, 1996, Chief Compliance
     Officer of the Trust and Director of Mutual Fund Compliance, HALP, since 2004
     Director of Mutual Fund Operations, HALP, prior thereto. None.

Kristi L. Rowsell, 39, Vice President, 2005
     Treasurer, 1997-2005; Director, Chief Financial Officer and Treasurer, HAI; Chief Financial Officer, HALP and HASLP, since 1999. None.

Edward A. Studzinski, 56, Vice President and Portfolio Manager (The Oakmark
     Equity and Income Fund), 2000 Portfolio Manager and Analyst, HALP. None.

Michael J. Welsh, 42, Vice President and Portfolio Manager (The Oakmark Global
     Fund and The Oakmark International Fund), 1997
     Director of International Research, since 2003; Portfolio Manager and Analyst, HALP. None.

Christopher P. Wright, 31, Vice President, 2005
     Director of Mutual Fund Operations, HALP, since 2004; Assistant Director of Mutual Fund Operations, HALP, prior thereto. None.

* Mr. Voss is a trustee who is an "interested person" of the Funds as defined in the Investment Company of 1940, because he is a director of HAI, the general partner and manager of HALP, the investment adviser to the Funds. Mr. Voss is also the Chairman, President and Chief Executive Officer of IXIS Asset Management North America, L.P., formerly CDC IXIS Asset Management North America, L.P., the parent company of HALP. Mr. Raitt is a trustee who is an "interested person" of the Funds because he is the President and Chief Executive Officer of HAI, HASLP and HALP.

The business address of the officers and trustees is Two North LaSalle Street, #500, Chicago, Illinois 60602.

The Statement of Additional Information (SAI) contains further information about the trustees and is available without charge upon your request by calling 1-800-625-6275.

THE OAKMARK FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.


                                     INVEST
     Managers select stocks from the approved list for their specific funds
                                       |
                                       |

                                  APPROVED LIST
                       Securities available for investment
                                       |
                                       |

                      QUANTITATIVE AND QUALITATIVE RESEARCH
          Rigorous analysis is performed to ensure that the stock meets our strict value standards
                                       |
                                       |

                                CRITERIA SCREENS
           Managers and research team screen for stocks that are worth further consideration
                                       |
                                       |

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment
                                       |
                                       |

                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

     Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

[GRAPHIC]

                 (This page has been intentionally left blank.)

THE OAKMARK FUNDS

OTHER INFORMATION


INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   Boston Financial Data Services, Inc.
   Quincy, Massachusetts

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-483-3250

WEBSITE
   www.oakmark.com


TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

[OAKMARK LOGO]

1-800-OAKMARK                     The Oakmark Funds are distributed by Harris
www.oakmark.com                   Associates Securities L.P., member NASD. Date
                                  of first use: November 2005.

THE OAKMARK FUND CLASS II

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (4/5/01) TO PRESENT (9/30/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

                                       THE OAKMARK FUND (CLASS II)       S & P 500
      4/5/2001                                $  10,000                  $ 10,000
     6/30/2001                                $  10,954                  $ 10,665
     9/30/2001                                $   9,963                  $  9,099
    12/31/2001                                $  11,040                  $ 10,072
     3/31/2002                                $  11,497                  $ 10,099
     6/30/2002                                $  10,533                  $  8,746
     9/30/2002                                $   8,782                  $  7,235
    12/31/2002                                $   9,434                  $  7,846
     3/31/2003                                $   9,041                  $  7,599
     6/30/2003                                $  10,562                  $  8,768
     9/30/2003                                $  10,584                  $  9,000
    12/31/2003                                $  11,773                  $ 10,096
     3/31/2004                                $  11,933                  $ 10,267
     6/30/2004                                $  12,188                  $ 10,444
     9/30/2004                                $  12,100                  $ 10,249
    12/31/2004                                $  13,115                  $ 11,195
     3/31/2005                                $  12,815                  $ 10,954
     6/30/2005                                $  12,837                  $ 11,104
     9/30/2005                                $  12,771                  $ 11,505

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/05)

                                                                                   SINCE
                                                                                 INCEPTION
                                                                  1-YEAR         (4/5/01)
          ---------------------------------------------------------------------------------
          OAKMARK FUND (CLASS II)                                  5.55%           5.60%

          S&P 500                                                 12.25%           3.17%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2005

THE OAKMARK SELECT FUND CLASS II

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (12/31/99) TO PRESENT (9/30/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

                          THE OAKMARK SELECT FUND (CLASS II)        S & P 500
         12/31/99                     $    10,000                   $ 10,000
        3/31/2000                     $    10,885                   $ 10,229
        6/30/2000                     $    10,309                   $  9,958
        9/30/2000                     $    11,618                   $  9,861
       12/31/2000                     $    12,542                   $  9,090
        3/31/2001                     $    13,876                   $  8,012
        6/30/2001                     $    15,146                   $  8,481
        9/30/2001                     $    14,554                   $  7,236
       12/31/2001                     $    15,755                   $  8,009
        3/31/2002                     $    16,137                   $  8,031
        6/30/2002                     $    14,821                   $  6,955
        9/30/2002                     $    12,502                   $  5,754
       12/31/2002                     $    13,748                   $  6,239
        3/31/2003                     $    13,673                   $  6,043
        6/30/2003                     $    15,871                   $  6,973
        9/30/2003                     $    15,871                   $  7,157
       12/31/2003                     $    17,689                   $  8,029
        3/31/2004                     $    18,113                   $  8,165
        6/30/2004                     $    17,822                   $  8,305
        9/30/2004                     $    17,996                   $  8,150
       12/31/2004                     $    19,368                   $  8,902
        3/31/2005                     $    19,379                   $  8,711
        6/30/2005                     $    19,315                   $  8,830
        9/30/2005                     $    19,385                   $  9,149

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/05)

                                                                                SINCE
                                                                              INCEPTION
                                                          1-YEAR     5-YEAR   (12/31/99)
          -----------------------------------------------------------------------------
          OAKMARK SELECT FUND (CLASS II)                   7.72%     10.78%     12.19%

          S&P 500                                         12.25%     -1.49%     -1.53%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2005

THE OAKMARK EQUITY AND INCOME FUND CLASS II

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (7/13/00) TO PRESENT (9/30/05) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

                     THE OAKMARK EQUITY AND INCOME FUND (CLASS II)      LIPPER BALANCED FUND INDEX
     7/13/2000                     $      10,000                               $   10,000
     9/30/2000                     $      10,632                               $    9,980
    12/31/2000                     $      11,117                               $    9,848
     3/31/2001                     $      11,563                               $    9,355
     6/30/2001                     $      12,497                               $    9,684
     9/30/2001                     $      12,128                               $    8,949
    12/31/2001                     $      13,089                               $    9,530
     3/31/2002                     $      13,637                               $    9,587
     6/30/2002                     $      13,187                               $    8,954
     9/30/2002                     $      12,056                               $    8,070
    12/31/2002                     $      12,786                               $    8,511
     3/31/2003                     $      12,487                               $    8,355
     6/30/2003                     $      14,123                               $    9,266
     9/30/2003                     $      14,401                               $    9,456
    12/31/2003                     $      15,710                               $   10,208
     3/31/2004                     $      16,354                               $   10,451
     6/30/2004                     $      16,654                               $   10,438
     9/30/2004                     $      16,468                               $   10,457
    12/31/2004                     $      17,292                               $   11,125
     3/31/2005                     $      17,174                               $   10,984
     6/30/2005                     $      17,646                               $   11,181
     9/30/2005                     $      18,665                               $   11,508

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/05)

                                                                            SINCE
                                                                          INCEPTION
                                                      1-YEAR     5-YEAR   (7/13/00)
          -------------------------------------------------------------------------
          OAKMARK EQUITY & INCOME FUND (CLASS II)      13.34%    11.91%     12.70%

          Lipper Balanced Fund Index                   10.05%     2.89%      2.73%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2005

THE OAKMARK GLOBAL FUND CLASS II

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (10/10/01) TO PRESENT (9/30/05) AS COMPARED TO THE MSCI WORLD INDEX

                        THE OAKMARK GLOBAL FUND (CLASS II)       MSCI WORLD INDEX
    10/10/2001                   $     10,000                        $  10,000
    12/31/2001                   $     12,060                        $  10,501
     3/31/2002                   $     13,362                        $  10,537
     6/30/2002                   $     12,451                        $   9,576
     9/30/2002                   $     10,231                        $   7,816
    12/31/2002                   $     11,760                        $   8,413
     3/31/2003                   $     10,494                        $   7,988
     6/30/2003                   $     14,008                        $   9,348
     9/30/2003                   $     15,328                        $   9,801
    12/31/2003                   $     17,454                        $  11,198
     3/31/2004                   $     18,111                        $  11,492
     6/30/2004                   $     18,358                        $  11,592
     9/30/2004                   $     17,828                        $  11,476
    12/31/2004                   $     20,132                        $  12,847
     3/31/2005                   $     20,234                        $  12,705
     6/30/2005                   $     20,355                        $  12,757
     9/30/2005                   $     22,024                        $  13,648

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/05)

                                                                    SINCE
                                                                  INCEPTION
                                                       1-YEAR     (10/10/01)
          -----------------------------------------------------------------
          OAKMARK GLOBAL FUND (CLASS II)               23.53%        21.97%

          MSCI World                                   18.93%         8.14%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2005

THE OAKMARK INTERNATIONAL FUND CLASS II

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (11/4/99) TO PRESENT (9/30/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

                          THE OAKMARK INTERNATIONAL FUND (CLASS II)     MSCI WORLD EX U.S. INDEX
       11/4/99                          $   10,000                             $   10,000
      12/31/99                          $   10,596                             $   11,178
     3/31/2000                          $   10,567                             $   11,239
     6/30/2000                          $   11,303                             $   10,866
     9/30/2000                          $   11,079                             $   10,037
    12/31/2000                          $   11,890                             $    9,683
     3/31/2001                          $   10,836                             $    8,327
     6/30/2001                          $   11,905                             $    8,262
     9/30/2001                          $    9,590                             $    7,103
    12/31/2001                          $   11,245                             $    7,611
     3/31/2002                          $   12,525                             $    7,655
     6/30/2002                          $   12,230                             $    7,483
     9/30/2002                          $    9,413                             $    6,015
    12/31/2002                          $   10,259                             $    6,409
     3/31/2003                          $    9,046                             $    5,927
     6/30/2003                          $   11,331                             $    7,066
     9/30/2003                          $   12,192                             $    7,637
    12/31/2003                          $   14,093                             $    8,935
     3/31/2004                          $   14,595                             $    9,314
     6/30/2004                          $   14,854                             $    9,323
     9/30/2004                          $   14,815                             $    9,341
    12/31/2004                          $   16,739                             $   10,756
     3/31/2005                          $   17,089                             $   10,764
     6/30/2005                          $   17,065                             $   10,680
     9/30/2005                          $   18,593                             $   11,847

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/05)

                                                                                  SINCE
                                                                                INCEPTION
                                                        1-YEAR        5-YEAR    (11/4/99)
          -------------------------------------------------------------------------------
          OAKMARK INTERNATIONAL FUND (CLASS II)          25.50%       10.90%      11.07%

          MSCI World ex U.S. Index                       26.82%        3.37%       2.91%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2005

THE OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (9/30/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

                               THE OAKMARK INTERNATIONAL          MSCI WORLD
                               SMALL CAP FUND (CLASS II)          EX U.S. INDEX
      1/8/2001                      $      10,000                 $   10,000
     3/31/2001                      $      10,140                 $    8,638
     6/30/2001                      $      10,494                 $    8,570
     9/30/2001                      $       9,292                 $    7,368
    12/31/2001                      $      11,062                 $    7,895
     3/31/2002                      $      12,180                 $    7,940
     6/30/2002                      $      12,466                 $    7,763
     9/30/2002                      $       9,686                 $    6,240
    12/31/2002                      $      10,454                 $    6,648
     3/31/2003                      $       9,172                 $    6,148
     6/30/2003                      $      11,845                 $    7,329
     9/30/2003                      $      13,501                 $    7,922
    12/31/2003                      $      15,915                 $    9,269
     3/31/2004                      $      16,946                 $    9,662
     6/30/2004                      $      17,433                 $    9,671
     9/30/2004                      $      18,107                 $    9,690
    12/31/2004                      $      20,528                 $   11,158
     3/31/2005                      $      21,636                 $   11,165
     6/30/2005                      $      21,061                 $   11,079
     9/30/2005                      $      23,348                 $   12,289

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 9/30/05)

                                                                              SINCE
                                                                            INCEPTION
                                                                  1-YEAR    (1/8/01)
          ---------------------------------------------------------------------------
          OAKMARK INTERNATIONAL SMALL CAP FUND (CLASS II)          28.94%     19.64%

          MSCI World ex U.S. Index                                 26.82%      4.45%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, November 2005

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

ACTUAL EXPENSES

The following table provides information about actual account values and actual fund expenses for Class II of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from April 1, 2005, to September 30, 2005, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class II shareholder can estimate expenses incurred for the period by dividing the account value at September 30, 2005, by $1,000 and multiplying the result by the number in the Expenses Paid During the Period row as shown below.

                                                                                                                 THE OAKMARK
                                                              THE OAKMARK                        THE OAKMARK    INTERNATIONAL
                            THE OAKMARK      THE OAKMARK       EQUITY AND         THE OAKMARK   INTERNATIONAL     SMALL CAP
                               FUND          SELECT FUND      INCOME FUND         GLOBAL FUND       FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
Beginning Account Value     $  1,000.00      $  1,000.00      $  1,000.00         $  1,000.00   $    1,000.00    $   1,000.00
Ending Account Value        $    996.60      $  1,000.30      $  1,086.80         $   1088.40   $    1,088.00    $   1,079.10
Expenses Paid During
 Period*                    $      6.31      $      6.17      $      5.91         $      7.59   $        7.22    $       7.66
Annualized Expense Ratio           1.26%            1.23%            1.13%               1.45%           1.38%           1.47%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The following table provides information about hypothetical account values and hypothetical expenses for Class II of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

                                                                                                                 THE OAKMARK
                                                              THE OAKMARK                        THE OAKMARK    INTERNATIONAL
                            THE OAKMARK      THE OAKMARK       EQUITY AND         THE OAKMARK   INTERNATIONAL     SMALL CAP
                               FUND          SELECT FUND      INCOME FUND         GLOBAL FUND       FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
Beginning Account Value     $  1,000.00      $  1,000.00      $  1,000.00         $  1,000.00   $    1,000.00    $   1,000.00
Ending Account Value        $  1,018.75      $  1,018.90      $  1,019.40         $  1,017.80   $    1,018.15    $   1,017.70
Expenses Paid During
 Period*                    $      6.38      $      6.23      $      5.72         $      7.33   $        6.98    $       7.44
Annualized Expense Ratio           1.26%            1.23%            1.13%               1.45%           1.38%           1.47%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

ITEM 2. CODE OF ETHICS.

(a) Registrant has adopted a code of ethics (the "Code") that applies to its Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer.

(b) No disclosures are required by this Item 2(b).

(c) During the period covered by the report, no amendments were made to the provisions of the Code.

(d) During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit (a)(1) to this Form N-CSR. Copies of the Code will also be made available free of charge upon request, by writing or calling The Oakmark Funds, P.O. Box 8510, Boston, MA 02266-8510, 1-800-OAKMARK, (1-800-625-6275).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant's board of trustees has determined that each of the following five members of the Registrant's audit committee qualifies as an "audit committee financial expert," as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR: Michael J. Friduss, Thomas H. Hayden, Christine M. Maki, Allan J. Reich and Gary N. Wilner, M.D. Each of those members of Registrant's audit committee is "independent" as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate fees billed to the Registrant for professional services rendered by the Registrant's accountant were as follows:

                                    FISCAL YEAR      FISCAL YEAR
                                       ENDED            ENDED
                                    SEPTEMBER 30,    SEPTEMBER 30,
                                        2005             2004
         ----------------------------------------------------------
         Audit Fees(1)             $  170,900            $  178,550
         Audit-Related Fees(2)     $   48,600            $   49,000
         Tax Fees(3)               $   20,700            $   22,600
         All Other Fees(4)         $        0            $        0

During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which such services are provided 2) such services were not recognized by management at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Registrant's audit committee by management and approved prior to the completion of the audit.

----------
1 "Audit Fees" include amounts for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2 "Audit-Related Fees" include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements, specifically the semi-annual reviews of the Funds in fiscal year 2005.

3 "Tax Fees" include amounts for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In the fiscal year 2004, the tax fees attributable to liquidation of The Oakmark Small Cap Fund were $5,350 and were borne by the investment adviser, Harris Associates L.P. (and are not included in this chart).

4 "All Other Fees" include amounts for products and services provided by the principal accountant. No such products and services were provided.

No audit-related, tax or non-audit services were approved by waiver pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

The aggregate fees billed for the fiscal years ended September 30, 2005 and September 30, 2004 by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $26,287 and $0, respectively.

The audit committee of Registrant's board of trustees has considered whether the provision of non-audit services that were rendered by Registrant's principal accountant to Registrant's investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the annual report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the period covered by this report, no amendments were made to the procedures that were adopted in fiscal year 2005.

ITEM 11. CONTROLS AND PROCEDURES.

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Senior Financial Officers (as referenced in Item 2 above), attached hereto as Exhibit
       (a)(1).

   (2) Certifications of John R. Raitt, Principal Executive Officer, and Kristi
       L. Rowsell, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

(b) Certification of John R. Raitt, Principal Executive Officer and Kristi L. Rowsell, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:   /s/ John R. Raitt
      ------------------------------------
      John R. Raitt
      Principal Executive Officer
Date: November 17, 2005
      ------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ John R. Raitt
      ------------------------------------
      John R. Raitt
      Principal Executive Officer
Date: November 17, 2005
      ------------------------------------

 By:  /s/ Kristi L. Rowsell
      ------------------------------------
      Kristi L. Rowsell
      Principal Financial Officer
Date: November 17, 2005
      ------------------------------------